                Mortgage Securitization and Collateral Analysis

                         BOAMS 2001-B    BOAMS 2001-C   BOAMS 2001-D    BOAMS 2001-E    BOAMS 2001-F   BOAMS 2001-G    BOAMS 2001-H
                        --------------  -------------- --------------  --------------  -------------- -------------- ---------------
                          751,426,855     750,855,450   500,842,328      500,267,004    1,037,948,547  574,745,073     595,166,054
                             Total          Total           Total           Total           Total          Total          Total
----------------------- --------------  -------------- --------------  --------------  -------------- -------------- ---------------
Number of Loans                 1545            1532           1063            1031            2223           1156           1173
---------------
----------------------- --------------  -------------- --------------  --------------  -------------- -------------- ---------------
----------------------- --------------  -------------- --------------  --------------  -------------- -------------- ---------------
Loan Type
---------
Fixed Rate                    100.00%         100.00%        100.00%         100.00%           0.00%          0.00%          0.00%
----------------------- --------------  -------------- --------------  --------------  -------------- -------------- ---------------
5/1 ARM                         0.00%           0.00%          0.00%           0.00%         100.00%        100.00%        100.00%
                        --------------  -------------- --------------  --------------  -------------- -------------- ---------------
                        --------------  -------------- --------------  --------------  -------------- -------------- ---------------
Product Type                5/1 LIBOR      5/1 LIBOR      5/1 LIBOR       5/1 LIBOR       5/1 LIBOR      5/1 LIBOR       5/1 LIBOR
------------            --------------  -------------- --------------  --------------  -------------- -------------- ---------------
----------------------- --------------  -------------- --------------  --------------  -------------- -------------- ---------------
Balance Information
-------------------
Average Loan Balance    $   486,360.00  $   490,115.00 $   471,159.00  $   485,225.00  $   466,913.00 $   497,184.32  $   507,388.00
Maximum Loan Balance    $ 1,000,000.00  $ 1,000,000.00 $ 1,000,000.00  $ 1,000,000.00  $ 1,000,000.00 $   280,000.00  $ 1,000,000.00
Minimum Loan Balance    $   275,784.69  $   276,063.36 $   279,666.67  $   275,998.72  $   232,068.21 $ 1,000,000.00  $   301,213.92
----------------------- --------------  -------------- --------------  --------------  -------------- -------------- ---------------
----------------------- --------------  -------------- --------------  --------------  -------------- -------------- ---------------
Pool Statistics
---------------
WAC                            7.047%          6.897%         6.966%          6.762%          6.749%         6.351%         6.114%
WA RTERM                         358             359            359             358             358            358            357
WA Age                             1               1              1               1               1              1              1
WA Original LTV                67.57%          67.94%         70.66%          67.14%          68.94%         66.24%         64.12%
WA FICO Score                    733             735            728             734             733            737            735
----------------------- --------------  -------------- --------------  --------------  -------------- -------------- ---------------
Geographic Distribution
-----------------------
California                     81.30%          72.76%         79.60%          68.62%          72.68%    CA   70.81%         63.80%
Other
----------------------- --------------  -------------- --------------  --------------  -------------- -------------- ---------------
----------------------- --------------  -------------- --------------  --------------  -------------- -------------- ---------------
Occupancy
---------
Primary                        94.17%          94.28%         94.81%          94.47%          94.46%         94.37%         95.22%
----------------------- --------------  -------------- --------------  --------------  -------------- -------------- ---------------
----------------------- --------------  -------------- --------------  --------------  -------------- -------------- ---------------
Loan Purpose
------------
Purchase                       43.08%          36.29%         46.98%          40.26%          47.21%         30.85%         19.79%
R/T Refi                       42.16%          45.90%         36.54%          38.41%          35.79%         50.82%         59.94%
----------------------- --------------  -------------- --------------  --------------  -------------- -------------- ---------------
                        --------------  -------------- --------------  --------------  -------------- -------------- ---------------
----------------------- --------------  -------------- --------------  --------------  -------------- -------------- ---------------
Property Type
-------------
Single Family Residence        67.47%          64.71%         59.34%          64.26%          61.30%         65.03%         64.43%
PUD                            23.03%          25.68%         25.77%          24.81%          27.05%         27.88%         26.98%
----------------------- --------------  -------------- --------------  --------------  -------------- -------------- ---------------

                        --------------  -------------- --------------  --------------  -------------- -------------- ---------------
Fico Distribution
-----------------
601-650                         4.63%           5.18%          4.77%           3.85%           4.76%          4.34%          3.91%
651-700                        16.91%          14.91%         18.14%          18.48%          17.58%         14.54%         17.81%
701-750                        37.19%          37.96%         39.45%          37.13%          35.74%         35.39%         34.80%
751-800                        39.48%          39.83%         35.99%          39.07%          39.29%         43.19%         42.18%
801-850                         1.43%           1.79%          1.04%           1.47%           1.91%          2.10%          1.23%
UNKNOWN                         0.36%           0.34%          0.62%           0.00%           0.73%          0.43%          0.06%
----------------------- --------------  -------------- --------------  --------------  -------------- -------------- ---------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this materia The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statemen Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in th preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                             BOAMS 2002-A     BOAMS 2002-B      BOAMS 2002-C                  BOAMS 2002-D           BOAMS 2002-E
Scheduled Principal Balance $600,716,046.11  $500,769,810.54  $ 426,858,493.52  $ 291,830,418.61  $81,666,638.54  $1,008,322,697.35
Number of Loans                        1194              970               851               583             158               1984
Product Type                        5/1 ARM          5/1 ARM           5/1 ARM           5/1 ARM         7/1 ARM            5/1 ARM
Balance Information
Average Loan Balance        $    503,112.00  $    516,258.00  $     501,596.35  $     500,567.00  $   516,877.00  $      508,227.17
Maximum Loan Balance        $  1,000,000.00  $  1,000,000.00  $   1,000,000.00  $   1,000,000.00  $ 1,000,000.00  $    3,365,507.52
Minimum Loan Balance        $    301,199.85  $    300,199.90  $     149,850.00  $ 308,000,000.00  $   310,000.00  $       49,102.67
Pool Statistics
WAC                                   6.061%           6.176%            6.201%            6.399%          6.453%             7.269%
WA RTERM                                358              359               358               359             359                328
WA Original LTV                       65.04%           64.21%            65.59%            70.25%          66.28%             71.75%
WA FICO Score                           732              735               736               731             743                722
Geographic Distribution
California                            69.00%           71.63%            78.64%            81.68%          70.82%             69.70%
Virginia                               2.90%            3.39%             1.67%             1.75%           4.28%
Texas                                  1.78%            1.38%             1.18%             0.00%           5.01%
Illinois                               1.84%            1.00%             0.82%             1.21%           1.24%
Florida                                3.33%            2.76%             2.59%             3.64%           0.83%
Other                                 21.15%           19.84%            15.10%            11.72%          17.82%
Occupancy
Primary                               93.58%           92.51%            94.46%            94.06%          93.61%             92.48%
Second Home                            5.72%            6.65%             4.61%             5.05%           6.39%
Investor Property                      0.70%            0.85%             0.93%             0.89%           0.00%
Loan Purpose
Purchase                              22.78%           27.52%            36.57%            50.80%          49.46%             68.85%
R/T Refi                              58.61%           54.40%            47.84%            34.38%          37.20%             17.27%
Cash Out Refi                         18.62%           18.08%            15.58%            14.83%          13.34%
Property Type
Single Family Residence               61.43%           68.75%            65.35%            59.72%          60.25%             65.34%
PUD-Detached                          28.13%           22.88%            25.55%            21.23%          28.31%             23.75%
PUD-Attached                           2.27%            1.24%             1.80%             1.39%           1.75%
Condo                                  6.16%            5.11%             6.07%            14.25%           9.68%
Co-Op                                  0.00%            0.00%             0.00%             0.00%           0.00%
Townhouse                              0.00%            0.07%             0.08%             0.00%           0.00%
2-4 Family                             2.01%            1.96%             1.16%             3.41%           0.00%
LTV Ratios
* or = 50.00                          19.04%           19.46%            17.96%            10.58%          16.97%              7.59%
50.01 - 55.00                          5.34%            5.81%             6.09%             3.54%           5.55%              3.28%
55.01 - 60.00                          7.47%            8.53%             7.14%             4.54%           8.55%              5.31%
60.01 - 65.00                          8.50%            8.40%             8.33%             5.86%           6.80%              8.08%
65.01 - 70.00                         15.89%           12.97%            12.24%            10.12%          13.31%             11.80%
70.01 - 75.00                         12.02%           12.17%            11.01%            17.27%          12.69%             14.03%
75.01 - 80.00                         30.49%           30.92%            35.28%            45.12%          36.13%             43.51%
80.01 - 85.00                          0.00%            0.29%             0.28%             0.26%           0.00%              0.77%
85.01 - 90.00                          0.62%            1.06%             0.83%             1.84%           0.00%              4.89%
90.01 - 95.00                          0.62%            0.38%             0.84%             0.86%           0.00%              0.73%
95.01 - 100.00                         0.00%            0.00%             0.00%             0.00%           0.00%              0.00%
Fico Distribution
0-600                                  0.00%            0.00%             0.00%             0.00%           0.00%              0.00%
601-650                                4.27%            4.17%             3.07%             5.35%           2.66%              5.35%
651-700                               18.56%           17.74%            17.58%            19.64%          12.49%             19.64%
701-750                               36.92%           33.57%            36.73%            36.21%          34.05%             36.21%
751-800                               37.81%           41.08%            40.47%            36.11%          48.25%             36.11%
801-850                                2.17%            2.62%             2.06%             2.55%           2.54%              2.55%
UNKNOWN                                0.27%            0.82%             0.08%             0.13%           0.00%              0.13%

                              BOAMS 2002-F             BOAMS 2002-G                        BOAMS 2002-H
                                                                                      Group 1        Group 2
Scheduled Principal Balance $380,059,672.10  $538,763,114.25  $ 378,185,485.69  $ 325,022,332.99  $53,935,363.22
Number of Loans                         742              703               761               634             103
Product Type                        5/1 ARM    5/1 LIBOR ARM       5/1 CMT ARM           5/1 ARM        Net 5
Balance Information
Average Loan Balance        $    512,209.80  $    766,377.00  $     496,959.00  $     512,654.00   $  523,644.00
Maximum Loan Balance        $  1,000,000.00  $  3,403,859.85  $   3,151,428.08  $   1,000,000.00   $1,000,000.00
Minimum Loan Balance        $    301,000.00  $    255,014.51  $       8,420.88  $     305,000.00   $  304,980.00
Pool Statistics
WAC                                   6.309%           6.624%            7.327%            6.077%          6.329%
WA RTERM                                359              349               326               358             359
WA Original LTV                       69.75%           63.13%            70.27%            67.47%          65.71%
WA FICO Score                           742              718               708               741             729
Geographic Distribution
California                            79.84%           73.64%            56.70%            78.41%          70.33%
Virginia                               1.15%            2.07%             1.49%             0.92%           2.21%
Texas                                  0.94%            1.22%             2.61%             0.61%           3.64%
Illinois                               1.43%            1.10%             0.26%             2.79%           1.74%
Florida                                3.67%            3.15%             8.24%             2.48%           3.05%
Other                                 12.97%           18.82%            30.70%            14.79%          19.03%
Occupancy
Primary                               94.95%           94.21%            90.63%            93.71%          95.52%
Second Home                            4.60%            4.96%             7.68%             5.35%           4.48%
Investor Property                      0.45%            0.83%             1.69%             0.94%           0.00%
Loan Purpose
Purchase                              57.20%           39.10%            56.36%            43.22%          52.37%
R/T Refi                              32.40%           46.42%            21.74%            45.37%          37.90%
Cash Out Refi                         10.40%           14.47%            21.90%            11.41%           9.73%
Property Type
Single Family Residence               66.50%           71.55%            64.44%            68.79%          72.09%
PUD-Detached                          19.80%           22.50%            24.77%            20.99%          15.90%
PUD-Attached                           1.33%            0.61%             0.10%             1.45%           2.34%
Condo                                 10.02%            4.39%             7.00%             7.85%           9.67%
Co-Op                                  0.25%            0.06%             0.19%             0.00%           0.00%
Townhouse                              0.21%            0.00%             0.00%             0.12%           0.00%
2-4 Family                             1.89%            0.89%             3.50%             0.80%           0.00%
LTV Ratios
* or = 50.00                          10.96%           22.23%            11.96%            15.16%          22.14%
50.01 - 55.00                          3.81%            7.56%             3.98%             5.09%           0.74%
55.01 - 60.00                          5.33%            8.01%             5.52%             6.33%           4.58%
60.01 - 65.00                          6.22%            9.95%             6.94%             7.45%           6.97%
65.01 - 70.00                         12.72%           13.00%            11.68%            11.90%           8.00%
70.01 - 75.00                         13.22%           11.52%            15.56%             8.99%          16.51%
75.01 - 80.00                         45.08%           25.33%            36.54%            42.36%          38.95%
80.01 - 85.00                          0.39%            0.09%             0.80%             0.23%           0.00%
85.01 - 90.00                          1.72%            0.98%             5.14%             1.53%           0.77%
90.01 - 95.00                          0.55%            1.13%             1.78%             0.97%           1.33%
95.01 - 100.00                         0.00%            0.18%             0.08%             0.00%           0.00%
Fico Distribution
0-600                                  0.00%            2.26%             7.14%             0.00%           0.00%
601-650                                2.60%            8.89%            12.43%             3.32%          11.54%
651-700                               15.83%           21.42%            20.31%            13.56%          10.38%
701-750                               32.11%           34.56%            28.76%            36.04%          33.87%
751-800                               46.92%           32.07%            29.36%            44.01%          43.10%
801-850                                2.45%            0.33%             1.64%             2.71%           1.11%
UNKNOWN                                0.10%            0.46%             0.35%             0.36%           0.00%

* Less than

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.

The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by

This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                               ---------------  ---------------  -------------------------------------------------------------------
                                 BOAMS 2002-I     BOAMS 2002-J                             BOAMS 2002-K
                                                                     Group 1            Group 2         Group 3          Group 4
----------------------------------------------  ---------------  -------------------------------------------------------------------
Scheduled Principal Balance    $686,352,510.24  $571,492,445.76  $1,307,214,036.50  $461,246,595.22  $73,280,987.50  $99,793,773.01
Number of Loans                     1336             1127              2708                873             170               190
Product Type                      5/1 ARM          5/1 ARM          10/1 ARMS           5/1 ARMS        5/1 CMT          3/1 ARMS
----------------------------------------------  ---------------  -------------------------------------------------------------------
Balance Information
Average Loan Balance             $513,736.91     $507,091.79       $482,723.00        $528,347.00     $431,065.00         $525.23
Maximum Loan Balance            $1,000,000.00   $1,000,000.00     $3,954,072.38      $2,660,950.10   $2,434,395.55      $997,955.91
Minimum Loan Balance             $301,240.73     $269,694.41        $41,067.77         $22,675.61      $2,916.99         $96,199.97
----------------------------------------------  ---------------  -------------------------------------------------------------------
Pool Statistics
WAC                                5.783%          5.522%             6.713%             6.069%          7.269%            5.660%
WA RTERM                             359             357                316                353             329               358
WA Original LTV                    65.71%          64.31%             66.92%             64.71%          73.94%            69.41%
WA FICO Score                        744             742                742                740             736               735
----------------------------------------------  ---------------  -------------------------------------------------------------------
Geographic Distribution
California                         73.05%          72.00%             64.56%             69.51%          26.01%            70.44%
Virginia                            1.82%           2.22%              3.49%              1.54%           5.37%             0.82%
Texas                               0.56%           0.75%              1.74%              1.21%          10.75%             0.88%
Illinois                            5.95%           5.47%              1.27%              2.03%           2.36%             4.64%
Florida                             2.24%           3.61%              5.06%              3.98%          10.06%             1.31%
Other                              16.38%          15.95%             23.88%             21.73%          45.45%            21.91%
----------------------------------------------  ---------------  -------------------------------------------------------------------
Occupancy
Primary                            96.33%          95.50%             95.97%             95.25%          89.35%            93.14%
Second Home                         3.31%           3.96%              3.96%              3.70%        1065.00%             6.02%
Investor Property                   0.36%           0.53%              0.07%              1.04%           0.00%             0.84%
----------------------------------------------  ---------------  -------------------------------------------------------------------
Loan Purpose
Purchase                           33.65%          26.84%             36.45%             37.97%          88.33%            46.10%
R/T Refi                           54.39%          59.78%             38.07%             48.06%           9.50%            43.05%
Cash Out Refi                      11.96%          13.38%             25.47%             13.97%           2.17%            10.85%
----------------------------------------------  ---------------  -------------------------------------------------------------------
Property Type
Single Family Residence            68.53%          68.49%             69.40%             69.54%          52.13%            67.02%
PUD-Detached                       21.05%          21.81%              2.35%             22.00%          36.49%            21.85%
PUD-Attached                        2.04%           1.96%             23.26%              0.97%           6.79%             2.23%
Condo                               7.07%           5.69%              3.77%              6.26%           4.60%             6.77%
Co-Op                               0.06%           0.00%              0.00%              0.29%           0.00%             0.00%
Townhouse                           0.06%           0.06%              0.14%              0.00%           0.00%             0.00%
2-4 Family                          1.19%           2.00%              1.07%              0.94%           0.00%             2.12%
----------------------------------------------  ---------------  -------------------------------------------------------------------
LTV Ratios
** or = 50.00                      17.42%          20.29%             12.73%             20.44%           4.51%            10.54%
50.01 - 55.00                       4.71%           6.33%              5.40%              5.95%           5.28%             6.94%
55.01 - 60.00                       7.20%           7.56%              8.00%              6.94%           2.41%             5.41%
60.01 - 65.00                       9.28%           9.10%             10.65%              9.19%           4.25%             8.53%
65.01 - 70.00                      14.52%          13.58%             14.23%             12.75%          10.02%            11.24%
70.01 - 75.00                      10.43%           9.69%             17.59%             14.13%          14.83%             9.39%
75.01 - 80.00                      35.55%          32.45%             29.50%             27.88%          51.26%            46.81%
80.01 - 85.00                       0.06%           0.24%              0.87%              0.14%           0.00%             0.00%
85.01 - 90.00                       0.37%           0.64%              0.91%              1.71%           7.01%             0.41%
90.01 - 95.00                       0.48%           0.13%              0.13%              0.83%           0.42%             0.71%
95.01 - 100.00                      0.00%           0.00%              0.00%              0.02%           0.00%             0.00%
----------------------------------------------  ---------------  -------------------------------------------------------------------
Fico Distribution
0-600                               0.00%           0.00%              0.04%              0.00%           0.44%             0.00%
601-650                             1.95%           3.06%              4.39%              3.20%           5.34%             3.73%
651-700                            10.55%          12.50%             16.01%             17.17%          16.96%            16.85%
701-750                            38.88%          34.61%             27.76%             28.85%          28.52%            36.43%
751-800                            45.80%          47.57%             47.03%             49.44%          46.38%            40.51%
801-850                             2.82%           2.20%              4.76%              1.34%           2.36%             2.48%
UNKNOWN                             0.00%           0.06%              0.00%              0.00%           0.00%             0.00%
----------------------------------------------  ---------------  -------------------------------------------------------------------

                               -------------------------------------------------
                                                  BOAMS 2002-L
                                   Group 1          Group 2         Group 3
--------------------------------------------------------------------------------
Scheduled Principal Balance    $180,391,287.02  $294,373,137.37 $162,415,317.19
Number of Loans                       364              586             338
Product Type                       3/1 ARMS         5/1 ARM         7/1 ARM
----------------------------------------------  ---------------  ---------------
Balance Information
Average Loan Balance              $495,580.00      $502,343.24    $480,518.69
Maximum Loan Balance              $998,905.44    $1,000,000.00    $998,904.44
Minimum Loan Balance               $29,942.82     $312,313.23     $289,533.33
----------------------------------------------  ---------------  ---------------
Pool Statistics
WAC                                 5.077%           5.313%          5.754%
WA RTERM                              358              356             352
WA Original LTV                     65.84%           64.10%          60.80%
WA FICO Score                         735              738             746
----------------------------------------------  ---------------  ---------------
Geographic Distribution
California                          69.20%           74.42%          58.04%
Virginia                             2.23%            1.84%           8.25%
Texas                                0.95%            1.22%           1.25%
Illinois                             2.56%            2.75%           1.33%
Florida                              3.52%            2.09%           3.69%
Other                               21.54%           17.68%          27.44%
----------------------------------------------  ---------------  ---------------
Occupancy
Primary                             92.89%           91.70%          95.88%
Second Home                          5.11%            7.15%           3.42%
Investor Property                    2.00%            1.15%           0.70%
----------------------------------------------  ---------------  ---------------
Loan Purpose
Purchase                            23.28%           23.74%          14.63%
R/T Refi                            58.21%           62.94%          65.85%
Cash Out Refi                       18.51%           13.33%          19.52%
----------------------------------------------  ---------------  ---------------
Property Type
Single Family Residence             65.34%           69.19%          70.64%
PUD-Detached                        24.89%           19.30%          22.72%
PUD-Attached                         2.27%            0.95%           0.72%
Condo                                4.86%            8.60%           4.86%
Co-Op                                                 0.00%
Townhouse                            0.26%
2-4 Family                           2.38%            1.95%           1.06%
----------------------------------------------  ---------------  ---------------
LTV Ratios
** or = 50.00                       14.60%           19.27%          25.34%
50.01 - 55.00                        5.89%            7.25%          10.97%
55.01 - 60.00                        6.83%            7.25%           8.37%
60.01 - 65.00                       11.08%           10.92%           8.95%
65.01 - 70.00                       15.74%           13.62%          12.44%
70.01 - 75.00                       15.25%           11.87%          11.95%
75.01 - 80.00                       29.78%           29.20%          21.15%
80.01 - 85.00                        0.00%            0.13%           0.00%
85.01 - 90.00                        0.83%            0.27%           0.83%
90.01 - 95.00                        0.00%            0.22%           0.00%
95.01 - 100.00                       0.00%            0.00%           0.00%
----------------------------------------------  ---------------  ---------------
Fico Distribution
0-600                                0.00%            0.00%           0.00%
601-650                              3.15%            4.27%           2.60%
651-700                             15.87%           18.56%          10.71%
701-750                             41.02%           36.92%          33.65%
751-800                             38.21%           37.81%          47.48%
801-850                              1.56%            2.17%           5.56%
UNKNOWN                              0.19%            0.27%           0.00%
----------------------------------------------  ---------------  ---------------

** denotes greater than

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.

The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any

This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                --------------------------------------------------------------------------------
                                                               BOAMS 2003-A

                                      Group 1              Group 2              Group 3             Group 4
----------------------------------------------------------------------------------------------------------------
Scheduled Principal Balance     $  116,159,931.88     $ 581,430,161.52     $ 120,580,599.16     $ 64,775,693.94
Number of Loans                               220                 1165                  202                 135
Product Type                              3/1 ARM              5/1 ARM              5Yr I/O             7/1 ARM
----------------------------------------------------------------------------------------------------------------
Cutoff Balance Information
Average Loan Balance            $      527,999.69     $     499,081.68     $     596,933.66     $    479,819.96
Maximum Loan Balance            $    1,000,000.00     $   1,000,000.00     $   1,000,000.00     $  1,000,000.00
Minimum Loan Balance            $      323,592.36     $     322,513.20     $     324,000.00     $    323,500.00
----------------------------------------------------------------------------------------------------------------
Pool Statistics
WAC                                         4.958%               5.316%               5.539%              5.707%
WA RTERM                                      359                  356                  356                 358
WA Original LTV                             66.74%               65.56%               58.64%              62.42%
WA FICO Score                                 737                  738                  736                 743
----------------------------------------------------------------------------------------------------------------
Geographic Distribution
1st                                      CA 65.52%            CA 70.61%            CA 69.26%           CA 60.46%
2nd                                       IL 4.74%             IL 3.71%             FL 9.13%            GA 5.84%
3rd                                       FL 3.78%             FL 2.90%             GA 3.96%            MD 4.35%
4th                                       CO 4.74%             MD 3.71%             MD 3.33%            VA 3.95%
5th                                       NC 3.78%              GA 2.9%             VA 3.12%            FL 3.85%
----------------------------------------------------------------------------------------------------------------
Occupancy
Primary                                     90.50%               93.96%               90.67%              95.52%
Second Home                                  8.78%                5.41%                9.33%               3.24%
Investor Property                            0.72%                0.63%                0.00%               1.23%
----------------------------------------------------------------------------------------------------------------
Loan Purpose
Purchase                                    32.04%               22.07%               28.81%              18.03%
R/T Refi                                    53.34%               62.70%               53.38%              57.02%
C/O Refi                                    14.61%               15.24%               17.81%              24.95%
----------------------------------------------------------------------------------------------------------------
Property Type
Single Family Residence                     66.25%               65.67%               67.92%              77.48%
PUD-Detached                                22.42%               22.80%               20.27%              17.97%
PUD-Attached                                 1.90%                1.88%                0.27%               0.68%
Condo                                        8.55%                7.74%               10.97%               1.73%
Co-Op                                        0.00%                0.09%                0.00%               0.00%
Townhouse                                    0.00%                0.30%                0.00%               0.00%
2-4 Family                                   0.88%                1.52%                0.56%               2.14%
----------------------------------------------------------------------------------------------------------------
Original LTV Ratios
* or = 50.00                                16.45%               18.43%               30.39%              20.52%
50.01 - 55.00                                1.86%                5.68%                4.36%               7.46%
55.01 - 60.00                                8.19%                5.46%                7.21%              10.03%
60.01 - 65.00                               10.51%                8.97%                8.37%              10.45%
65.01 - 70.00                               10.37%               13.51%               14.02%              20.87%
70.01 - 75.00                               18.02%               14.14%               17.34%               8.64%
75.01 - 80.00                               34.27%               33.08%               17.68%              20.69%
80.01 - 85.00                                0.00%                0.12%                0.00%               0.76%
85.01 - 90.00                                0.34%                0.54%                0.33%               0.00%
90.01 - 95.00                                0.00%                0.07%                0.30%               0.58%
----------------------------------------------------------------------------------------------------------------
Cutoff LTV Ratios
* or = 50.00                                16.84%               18.44%               30.39%              21.05%
50.01 - 55.00                                1.86%                5.68%                4.36%               6.92%
55.01 - 60.00                                8.19%                5.46%                7.21%              10.03%
60.01 - 65.00                               10.51%                9.09%                8.37%              11.05%
65.01 - 70.00                               10.37%               13.46%               14.02%              20.27%
70.01 - 75.00                               17.62%               14.29%               17.34%               9.28%
75.01 - 80.00                               34.27%               32.85%               17.68%              20.80%
80.01 - 85.00                                0.00%                0.12%                0.00%               0.00%
85.01 - 90.00                                0.34%                0.54%                0.33%               0.00%
90.01 - 95.00                                0.00%                0.07%                0.30%               0.58%
----------------------------------------------------------------------------------------------------------------
Fico Distribution
0-600                                        0.00%                0.00%                0.00%               0.00%
601-650                                      3.25%                3.60%                3.65%               3.40%
651-700                                     18.12%               15.39%               18.66%              15.88%
701-750                                     32.06%               35.94%               35.44%              28.47%
751-800                                     44.97%               43.13%               39.82%              47.87%
801-850                                      1.58%                1.72%                2.42%               4.38%
UNKNOWN                                      0.00%                0.22%                0.00%               0.00%
----------------------------------------------------------------------------------------------------------------

* means Less than

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.

The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Global Structured Finance                                            179 records
                                                              Balance:92,571,315

                              BoAMS 2003-B Group 1
                                    3-1 Arms

        ----------------------------------------------------------------------------------------------------------------------------
                                  Number    Aggregate       Percent      Average                               W.A.      W.A.
                                      of      Current      of Loans     Original    W.A.   W.A.      W.A.  Original Remaining  W.A.
                                Mortgage    Principal  by Principal    Principal   Gross   FICO  Original   Term to   Term to  Loan
          Original Balance         Loans      Balance       Balance      Balance  Coupon  Score       LTV  Maturity  Maturity   Age
        ----------------------------------------------------------------------------------------------------------------------------
          250,001 - 350,000           16  $ 5,388,459          5.82%    $336,963   4.806%  746      65.51%      360       360     0
          350,001 - 450,000           72   28,916,517         31.24      401,909   4.834   736      68.48       357       357     1
          450,001 - 550,000           38   18,930,741         20.45      498,715   4.794   741      70.22       355       354     1
          550,001 - 650,000           18   10,795,196         11.66      600,031   4.725   740      65.91       360       360     0
          650,001 - 750,000           19   13,413,157         14.49      706,284   4.629   723      65.51       360       360     0
          750,001 - 850,000            3    2,518,036          2.72      840,000   4.953   786      73.08       360       359     1
          850,001 - 950,000            2    1,773,320          1.92      887,200   4.875   774      59.15       360       360     0
          950,001 - 1,050,000         11   10,835,888         11.71      986,437   4.726   745      57.26       328       327     1
        ----------------------------------------------------------------------------------------------------------------------------
          Total:                     179  $92,571,315        100.00%    $517,571   4.773%  739      66.56%      354       354     1
        ----------------------------------------------------------------------------------------------------------------------------
          Average: $517,570.96
          Lowest: $324,000.00
          Highest: $1,000,000.00
          S.D.: $174,697.39
        ----------------------------------------------------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC                                       Page 1 of 9

Global Structured Finance                                            179 records
                                                             Balance: 92,571,315

                              BoAMS 2003-B Group 1
                                    3-1 Arms

          --------------------------------------------------------------------------------------------------------------------------
                            Number     Aggregate        Percent      Average                                  W.A.       W.A.
                                of       Current       of Loans     Original     W.A.    W.A.       W.A.  Original  Remaining   W.A.
                          Mortgage     Principal   by Principal    Principal    Gross    FICO   Original   Term to    Term to   Loan
          Gross Coupon       Loans       Balance        Balance      Balance   Coupon   Score        LTV  Maturity   Maturity    Age
          --------------------------------------------------------------------------------------------------------------------------
          3.876 - 4.000          1  $    572,174           0.62%  $  573,000    4.000%    720      79.94%      360        359      1
          4.001 - 4.125          3     2,153,000           2.33      718,000    4.125     716      72.36       360        360      0
          4.126 - 4.250          2     1,079,800           1.17      539,900    4.250     786      75.92       360        360      0
          4.251 - 4.375          7     4,193,187           4.53      599,400    4.375     769      63.45       360        360      0
          4.376 - 4.500         17     9,451,436          10.21      556,224    4.500     748      60.00       341        341      0
          4.501 - 4.625         26    13,274,878          14.34      510,787    4.625     748      68.24       354        354      0
          4.626 - 4.750         40    19,939,062          21.54      498,880    4.750     739      68.38       351        351      0
          4.751 - 4.875         47    23,814,451          25.73      507,261    4.875     735      66.94       360        359      1
          4.876 - 5.000         18     8,805,275           9.51      489,552    5.000     726      63.17       360        359      1
          5.001 - 5.125          9     4,269,187           4.61      474,544    5.125     732      68.12       338        337      0
          5.126 - 5.250          2     1,690,174           1.83      845,500    5.250     689      59.89       360        360      0
          5.251 - 5.375          3     1,664,733           1.80      556,767    5.375     790      69.78       360        357      3
          5.376 - 5.500          1       447,510           0.48      448,000    5.500     681      80.00       360        359      1
          5.501 - 5.625          3     1,216,448           1.31      405,917    5.625     719      67.07       360        359      1
          --------------------------------------------------------------------------------------------------------------------------
          Total:               179  $ 92,571,315         100.00%  $  517,571    4.773%    739      66.56%      354        354      1
          --------------------------------------------------------------------------------------------------------------------------
          W.A.: 4.773%
          Lowest: 4.000%
          Highest: 5.625%
          S.D.: 0.261%
          --------------------------------------------------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC                                       Page 2 of 9

Global Structured Finance                                            179 records
                                                             Balance: 92,571,315

                              BoAMS 2003-B Group 1
                                    3-1 Arms

------------------------------------------------------------------------------------------------------------------------------------
                           Number    Aggregate       Percent      Average                                     W.A.       W.A.
                               of      Current      of Loans     Original     W.A.     W.A.        W.A.   Original  Remaining   W.A.
                         Mortgage    Principal  by Principal    Principal    Gross     FICO    Original    Term to    Term to   Loan
Credit Score                Loans      Balance       Balance      Balance   Coupon    Score         LTV   Maturity   Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
800 - 824                       2  $   713,528          0.77%   $ 357,000    4.875%     808       58.80%       360        359      1
775 - 799                      32   16,826,155         18.18      526,242    4.744      788       67.01        360        359      1
750 - 774                      47   24,966,015         26.97      531,582    4.699      764       62.71        353        353      0
725 - 749                      39   19,969,776         21.57      512,317    4.793      738       69.83        355        355      0
700 - 724                      30   15,774,672         17.04      526,416    4.840      712       65.65        349        349      1
675 - 699                      14    6,466,244          6.99      462,237    4.882      691       69.81        348        347      1
650 - 674                       7    3,554,364          3.84      508,643    4.908      663       60.89        360        359      1
625 - 649                       7    3,935,561          4.25      562,487    4.689      643       74.82        360        360      0
600 - 624                       1      365,000          0.39      365,000    4.750      622       94.71        360        360      0
------------------------------------------------------------------------------------------------------------------------------------
Total:                        179  $92,571,315        100.00%   $ 517,571    4.773%     739       66.56%       354        354      1
------------------------------------------------------------------------------------------------------------------------------------
W.A.: 739
Lowest: 622
Highest: 812
S.D.: 41
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                           Number    Aggregate       Percent      Average                                     W.A.       W.A.
                               of      Current      of Loans     Original     W.A.     W.A.        W.A.   Original  Remaining   W.A.
                         Mortgage    Principal  by Principal    Principal    Gross     FICO    Original    Term to    Term to   Loan
Index                       Loans      Balance       Balance      Balance   Coupon    Score         LTV   Maturity   Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
ARM                           179  $92,571,315        100.00%   $ 517,571    4.773%     739       66.56%       354        354      1
------------------------------------------------------------------------------------------------------------------------------------
Total:                        179  $92,571,315        100.00%   $ 517,571    4.773%     739       66.56%       354        354      1
------------------------------------------------------------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC                                       Page 3 of 9

Global Structured Finance                                            179 records
                                                             Balance: 92,571,315

                              BoAMS 2003-B Group 1

                                    3-1 Arms

------------------------------------------------------------------------------------------------------------------------------------
                       Number     Aggregate        Percent     Average                                     W.A.        W.A.
                           of       Current       of Loans    Original      W.A.     W.A.       W.A.   Original   Remaining    W.A.
                     Mortgage     Principal   by Principal   Principal     Gross     FICO   Original    Term to     Term to    Loan
Loan Purpose            Loans       Balance        Balance     Balance    Coupon    Score        LTV   Maturity    Maturity     Age
------------------------------------------------------------------------------------------------------------------------------------
R/T REFI                  108   $58,111,218          62.77%   $538,569     4.769%     740      64.44%       352         352       1
PURCH                      47    23,414,948          25.29     498,511     4.756      749      76.02        360         359       1
C/O REFI                   24    11,045,149          11.93     460,404     4.834      719      57.66        353         353       0
------------------------------------------------------------------------------------------------------------------------------------
Total:                    179   $92,571,315         100.00%   $517,571     4.773%     739      66.56%       354         354       1
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                       Number     Aggregate        Percent     Average                                     W.A.        W.A.
                           of       Current       of Loans    Original      W.A.     W.A.       W.A.   Original   Remaining    W.A.
                     Mortgage     Principal   by Principal   Principal     Gross     FICO   Original    Term to     Term to    Loan
Property Type           Loans       Balance        Balance     Balance    Coupon    Score        LTV   Maturity    Maturity     Age
------------------------------------------------------------------------------------------------------------------------------------
SFR                       127   $65,685,480          70.96%   $517,565     4.766%     742      65.66%       356         355       1
PUD Detach                 31    16,165,910          17.46     522,156     4.774      730      69.01        349         349       0
Condo                       9     4,315,115           4.66     479,889     4.819      729      63.53        360         359       1
PUD Attach                  8     3,511,354           3.79     439,146     4.827      748      78.03        360         360       0
2-Family                    2     1,610,500           1.74     805,700     4.820      745      59.68        360         360       0
4-Family                    1       848,955           0.92     850,000     4.875      762      70.83        360         359       1
Townhouse                   1       434,000           0.47     434,000     4.625      681      66.56        180         180       0
------------------------------------------------------------------------------------------------------------------------------------
Total:                    179   $92,571,315         100.00%   $517,571     4.773%     739      66.56%       354         354       1
------------------------------------------------------------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC                                       Page 4 of 9

                                                                     179 records
Global Structured Finance                                    Balance: 92,571,315

                              BoAMS 2003-B Group 1
                                    3-1 Arms

----------------------------------------------------------------------------------------------------------------------
                     Number    Aggregate      Percent    Average                                W.A.       W.A.
                         of      Current     of Loans   Original    W.A.   W.A.      W.A.   Original  Remaining   W.A.
                   Mortgage    Principal by Principal  Principal   Gross   FICO  Original    Term to    Term to   Loan
Occupancy Status      Loans      Balance      Balance    Balance  Coupon  Score       LTV   Maturity   Maturity    Age
----------------------------------------------------------------------------------------------------------------------
Primary                 167  $86,648,372        93.60%  $519,273   4.771%   738     67.36%       356        356      1
Secondary                 8    4,414,778         4.77    552,069   4.766    757     49.60        320        320      0
Investor                  4    1,508,164         1.63    377,500   4.937    757     70.30        360        359      1
----------------------------------------------------------------------------------------------------------------------
Total:                  179  $92,571,315       100.00%  $517,571   4.773%   739     66.56%       354        354      1
----------------------------------------------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC                                       Page 5 of 9

Global Structured Finance                                            179 records
                                                             Balance: 92,571,315

                              BoAMS 2003-B Group 1
                                    3-1 Arms

------------------------------------------------------------------------------------------------------------------------------------
                           Number     Aggregate        Percent      Average                                  W.A.        W.A.
                               of       Current       of Loans     Original    W.A.     W.A.      W.A.   Original   Remaining   W.A.
                         Mortgage     Principal   by Principal    Principal   Gross     FICO  Original    Term to     Term to   Loan
Geographic Distribution     Loans       Balance        Balance      Balance  Coupon    Score       LTV   Maturity    Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
California                    128  $ 64,833,101          70.04%  $  506,823   4.753%     744     68.32%       360         360      0
Illinois                        5     3,150,696           3.40      630,222   4.646      754     64.54        335         335      0
South Carolina                  6     3,099,847           3.35      517,787   5.023      726     54.78        360         360      0
Washington                      5     2,836,626           3.06      568,160   4.939      755     56.70        360         359      1
Florida                         5     2,341,047           2.53      468,351   4.913      732     75.15        360         360      0
Massachusetts                   4     2,208,949           2.39      552,500   4.636      741     45.34        280         280      0
Maryland                        3     1,987,929           2.15      663,307   4.805      702     70.48        360         359      1
Nevada                          2     1,915,686           2.07      961,500   5.003      713     56.68        271         271      0
Missouri                        3     1,613,950           1.74      538,200   4.828      742     69.07        301         301      0
Arizona                         3     1,327,600           1.43      442,533   4.820      739     75.17        360         360      0
Colorado                        2     1,032,319           1.12      516,800   4.835      701     56.87        360         359      1
Idaho                           1       998,653           1.08    1,000,000   4.375      768     50.00        360         359      1
Ohio                            2       860,354           0.93      432,500   4.775      684     72.36        360         359      1
Virginia                        2       859,340           0.93      430,206   4.811      690     78.06        360         359      1
Texas                           2       765,257           0.83      382,850   4.809      703     67.76        360         360      0
Georgia                         1       612,500           0.66      612,500   4.875      639     70.00        360         360      0
Minnesota                       1       526,337           0.57      527,000   4.750      787     63.88        360         359      1
Oregon                          1       430,000           0.46      430,000   4.750      748     38.22        360         360      0
Wisconsin                       1       413,091           0.45      413,600   4.875      767     78.04        360         359      1
North Carolina                  1       382,030           0.41      382,500   4.875      636     75.00        360         359      1
Other                           1       376,000           0.41      376,000   4.625      708     50.13        360         360      0
------------------------------------------------------------------------------------------------------------------------------------
Total:                        179  $ 92,571,315         100.00%  $  517,571   4.773%     739     66.56%       354         354      1
------------------------------------------------------------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC                                      Page 6 of 9

Global Structured Finance                                            179 records
                                                             Balance: 92,571,315
                              BoAMS 2003-B Group 1
                                    3-1 Arms

------------------------------------------------------------------------------------------------------------------------------------
                        Number      Aggregate      Percent      Average                                    W.A.        W.A.
                            of        Current     of Loans     Original      W.A.   W.A.       W.A.    Original   Remaining    W.A.
                      Mortgage      Principal by Principal    Principal     Gross   FICO   Original     Term to     Term to    Loan
County Distribution      Loans        Balance      Balance      Balance    Coupon  Score        LTV    Maturity    Maturity     Age
------------------------------------------------------------------------------------------------------------------------------------
SANTA CLARA                 49   $ 24,397,158        26.35%   $ 498,222     4.720%   757      67.71%        360         359       1
ALAMEDA                     16      8,183,938         8.84      511,769     4.649    744      70.64         360         360       0
LOS ANGELES                 14      7,771,352         8.39      555,407     4.775    746      66.76         360         360       0
SAN FRANCISCO                8      5,075,051         5.48      634,800     4.789    720      65.63         360         359       1
ORANGE                       8      4,189,958         4.53      524,103     4.851    709      67.78         360         359       1
CONTRA COSTA                 7      3,806,627         4.11      544,193     4.645    733      70.98         360         359       1
SAN MATEO                    7      3,222,313         3.48      460,729     4.942    718      75.33         360         359       1
KING                         5      2,836,626         3.06      568,160     4.939    755      56.70         360         359       1
COOK                         3      2,372,111         2.56      790,704     4.598    769      62.41         360         360       0
SONOMA                       4      1,478,538         1.60      369,750     4.787    744      65.78         360         360       0
Other                       58     29,237,643        31.58      504,667     4.834    728      64.19         342         342       1
------------------------------------------------------------------------------------------------------------------------------------
Total:                     179   $ 92,571,315       100.00%   $ 517,571     4.773%   739      66.56%        354         354       1
------------------------------------------------------------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC                                       Page 7 of 9

Global Structured Finance                                            179 records
                                                             Balance: 92,571,315

                              BoAMS 2003-B Group 1
                                    3-1 Arms

------------------------------------------------------------------------------------------------------------------------------------
                           Number     Aggregate       Percent      Average                                   W.A.       W.A.
                               of       Current      of Loans     Original     W.A.    W.A.       W.A.   Original  Remaining    W.A.
                         Mortgage     Principal  by Principal    Principal    Gross    FICO   Original    Term to    Term to    Loan
Original LTV                Loans       Balance       Balance      Balance   Coupon   Score        LTV   Maturity   Maturity     Age
------------------------------------------------------------------------------------------------------------------------------------
15.01 - 20.00                   2    $1,425,434          1.54%    $713,000    4.579%    766      16.93%       237        236       0
25.01 - 30.00                   3     1,617,972          1.75      539,733    4.911     727      27.42        360        359       1
30.01 - 35.00                   2     1,060,000          1.15      530,000    4.789     767      32.49        360        360       0
35.01 - 40.00                   2       779,560          0.84      390,000    4.750     728      37.52        360        360       0
40.01 - 45.00                   6     2,801,749          3.03      467,258    4.718     772      42.07        360        359       1
45.01 - 50.00                  12     6,843,937          7.39      570,689    4.750     751      48.59        360        359       1
50.01 - 55.00                  10     5,489,059          5.93      549,040    4.855     727      53.10        360        360       0
55.01 - 60.00                  11     7,127,039          7.70      649,043    4.847     741      58.68        336        335       1
60.01 - 65.00                  12     6,019,863          6.50      502,100    4.833     740      63.75        344        343       1
65.01 - 70.00                  27    14,645,971         15.82      542,793    4.708     730      68.08        355        354       1
70.01 - 75.00                  18    10,271,063         11.10      570,958    4.815     741      73.17        360        360       0
75.01 - 80.00                  72    33,702,043         36.41      468,453    4.753     739      79.18        360        360       0
80.01 - 85.00                   1       422,626          0.46      426,800    5.375     781      80.53        360        353       7
90.01 - 95.00                   1       365,000          0.39      365,000    4.750     622      94.71        360        360       0
------------------------------------------------------------------------------------------------------------------------------------
Total:                        179   $92,571,315        100.00%    $517,571    4.773%    739      66.56%       354        354       1
------------------------------------------------------------------------------------------------------------------------------------
W.A.: 66.56%
Lowest: 16.27%
Highest: 94.71%
S.D.: 14.44%
------------------------------------------------------------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC                                       Page 8 of 9

Global Structured Finance                                            179 records
                                                             Balance: 92,571,315

                              BoAMS 2003-B Group 1
                                    3-1 Arms

------------------------------------------------------------------------------------------------------------------------------------
                           Number     Aggregate       Percent      Average                                   W.A.        W.A.
                               of       Current      of Loans     Original     W.A.    W.A.       W.A.   Original   Remaining   W.A.
                         Mortgage     Principal  by Principal    Principal    Gross    FICO   Original    Term to     Term to   Loan
Original Term               Loans       Balance       Balance      Balance   Coupon   Score        LTV   Maturity    Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
180                             4   $ 2,884,386          3.12%    $722,925   4.715%     722     46.13%        180        180       0
360                           175    89,686,928         96.88      512,877   4.775      740     67.22         360        359       1
------------------------------------------------------------------------------------------------------------------------------------
Total:                        179   $92,571,315       100.00%     $517,571   4.773%     739     66.56%        354        354       1
------------------------------------------------------------------------------------------------------------------------------------
W.A.:  354.4 months
Lowest:  180 months
Highest: 360 months
S.D.:  26.7 months
------------------------------------------------------------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC                                       Page 9 of 9

Global Structured Finance

                              BoAMS 2003-B Group 1
                                    3-1 Arms
                            Collateral Summary Report

-----------------------------------------
General Pool Characteristics
-----------------------------------------
Pool Size:                 $92,571,314.54
Loan Count:                           179
Cut-off Date:                  2003-02-01
Avg. Loan Balance:           $ 517,158.18
Avg. Orig. Balance:           $517,570.96
W.A. FICO*:                           739
W.A. Orig. LTV:                     66.56%
W.A. Cut-Off LTV:                   66.51%
W.A. Gross Coupon:                  4.773%
W.A. Net Coupon:                    4.773%
W.A. Servicing Fee:
W.A. Orig. Term:               354 months
W.A. Rem. Term:                354 months
W.A. Age:                        1 months
% over 80 COLTV:                     0.39%
% over 100 COLTV:                    0.00%
% with PMI:                          0.39%
W.A. MI Coverage:                   30.00%
W.A. MI Adjusted LTV:               66.40%
% Second Lien:                       0.00%
% with Prepay Penalty:               0.00%
% Balloon:                           0.00%
Max. Zipcode Conc.:                  2.98%
-----------------------------------------
* FICO not available for 0 loans, or
0.0% of the aggregate pool balance.
-----------------------------------------

-----------------------------------------
Original Balance                  Percent
-----------------------------------------
250,001 - 350,000                    5.82%
350,001 - 450,000                   31.24
450,001 - 550,000                   20.45
550,001 - 650,000                   11.66
650,001 - 750,000                   14.49
750,001 - 850,000                    2.72
850,001 - 950,000                    1.92
950,001 - 1,050,000                 11.71
-----------------------------------------
Total:                             100.00%
-----------------------------------------
Average:                      $517,570.96
Lowest:                       $324,000.00
Highest:                    $1,000,000.00
S.D.:                         $174,697.39
-----------------------------------------

-----------------------------------------
Cut-Off Balance                   Percent
-----------------------------------------
300,001 - 400,000                   22.25%
400,001 - 500,000                   25.57
500,001 - 600,000                   15.88
600,001 - 700,000                   12.09
700,001 - 800,000                    7.87
800,001 - 900,000                    4.64
900,001 - 1,000,000                 11.71
-----------------------------------------
Total:                             100.00%
-----------------------------------------
Average:                       517,158.18
Lowest:                        323,601.61
Highest:                       998,798.45
S.D.:                          174,498.03
-----------------------------------------

-----------------------------------------
Lien Position                     Percent
-----------------------------------------
1                                  100.00%
-----------------------------------------
Total:                             100.00%
-----------------------------------------

-----------------------------------------
Coupon                            Percent
-----------------------------------------
3.876 - 4.000                        0.62%
4.001 - 4.125                        2.33
4.126 - 4.250                        1.17
4.251 - 4.375                        4.53
4.376 - 4.500                       10.21
4.501 - 4.625                       14.34
4.626 - 4.750                       21.54
4.751 - 4.875                       25.73
4.876 - 5.000                        9.51
5.001 - 5.125                        4.61
5.126 - 5.250                        1.83
5.251 - 5.375                        1.80
5.376 - 5.500                        0.48
5.501 - 5.625                        1.31
-----------------------------------------
Total:                             100.00%
-----------------------------------------
W.A.:                               4.773
Lowest:                             4.000
Highest:                            5.625
S.D.:                               0.261
-----------------------------------------

-----------------------------------------
Credit Score*                     Percent
-----------------------------------------
801 - 850                            0.77%
751 - 800                           45.15
701 - 750                           38.19
651 - 700                           10.90
601 - 650                            5.00
-----------------------------------------
Total:                             100.00%
-----------------------------------------
W.A.:                                 739
Lowest:                               622
Highest:                              812
S.D.:                                  41
-----------------------------------------

-----------------------------------------
PMI Providers                     Percent
-----------------------------------------
None                                99.61%
UGIC                                 0.39
-----------------------------------------
Total:                             100.00%
-----------------------------------------

-----------------------------------------
Product Type                      Percent
-----------------------------------------
3/27 12 MO LIBOR                    96.88%
3/12 12 MO LIBOR                     3.12
-----------------------------------------
Total:                             100.00%
-----------------------------------------

-----------------------------------------
Index                             Percent
-----------------------------------------
ARM                                100.00%
-----------------------------------------
Total:                             100.00%
-----------------------------------------

-----------------------------------------
Loan Purpose                      Percent
-----------------------------------------
R/T REFI                            62.77%
PURCH                               25.29
C/O REFI                            11.93
-----------------------------------------
Total:                             100.00%
-----------------------------------------

-----------------------------------------
Loan Type                         Percent
-----------------------------------------
CONVENTIONAL                       100.00%
-----------------------------------------
Total:                             100.00%
-----------------------------------------

-----------------------------------------
Property Type                     Percent
-----------------------------------------
SFR                                 70.96%
PUD Detach                          17.46
Condo                                4.66
PUD Attach                           3.79
2-Family                             1.74
4-Family                             0.92
Townhouse                            0.47
-----------------------------------------
Total:                             100.00%
-----------------------------------------

-----------------------------------------
Occupancy Status                  Percent
-----------------------------------------
Primary                             93.60%
Secondary                            4.77
Investor                             1.63
-----------------------------------------
Total:                             100.00%
-----------------------------------------

-----------------------------------------
Documentation                     Percent
-----------------------------------------
Rapid                               50.63%
Standard                            24.45
Reduced                             23.06
All Ready Home                       1.86
-----------------------------------------
Total:                             100.00%
-----------------------------------------

-----------------------------------------
State                             Percent
-----------------------------------------
California                          70.04%
Illinois                             3.40
South Carolina                       3.35
Washington                           3.06
Florida                              2.53
Other                               17.62
-----------------------------------------
Total:                             100.00%
-----------------------------------------

-----------------------------------------
Zip Code                          Percent
-----------------------------------------
95070                                2.98%
94539                                2.88
95125                                2.32
94070                                2.14
94306                                2.02
Other                               87.66
-----------------------------------------
Total:                             100.00%
-----------------------------------------

-----------------------------------------
OLTV                              Percent
-----------------------------------------
** = 20.00                           1.54%
25.01 - 30.00                        1.75
30.01 - 35.00                        1.15
35.01 - 40.00                        0.84
40.01 - 45.00                        3.03
45.01 - 50.00                        7.39
50.01 - 55.00                        5.93
55.01 - 60.00                        7.70
60.01 - 65.00                        6.50
65.01 - 70.00                       15.82
70.01 - 75.00                       11.10
75.01 - 80.00                       36.41
80.01 - 85.00                        0.46
90.01 - 95.00                        0.39
-----------------------------------------
Total:                             100.00%
-----------------------------------------
W.A.:                               66.56%
Lowest:                             16.27%
Highest:                            94.71%
S.D.:                               14.44%
-----------------------------------------

-----------------------------------------
Cut-Off LTV                       Percent
-----------------------------------------
** = 20.00                           1.54%
25.01 - 30.00                        1.75
30.01 - 35.00                        1.15
35.01 - 40.00                        0.84
40.01 - 45.00                        3.03
45.01 - 50.00                        7.39
50.01 - 55.00                        5.93
55.01 - 60.00                        7.70
60.01 - 65.00                        6.50
65.01 - 70.00                       15.82
70.01 - 75.00                       11.10
75.01 - 80.00                       36.86
90.01 - 95.00                        0.39
-----------------------------------------
Total:                             100.00%
-----------------------------------------
W.A.:                               66.51%
Lowest:                             16.27%
Highest:                            94.71%
S.D.:                               14.42%
-----------------------------------------

-----------------------------------------
Delinquency*                      Percent
-----------------------------------------
0-29 days                          100.00%
-----------------------------------------
Total:                             100.00%
-----------------------------------------
* MBA method
-----------------------------------------

-----------------------------------------
Times 30 Days                     Percent
-----------------------------------------
0                                  100.00%
-----------------------------------------
Total:                             100.00%
-----------------------------------------

-----------------------------------------
Convertible Flag                  Percent
-----------------------------------------
N                                  100.00%
-----------------------------------------
Total:                             100.00%
-----------------------------------------

-----------------------------------------
Prepay Flag                       Percent
-----------------------------------------
N                                  100.00%
-----------------------------------------
Total:                             100.00%
-----------------------------------------

-----------------------------------------
Prepay Penalty Term               Percent
-----------------------------------------
0                                  100.00%
-----------------------------------------
Total:                             100.00%
-----------------------------------------
W.A.:                                 0.0
Lowest:                                 0
Highest:                                0
S.D.:                                 0.0
-----------------------------------------

-----------------------------------------
Remaining Prepayment Term         Percent
-----------------------------------------
0                                  100.00%
-----------------------------------------
Total:                             100.00%
-----------------------------------------

-----------------------------------------
Buydown Agreement                 Percent
-----------------------------------------
N                                  100.00%
-----------------------------------------
Total:                             100.00%
-----------------------------------------

-----------------------------------------
Original Term                     Percent
-----------------------------------------
180                                  3.12%
360                                 96.88
-----------------------------------------
Total:                             100.00%
-----------------------------------------
W.A.:                        354.4 months
Lowest:                        180 months
Highest:                       360 months
-----------------------------------------

-----------------------------------------
Scheduled Remaining Term          Percent
-----------------------------------------
175 - 180                            3.12%
349 - 354                            0.46
355 - 360                           96.43
-----------------------------------------
Total:                             100.00%
-----------------------------------------
W.A.:                        353.9 months
Lowest:                        179 months
Highest:                       360 months
-----------------------------------------

-----------------------------------------
Cut-Off Loan Age                  Percent
-----------------------------------------
= 0                                 51.78%
1 - 6                               47.76
7 - 12                               0.46
-----------------------------------------
Total:                             100.00%
-----------------------------------------
W.A.:                          0.5 months
Lowest:                          0 months
Highest:                         7 months
-----------------------------------------

-----------------------------------------
Gross Margin                      Percent
-----------------------------------------
2.001 - 3.000                      100.00%
-----------------------------------------
Total:                             100.00%
-----------------------------------------
W.A.:                               2.250%
Lowest:                             2.250%
Highest:                            2.250%
S.D.:                               0.000%
-----------------------------------------

-----------------------------------------
Initial Cap (ARMs)                Percent
-----------------------------------------
2.000                              100.00%
-----------------------------------------
Total:                             100.00%
-----------------------------------------
W.A.:                               2.000%
Lowest:                             2.000%
Highest:                            2.000%
S.D.:                               0.000%
-----------------------------------------

-----------------------------------------
Periodic Cap (ARMs)               Percent
-----------------------------------------
2.000                              100.00%
-----------------------------------------
Total:                             100.00%
-----------------------------------------
W.A.:                               2.000%
Lowest:                             2.000%
Highest:                            2.000%
S.D.:                               0.000%
-----------------------------------------

-----------------------------------------
Maximum Rate (ARMs)               Percent
-----------------------------------------
9.001 - 10.000                       0.62%
10.001 - 11.000                     89.35
11.001 - 12.000                     10.03
-----------------------------------------
Total:                             100.00%
-----------------------------------------
W.A.:                              10.773%
Lowest:                            10.000%
Highest:                           11.625%
S.D.:                               0.261%
-----------------------------------------

-----------------------------------------
Cutoff Rollterm                   Percent
-----------------------------------------
25 - 30                              0.46%
31 - 36                             99.54
-----------------------------------------
Total:                             100.00%
-----------------------------------------
W.A.:                         35.5 months
Lowest:                         29 months
Highest:                        36 months
S.D.:                          0.7 months
-----------------------------------------

*** denotes less than or equal to

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC                                       Page 1 of 1

Global Structured Finance                                          1,449 records
                                                            Balance: 786,106,638

                              BoAMS 2003-B Group 2
                                   5/1 & Net5

------------------------------------------------------------------------------------------------------------------------------------
                           Number     Aggregate       Percent      Average                                   W.A.       W.A.
                               of       Current      of Loans     Original     W.A.    W.A.       W.A.   Original  Remaining    W.A.
                         Mortgage     Principal  by Principal    Principal    Gross    FICO   Original    Term to    Term to    Loan
Original Balance            Loans       Balance       Balance      Balance   Coupon   Score        LTV   Maturity   Maturity     Age
------------------------------------------------------------------------------------------------------------------------------------
250,001 - 350,000             110  $ 37,198,536          4.73%    $338,329     5.355%   730      66.12%       358        357       1
350,001 - 450,000             486   194,425,786         24.73      400,353     5.304    738      67.71        359        358       1
450,001 - 550,000             309   152,972,467         19.46      495,719     5.309    738      66.49        360        358       1
550,001 - 650,000             208   125,579,033         15.97      604,030     5.290    738      64.24        359        358       1
650,001 - 750,000             166   118,043,059         15.02      711,729     5.298    731      63.16        359        358       2
750,001 - 850,000              46    37,592,579          4.78      817,379     5.377    738      59.06        359        357       2
850,001 - 950,000              27    24,225,531          3.08      897,449     5.297    744      67.89        360        358       2
950,001 - 1,050,000            97    96,069,647         12.22      990,618     5.356    726      53.00        360        358       2
------------------------------------------------------------------------------------------------------------------------------------
Total:                      1,449  $786,106,638        100.00%    $542,906     5.314%   735      63.95%       359        358       1
------------------------------------------------------------------------------------------------------------------------------------
Average: $  542,905.88
Lowest:  $  322,701.00
Highest: $1,000,000.00
S.D.:    $  182,125.19
------------------------------------------------------------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC                                       Page 1 of 9

Global Structured Finance                                          1,449 records
                                                            Balance: 786,106,638

                              BoAMS 2003-B Group 2
                                   5/1 & Net5

------------------------------------------------------------------------------------------------------------------------------------
                           Number     Aggregate       Percent      Average                                   W.A.       W.A.
                               of       Current      of Loans     Original     W.A.    W.A.       W.A.   Original  Remaining    W.A.
                         Mortgage     Principal  by Principal    Principal    Gross    FICO   Original    Term to    Term to    Loan
Gross Coupon                Loans       Balance       Balance      Balance   Coupon   Score        LTV   Maturity   Maturity     Age
------------------------------------------------------------------------------------------------------------------------------------
3.626 - 3.750                   1  $    620,000          0.08%    $620,000    3.750%    734      80.00%       360        360       0
3.876 - 4.000                   1       583,957          0.07      583,957    4.000     767      80.00        360        356       4
4.001 - 4.125                   4     2,212,374          0.28      553,350    4.125     783      71.62        360        359       1
4.126 - 4.250                   5     2,327,097          0.30      465,932    4.250     756      68.19        347        347       1
4.251 - 4.375                   3     1,438,500          0.18      479,500    4.375     748      61.11        360        358       2
4.376 - 4.500                  19    11,640,439          1.48      612,753    4.500     725      60.38        356        355       1
4.501 - 4.625                  19    11,322,330          1.44      596,003    4.625     748      63.85        352        350       2
4.626 - 4.750                  43    21,926,970          2.79      510,072    4.750     737      64.81        360        359       1
4.751 - 4.875                  74    38,955,862          4.96      527,003    4.875     742      63.84        360        359       1
4.876 - 5.000                 127    66,437,831          8.45      523,551    5.000     738      63.78        359        358       1
5.001 - 5.125                 153    85,035,350         10.82      557,025    5.125     744      63.15        359        358       1
5.126 - 5.250                 238   126,773,930         16.13      532,954    5.250     738      64.27        360        359       1
5.251 - 5.375                 229   125,617,816         15.98      548,748    5.375     737      64.33        360        359       1
5.376 - 5.500                 259   140,594,781         17.88      543,156    5.500     733      62.86        359        357       2
5.501 - 5.625                 117    61,691,050          7.85      527,451    5.625     730      63.43        360        358       2
5.626 - 5.750                  84    47,003,313          5.98      559,814    5.750     720      64.90        360        358       2
5.751 - 5.875                  47    28,125,400          3.58      598,700    5.875     720      66.66        360        358       2
5.876 - 6.000                  19     9,786,970          1.24      515,783    6.000     727      66.01        360        358       2
6.001 - 6.125                   2     1,499,000          0.19      749,500    6.125     710      62.92        360        358       2
6.126 - 6.250                   2     1,380,000          0.18      690,000    6.250     698      75.62        360        360       0
6.251 - 6.375                   2       799,669          0.10      400,000    6.375     694      76.59        360        359       1
6.501 - 6.625                   1       334,000          0.04      334,000    6.625     700      63.62        360        359       1
------------------------------------------------------------------------------------------------------------------------------------
Total:                      1,449  $786,106,638        100.00%    $542,906    5.314%    735      63.95%       359        358       1
------------------------------------------------------------------------------------------------------------------------------------
W.A.:    5.314%
Lowest:  3.750%
Highest: 6.625%
S.D.:    0.327%
------------------------------------------------------------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC                                       Page 2 of 9

Global Structured Finance                                          1,449 records
                                                            Balance: 786,106,638

                              BoAMS 2003-B Group 2
                                   5/1 & Net5

------------------------------------------------------------------------------------------------------------------------------------
                      Number       Aggregate       Percent      Average                                    W.A.       W.A.
                          of         Current      of Loans     Original      W.A.     W.A.      W.A.   Original  Remaining    W.A.
                    Mortgage       Principal  by Principal    Principal     Gross     FICO  Original    Term to    Term to    Loan
Credit Score           Loans         Balance       Balance      Balance    Coupon    Score       LTV   Maturity   Maturity     Age
------------------------------------------------------------------------------------------------------------------------------------
800 - 824                 35    $ 18,962,988          2.41%    $544,791     5.309%     806     52.63%       360        358       2
775 - 799                270     146,329,563         18.61      542,509     5.281      785     61.76        359        358       2
750 - 774                343     182,636,759         23.23      532,733     5.262      763     63.99        360        358       1
725 - 749                244     130,868,165         16.65      536,623     5.286      737     64.16        359        358       1
700 - 724                253     137,958,040         17.55      545,538     5.350      711     64.82        359        357       1
675 - 699                167      90,529,682         11.52      542,498     5.408      688     67.02        360        358       2
650 - 674                 87      49,805,571          6.34      572,653     5.372      663     64.73        360        359       1
625 - 649                 41      23,974,994          3.05      584,917     5.388      639     67.58        359        358       1
600 - 624                  5       2,535,000          0.32      507,000     5.183      622     56.59        360        359       1
N/A                        4       2,505,878          0.32      626,563     5.368        0     63.30        331        330       1
------------------------------------------------------------------------------------------------------------------------------------
Total:                 1,449    $786,106,638        100.00%    $542,906     5.314%     735     63.95%       359        358       1
------------------------------------------------------------------------------------------------------------------------------------
W.A.: 735
Lowest: 621
Highest: 819
S.D.:  57
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                      Number       Aggregate       Percent      Average                                    W.A.       W.A.
                          of         Current      of Loans     Original      W.A.     W.A.      W.A.   Original  Remaining    W.A.
                    Mortgage       Principal  by Principal    Principal     Gross     FICO  Original    Term to    Term to    Loan
Index                  Loans         Balance       Balance      Balance    Coupon    Score       LTV   Maturity   Maturity     Age
------------------------------------------------------------------------------------------------------------------------------------
ARM                    1,449    $786,106,638       100.00%     $542,906    5.314%      735    63.95%        359        358       1
------------------------------------------------------------------------------------------------------------------------------------
Total:                 1,449    $786,106,638       100.00%     $542,906    5.314%      735    63.95%        359        358       1
------------------------------------------------------------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC                                       Page 3 of 9

Global Structured Finance                                          1,449 records
                                                            Balance: 786,106,638

                              BoAMS 2003-B Group 2
                                   5/1 & Net5

------------------------------------------------------------------------------------------------------------------------------------
                      Number        Aggregate       Percent      Average                                    W.A.       W.A.
                          of          Current      of Loans     Original    W.A.      W.A.       W.A.   Original  Remaining     W.A.
                    Mortgage        Principal  by Principal    Principal   Gross      FICO   Original    Term to    Term to     Loan
Loan Purpose           Loans          Balance       Balance      Balance  Coupon     Score        LTV   Maturity   Maturity      Age
------------------------------------------------------------------------------------------------------------------------------------
R/T REFI                 844     $466,218,082         59.31%    $552,767   5.332%      735      60.33%       359        358        1
PURCH                    386      207,815,447         26.44      538,897   5.257       740      75.19        360        358        2
C/O REFI                 219      112,073,109         14.26      511,968   5.343       726      58.19        360        358        1
------------------------------------------------------------------------------------------------------------------------------------
Total:                 1,449     $786,106,638        100.00%    $542,906   5.314%      735      63.95%       359        358        1
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                      Number        Aggregate       Percent      Average                                    W.A.       W.A.
                          of          Current      of Loans     Original     W.A.     W.A.       W.A.   Original  Remaining     W.A.
                    Mortgage        Principal  by Principal    Principal   Gross      FICO   Original    Term to    Term to     Loan
Property Type          Loans          Balance       Balance      Balance   Coupon    Score        LTV   Maturity   Maturity      Age
------------------------------------------------------------------------------------------------------------------------------------
SFR                      916     $501,020,681         63.73%    $547,232    5.327%     733      62.37%       359        358        1
PUD Detach               358      201,957,287         25.69      564,535    5.270      739      64.22        359        358        2
Condo                    121       57,640,358          7.33      477,651    5.321      747      73.87        360        358        2
PUD Attach                38       16,270,671          2.07      428,435    5.315      732      72.68        360        359        1
2-Family                   9        5,477,208          0.70      609,200    5.502      735      66.92        340        339        1
3-Family                   2        1,263,656          0.16      632,500    5.660      787      58.72        360        359        1
4-Family                   2        1,185,215          0.15      593,250    5.559      739      66.97        360        359        1
Townhouse                  2          892,000          0.11      446,000    5.112      701      73.41        360        358        2
Co-Op                      1          399,562          0.05      400,000    5.500      729      76.19        360        359        1
------------------------------------------------------------------------------------------------------------------------------------
Total:                 1,449     $786,106,638        100.00%    $542,906    5.314%     735      63.95%       359        358        1
------------------------------------------------------------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC                                       Page 4 of 9

Global Structured Finance                                          1,449 records
                                                            Balance: 786,106,638

                              BoAMS 2003-B Group 2
                                   5/1 & Net5

------------------------------------------------------------------------------------------------------------------------------------
                       Number      Aggregate       Percent     Average                                   W.A.        W.A.
                           of        Current      of Loans    Original     W.A.     W.A.      W.A.   Original   Remaining      W.A.
                     Mortgage      Principal  by Principal   Principal    Gross     FICO  Original    Term to     Term to      Loan
Occupancy Status        Loans        Balance       Balance     Balance   Coupon    Score       LTV   Maturity    Maturity       Age
------------------------------------------------------------------------------------------------------------------------------------
Primary                 1,351   $734,996,702         93.50%   $544,431    5.308%     734     63.77%       360         358         1
Secondary                  85     45,902,576          5.84     540,333    5.389      751     66.66        358         357         2
Investor                   13      5,207,360          0.66     401,200    5.476      743     66.24        338         338         0
------------------------------------------------------------------------------------------------------------------------------------
Total:                  1,449   $786,106,638        100.00%   $542,906    5.314%     735     63.95%       359         358         1
------------------------------------------------------------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC                                       Page 5 of 9

Global Structured Finance                                          1,449 records
                                                            Balance: 786,106,638

                              BoAMS 2003-B Group 2
                                   5/1 & Net5

------------------------------------------------------------------------------------------------------------------------------------
                             Number      Aggregate       Percent     Average                                  W.A.       W.A.
                                 of        Current      of Loans    Original    W.A.    W.A.      W.A.   Original   Remaining   W.A.
                           Mortgage      Principal  by Principal   Principal   Gross    FICO  Original    Term to    Term to    Loan
Geographic Distribution       Loans        Balance       Balance     Balance  Coupon   Score       LTV   Maturity   Maturity     Age
------------------------------------------------------------------------------------------------------------------------------------
California                    1,078   $589,533,373         74.99%   $547,174   5.314%    735     63.59%       360        358       1
Florida                          37     20,413,366          2.60     552,131   5.335     734     67.34        356        355       2
Virginia                         31     16,193,111          2.06     523,879   5.347     748     58.58        360        358       2
Georgia                          30     15,280,823          1.94     509,466   5.314     719     64.84        360        358       2
North Carolina                   33     15,129,678          1.92     458,858   5.294     731     66.68        354        353       1
Illinois                         27     14,430,077          1.84     538,365   5.229     738     64.83        360        359       1
Maryland                         28     13,884,605          1.77     496,005   5.245     733     60.72        358        356       2
South Carolina                   18     12,120,413          1.54     673,475   5.363     719     60.17        360        359       1
Colorado                         20     11,593,325          1.47     579,896   5.363     756     68.53        360        358       2
Texas                            22     11,028,656          1.40     502,007   5.279     743     67.30        353        351       1
Nevada                           18     10,419,056          1.33     579,456   5.496     723     70.98        360        359       1
Arizona                          19      9,565,529          1.22     503,504   5.273     737     64.26        360        358       2
Massachusetts                    18      9,122,852          1.16     507,022   5.321     740     66.42        360        359       1
Washington                       12      5,714,983          0.73     476,458   5.372     757     66.02        360        359       1
Connecticut                       9      5,525,634          0.70     614,056   5.166     704     63.72        360        359       1
New Mexico                        4      3,085,000          0.39     771,250   5.318     761     58.12        360        358       2
Minnesota                         6      2,921,617          0.37     487,006   5.398     730     73.31        360        358       2
District of Columbia              5      2,637,236          0.34     527,700   5.274     740     73.08        360        359       1
Missouri                          5      2,621,835          0.33     524,700   5.300     715     69.03        360        358       2
Pennsylvania                      4      1,714,000          0.22     428,500   5.293     720     69.42        360        358       2
Other                            25     13,171,468          1.68     527,332   5.245     739     64.12        360        359       1
------------------------------------------------------------------------------------------------------------------------------------
Total:                        1,449   $786,106,638        100.00%   $542,906   5.314%    735     63.95%       359        358       1
------------------------------------------------------------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC                                       Page 6 of 9

Global Structured Finance                                          1,449 records
                                                            Balance: 786,106,638

                              BoAMS 2003-B Group 2
                                   5/1 & Net5

------------------------------------------------------------------------------------------------------------------------------------
                          Number      Aggregate       Percent     Average                                 W.A.       W.A.
                              of        Current      of Loans    Original     W.A.    W.A.      W.A.  Original  Remaining     W.A.
                        Mortgage      Principal  by Principal   Principal    Gross    FICO  Original   Term to    Term to     Loan
County Distribution        Loans        Balance       Balance     Balance   Coupon   Score       LTV  Maturity   Maturity      Age
------------------------------------------------------------------------------------------------------------------------------------
LOS ANGELES                  173   $ 97,093,084        12.35%    $561,531    5.308%    731     63.57%      360        358        2
SANTA CLARA                  174     94,173,554        11.98      541,504    5.303     737     58.51       360        359        1
ORANGE                       150     88,226,691        11.22      588,759    5.319     731     61.14       359        357        2
SAN DIEGO                     91     49,181,355         6.26      540,641    5.273     741     63.93       360        359        1
ALAMEDA                       90     47,414,956         6.03      527,037    5.240     737     68.63       358        357        1
SAN FRANCISCO                 75     41,473,044         5.28      553,194    5.404     741     66.46       359        357        2
SAN MATEO                     73     40,108,509         5.10      549,596    5.265     739     65.95       360        359        1
CONTRA COSTA                  63     32,177,796         4.09      510,884    5.348     726     67.85       360        358        2
MARIN                         32     18,557,377         2.36      580,206    5.281     738     61.25       360        358        2
RIVERSIDE                     32     15,352,845         1.95      479,939    5.355     738     71.68       360        359        1
Other                        496    262,347,426        33.37      529,512    5.328     736     64.72       359        357        2
------------------------------------------------------------------------------------------------------------------------------------
Total:                     1,449   $786,106,638       100.00%    $542,906    5.314%    735     63.95%      359        358        1
------------------------------------------------------------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC                                       Page 7 of 9

Global Structured Finance                                          1,449 records
                                                            Balance: 786,106,638

                              BoAMS 2003-B Group 2
                                   5/1 & Net5

------------------------------------------------------------------------------------------------------------------------------------
                        Number     Aggregate       Percent      Average                                      W.A.       W.A.
                            of       Current      of Loans     Original       W.A.      W.A.       W.A.  Original  Remaining   W.A.
                      Mortgage     Principal  by Principal    Principal      Gross      FICO   Original   Term to    Term to   Loan
Original LTV             Loans       Balance       Balance      Balance     Coupon     Score        LTV  Maturity   Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
10.01 - 15.00                5  $  3,305,574          0.42%  $  661,115       5.399%     734      13.90%      360        358      2
15.01 - 20.00                7     4,820,441          0.61      688,943       5.453      742      17.83       360        358      2
20.01 - 25.00               15     9,115,494          1.16      607,817       5.294      770      23.35       360        358      2
25.01 - 30.00               22    12,227,163          1.56      560,385       5.318      744      27.44       360        358      2
30.01 - 35.00               39    23,644,428          3.01      606,545       5.326      744      32.69       360        359      1
35.01 - 40.00               50    30,852,300          3.92      617,185       5.293      740      37.86       357        356      1
40.01 - 45.00               58    32,529,736          4.14      561,043       5.295      741      42.75       357        356      2
45.01 - 50.00               79    46,428,124          5.91      587,844       5.311      745      47.73       360        358      2
50.01 - 55.00               97    56,436,412          7.18      582,245       5.262      739      52.57       357        356      2
55.01 - 60.00               94    51,584,354          6.56      549,335       5.309      734      57.84       359        358      2
60.01 - 65.00               94    55,292,937          7.03      588,607       5.314      737      62.70       360        358      2
65.01 - 70.00              205   116,601,845         14.83      569,538       5.299      730      68.34       359        358      1
70.01 - 75.00              193   110,173,816         14.02      571,050       5.394      730      73.65       359        358      2
75.01 - 80.00              473   226,011,335         28.75      478,006       5.291      734      79.25       360        359      1
80.01 - 85.00                4     1,467,857          0.19      369,000       5.643      743      81.20       360        355      5
85.01 - 90.00                7     2,910,768          0.37      416,110       5.360      715      89.43       360        358      2
90.01 - 95.00                7     2,704,053          0.34      386,356       5.624      712      94.40       360        358      2
------------------------------------------------------------------------------------------------------------------------------------
Total:                   1,449  $786,106,638        100.00%  $  542,906       5.314%     735      63.95%      359        358      1
------------------------------------------------------------------------------------------------------------------------------------
W.A.: 63.95%
Lowest: 12.00%
Highest: 95.00%
S.D.: 15.85%
------------------------------------------------------------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC                                       Page 8 of 9

Global Structured Finance                                          1,449 records
                                                            Balance: 786,106,638

                              BoAMS 2003-B Group 2
                                   5/1 & Net5

------------------------------------------------------------------------------------------------------------------------------------
                       Number     Aggregate       Percent        Average                                      W.A.       W.A.
                           of       Current      of Loans       Original       W.A.    W.A.        W.A.   Original  Remaining   W.A.
                     Mortgage     Principal  by Principal      Principal      Gross    FICO    Original    Term to    Term to   Loan
Original Term           Loans       Balance       Balance        Balance     Coupon   Score         LTV   Maturity   Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
120                         1  $    350,000          0.04%   $   350,000      5.125%    769       44.42%       120        120      0
180                         3     1,461,290          0.19        488,370      5.363     732       63.52        180        179      1
216                         1       652,000          0.08        652,000      4.625     785       36.84        216        216      0
300                         2     1,273,540          0.16        637,231      4.404     725       54.77        300        300      0
348                         1     1,000,000          0.13      1,000,000      5.750     634       62.50        348        348      0
360                     1,441   781,369,808         99.40        542,629      5.315     735       64.00        360        359      1
------------------------------------------------------------------------------------------------------------------------------------
Total:                  1,449  $786,106,638        100.00%   $   542,906      5.314%    735       63.95%       359        358      1
------------------------------------------------------------------------------------------------------------------------------------
W.A.: 359.3 months
Lowest: 120 months
Highest: 360 months
S.D.: 11.2 months
------------------------------------------------------------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC                                       Page 9 of 9

Global Structured Finance

                              BoAMS 2003-B Group 2
                                   5/1 & Net5
                            Collateral Summary Report

-------------------------------------------
General Pool Characteristics
-------------------------------------------
Pool Size:                  $786,106,637.97
Loan Count:                           1,449
Cut-off Date:                    2003-02-01
Avg. Loan Balance:              $542,516.66
Avg. Orig. Balance:             $542,905.88
W.A. FICO*:                             735
W.A. Orig. LTV:                       63.95%
W.A. Cut-Off LTV:                     63.91%
W.A. Gross Coupon:                    5.314%
W.A. Net Coupon:                      5.314%
W.A. Servicing Fee:
W.A. Orig. Term:                 359 months
W.A. Rem. Term:                  358 months
W.A. Age:                          1 months
% over 80 COLTV:                       0.80%
% over 100 COLTV:                      0.00%
% with PMI:                            0.80%
W.A. MI Coverage:                     26.06%
W.A. MI Adjusted LTV:                 63.72%
% Second Lien:                         0.00%
% with Prepay Penalty:                 0.00%
% Balloon:                             0.00%
Max. Zipcode Conc.:                    1.77%
-------------------------------------------
* FICO not available for 4 loans, or
0.3% of the aggregate pool balance.
-------------------------------------------

-------------------------------------------
Original Balance                    Percent
-------------------------------------------
250,001 - 350,000                      4.73%
350,001 - 450,000                     24.73
450,001 - 550,000                     19.46
550,001 - 650,000                     15.97
650,001 - 750,000                     15.02
750,001 - 850,000                      4.78
850,001 - 950,000                      3.08
950,001 - 1,050,000                   12.22
-------------------------------------------
Total:                               100.00%
-------------------------------------------
Average:                        $542,905.88
Lowest:                         $322,701.00
Highest:                      $1,000,000.00
S.D.:                           $182,125.19
-------------------------------------------

-------------------------------------------
Cut-Off Balance                     Percent
-------------------------------------------
300,001 - 400,000                     17.89%
400,001 - 500,000                     23.56
500,001 - 600,000                     15.63
600,001 - 700,000                     13.71
700,001 - 800,000                     10.52
800,001 - 900,000                      5.30
900,001 - 1,000,000                   13.39
-------------------------------------------
Total:                               100.00%
-------------------------------------------
Average:                         542,516.66
Lowest:                          322,701.00
Highest:                       1,000,000.00
S.D.:                            182,137.11
-------------------------------------------

-------------------------------------------
Lien Position                       Percent
-------------------------------------------
1                                    100.00%
-------------------------------------------
Total:                               100.00%
-------------------------------------------

-------------------------------------------
Cutoff Rollterm                     Percent
-------------------------------------------
49 - 54                                0.15%
55 - 60                               99.85
-------------------------------------------
Total:                               100.00%
-------------------------------------------
W.A.:                           58.5 months
Lowest:                           53 months
Highest:                          60 months
S.D.:                            1.3 months
-------------------------------------------

-------------------------------------------
Coupon                              Percent
-------------------------------------------
3.626 - 3.750                          0.08%
3.876 - 4.000                          0.07
4.001 - 4.125                          0.28
4.126 - 4.250                          0.30
4.251 - 4.375                          0.18
4.376 - 4.500                          1.48
4.501 - 4.625                          1.44
4.626 - 4.750                          2.79
4.751 - 4.875                          4.96
4.876 - 5.000                          8.45
5.001 - 5.125                         10.82
5.126 - 5.250                         16.13
5.251 - 5.375                         15.98
5.376 - 5.500                         17.88
5.501 - 5.625                          7.85
5.626 - 5.750                          5.98
5.751 - 5.875                          3.58
5.876 - 6.000                          1.24
6.001 - 6.125                          0.19
6.126 - 6.250                          0.18
6.251 - 6.375                          0.10
6.501 - 6.625                          0.04
-------------------------------------------
Total:                               100.00%
-------------------------------------------
W.A.:                                 5.314
Lowest:                               3.750
Highest:                              6.625
S.D.:                                 0.327
-------------------------------------------

-------------------------------------------
Credit Score*                       Percent
-------------------------------------------
801 - 850                              2.23%
751 - 800                             41.24
701 - 750                             34.45
651 - 700                             17.96
601 - 650                              3.81
= 0                                    0.32
-------------------------------------------
Total:                               100.00%
-------------------------------------------
W.A.:                                   735
Lowest:                                 621
Highest:                                819
S.D.:                                    57
-------------------------------------------

-------------------------------------------
PMI Providers                       Percent
-------------------------------------------
None                                  99.20%
RMIC                                   0.30
UGIC                                   0.24
GEMIC                                  0.20
MGIC                                   0.06
-------------------------------------------
Total:                               100.00%
-------------------------------------------

-------------------------------------------
Product Type                        Percent
-------------------------------------------
5YR IO 12 MO LIBOR                    57.85%
5/25 12 MO LIBOR                      41.54
5/10 12 MO LIBOR                       0.19
5/20 12 MO LIBOR                       0.16
5/24 12 MO LIBOR                       0.13
5/13 12 MO LIBOR                       0.08
5/5 12 MO LIBOR                        0.04
-------------------------------------------
Total:                               100.00%
-------------------------------------------

-------------------------------------------
Index                               Percent
-------------------------------------------
ARM                                  100.00%
-------------------------------------------
Total:                               100.00%
-------------------------------------------

-------------------------------------------
Loan Purpose                        Percent
-------------------------------------------
R/T REFI                              59.31%
PURCH                                 26.44
C/O REFI                              14.26
-------------------------------------------
Total:                               100.00%
-------------------------------------------

-------------------------------------------
Loan Type                           Percent
-------------------------------------------
CONVENTIONAL                         100.00%
-------------------------------------------
Total:                               100.00%
-------------------------------------------

-------------------------------------------
Property Type                       Percent
-------------------------------------------
SFR                                   63.73%
PUD Detach                            25.69
Condo                                  7.33
PUD Attach                             2.07
2-Family                               0.70
3-Family                               0.16
4-Family                               0.15
Townhouse                              0.11
Co-Op                                  0.05
-------------------------------------------
Total:                               100.00%
-------------------------------------------

-------------------------------------------
Occupancy Status                    Percent
-------------------------------------------
Primary                               93.50%
Secondary                               5.84
Investor                                0.66
-------------------------------------------
Total:                               100.00%
-------------------------------------------

-------------------------------------------
Documentation                       Percent
-------------------------------------------
Rapid                                 52.24%
Standard                              35.37
Reduced                               10.11
All Ready Home                         2.29
-------------------------------------------
Total:                               100.00%
-------------------------------------------

-------------------------------------------
State                               Percent
-------------------------------------------
California                            74.99%
Florida                                2.60
Virginia                               2.06
Georgia                                1.94
North Carolina                         1.92
Other                                 16.48
-------------------------------------------
Total:                               100.00%
-------------------------------------------

-------------------------------------------
Zip Code                            Percent
-------------------------------------------
95070                                  1.77%
92651                                  1.65
92660                                  1.43
92679                                  1.40
94583                                  1.13
Other                                 92.61
-------------------------------------------
Total:                               100.00%
-------------------------------------------

-------------------------------------------
OLTV                                Percent
-------------------------------------------
*** 20.00                              1.03%
20.01 - 25.00                          1.16
25.01 - 30.00                          1.56
30.01 - 35.00                          3.01
35.01 - 40.00                          3.92
40.01 - 45.00                          4.14
45.01 - 50.00                          5.91
50.01 - 55.00                          7.18
55.01 - 60.00                          6.56
60.01 - 65.00                          7.03
65.01 - 70.00                         14.83
70.01 - 75.00                         14.02
75.01 - 80.00                         28.75
80.01 - 85.00                          0.19
85.01 - 90.00                          0.37
90.01 - 95.00                          0.34
-------------------------------------------
Total:                               100.00%
-------------------------------------------
W.A.:                                 63.95%
Lowest:                               12.00%
Highest:                              95.00%
S.D.:                                 15.85%
-------------------------------------------

-------------------------------------------
Cut-Off LTV                         Percent
-------------------------------------------
*** 20.00                              1.03%
20.01 - 25.00                          1.16
25.01 - 30.00                          1.56
30.01 - 35.00                          3.01
35.01 - 40.00                          3.92
40.01 - 45.00                          4.14
45.01 - 50.00                          5.98
50.01 - 55.00                          7.15
55.01 - 60.00                          6.57
60.01 - 65.00                          7.03
65.01 - 70.00                         14.78
70.01 - 75.00                         14.16
75.01 - 80.00                         28.70
80.01 - 85.00                          0.09
85.01 - 90.00                          0.37
90.01 - 95.00                          0.34
-------------------------------------------
Total:                               100.00%
-------------------------------------------
W.A.:                                 63.91%
Lowest:                               12.00%
Highest:                              95.00%
S.D.:                                 15.86%
-------------------------------------------

-------------------------------------------
Delinquency*                        Percent
-------------------------------------------
0-29 days                            100.00%
-------------------------------------------
Total:                               100.00%
-------------------------------------------
* MBA method
-------------------------------------------

-------------------------------------------
Times 30 Days                       Percent
-------------------------------------------
0                                     98.93%
1                                      1.07
-------------------------------------------
Total:                              100.00%
-------------------------------------------

-------------------------------------------
Convertible Flag                    Percent
-------------------------------------------
N                                     99.93%
Y                                      0.07
-------------------------------------------
Total:                               100.00%
-------------------------------------------

-------------------------------------------
Prepay Flag                         Percent
-------------------------------------------
N                                    100.00%
-------------------------------------------
Total:                               100.00%
-------------------------------------------

-------------------------------------------
Prepay Penalty Term                 Percent
-------------------------------------------
0                                    100.00%
-------------------------------------------
Total:                               100.00%
-------------------------------------------
W.A.:                                   0.0
Lowest:                                   0
Highest:                                  0
S.D.:                                   0.0
-------------------------------------------

-------------------------------------------
Remaining Prepayment Term           Percent
-------------------------------------------
0                                    100.00%
-------------------------------------------
Total:                               100.00%
-------------------------------------------

-------------------------------------------
Buydown Agreement                   Percent
-------------------------------------------
N                                     99.89%
Y                                      0.11
-------------------------------------------
Total:                               100.00%
-------------------------------------------

-------------------------------------------
Original Term                       Percent
-------------------------------------------
120                                    0.04%
180                                    0.19
216                                    0.08
300                                    0.16
348                                    0.13
360                                   99.40
-------------------------------------------
Total:                               100.00%
-------------------------------------------
W.A.:                          359.3 months
Lowest:                          120 months
Highest                          360 months
-------------------------------------------

Scheduled Remaining Term            Percent
-------------------------------------------
115 - 120                              0.04%
175 - 180                              0.19
181 - 228                              0.08
295 - 300                              0.16
343 - 348                              0.13
349 - 354                              0.15
355 - 360                             99.25
-------------------------------------------
Total:                               100.00%
-------------------------------------------
W.A.:                          357.9 months
Lowest:                          120 months
Highest:                         360 months
-------------------------------------------

-------------------------------------------
Cut-Off Loan Age                    Percent
-------------------------------------------
= 0                                   26.34%
1 - 6                                 73.56
7 - 12                                 0.10
-------------------------------------------
Total:                               100.00%
-------------------------------------------
W.A.:                            1.5 months
Lowest:                            0 months
Highest                            7 months
-------------------------------------------

-------------------------------------------
Gross Margin                        Percent
-------------------------------------------
2.001 - 3.000                        100.00%
-------------------------------------------
Total:                               100.00%
-------------------------------------------
W.A.:                                 2.250%
Lowest:                               2.250%
Highest:                              2.250%
S.D.:                                 0.000%
-------------------------------------------

-------------------------------------------
Initial Cap (ARMs)                  Percent
-------------------------------------------
5.000                                100.00%
-------------------------------------------
Total:                               100.00%
-------------------------------------------
W.A.:                                 5.000%
Lowest:                               5.000%
Highest:                              5.000%
S.D.:                                 0.000%
-------------------------------------------

-------------------------------------------
Periodic Cap (ARMs)                 Percent
-------------------------------------------
2.000                                100.00%
-------------------------------------------
Total:                               100.00%
-------------------------------------------
W.A.:                                 2.000%
Lowest:                               2.000%
Highest:                              2.000%
S.D.:                                 0.000%
-------------------------------------------

-------------------------------------------
Maximum Rate (ARMs)                 Percent
-------------------------------------------
8.001 - 9.000                          0.15%
9.001 - 10.000                        19.88
10.001 - 11.000                       79.46
11.001 - 12.000                        0.51
-------------------------------------------
Total:                               100.00%
-------------------------------------------
W.A.:                                10.314%
Lowest:                               8.750%
Highest:                             11.625%
S.D.:                                 0.327%
-------------------------------------------

*** denotes less than or equal to

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC                                       Page 1 of 1

Banc of America Securities [LOGO]

                         BoAMS 2003-B Group 1 (3/1 ARMS)
                            CA Zip Code Concentration

              --------------------------------------------------------------
              Concentration                  Balance           % of CA loans
              --------------------------------------------------------------
              Northern CA                $50,973,278                  78.62%
              Southern CA                 13,859,823                  21.38
                                       -------------------------------------
              Total                      $64,833,101                 100.00%

              ** The northern and southern breakout is based off of the
                 centralized zip code of 93500

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

Banc of America Securities [LOGO]

                         BoAMS 2003-B Group 1 (3/1 ARMS)
                           N-CA Zip Code Concentration

-------------------------------------------------------------------------------
                                                                     % of Total
     ZIP                                   BALANCE                    Balance
-------------------------------------------------------------------------------
95070                                               2,761,202             5.42
-------------------------------------------------------------------------------
94539                                               2,663,643             5.23
-------------------------------------------------------------------------------
95125                                               2,147,600             4.21
-------------------------------------------------------------------------------
94070                                               1,980,787             3.89
-------------------------------------------------------------------------------
94306                                               1,867,043             3.66
-------------------------------------------------------------------------------
94127                                               1,463,174             2.87
-------------------------------------------------------------------------------
95030                                               1,459,081             2.86
-------------------------------------------------------------------------------
95120                                               1,423,249             2.79
-------------------------------------------------------------------------------
94118                                               1,407,100             2.76
-------------------------------------------------------------------------------
95014                                               1,323,342             2.60
-------------------------------------------------------------------------------
95008                                               1,210,530             2.37
-------------------------------------------------------------------------------
95124                                               1,202,119             2.36
-------------------------------------------------------------------------------
94301                                               1,124,539             2.21
-------------------------------------------------------------------------------
95054                                                 979,500             1.92
-------------------------------------------------------------------------------
94024                                                 978,767             1.92
-------------------------------------------------------------------------------
95129                                                 957,371             1.88
-------------------------------------------------------------------------------
95616                                                 947,444             1.86
-------------------------------------------------------------------------------
94114                                                 896,400             1.76
-------------------------------------------------------------------------------
95118                                                 859,459             1.69
-------------------------------------------------------------------------------
94022                                                 850,000             1.67
-------------------------------------------------------------------------------
94133                                                 848,955             1.67
-------------------------------------------------------------------------------
94555                                                 823,485             1.62
-------------------------------------------------------------------------------
95035                                                 776,434             1.52
-------------------------------------------------------------------------------
95128                                                 758,500             1.49
-------------------------------------------------------------------------------
93923                                                 735,000             1.44
-------------------------------------------------------------------------------
94587                                                 724,800             1.42
-------------------------------------------------------------------------------
94583                                                 709,000             1.39
-------------------------------------------------------------------------------
94536                                                 675,000             1.32
-------------------------------------------------------------------------------
94542                                                 667,000             1.31
-------------------------------------------------------------------------------
94549                                                 665,000             1.30
-------------------------------------------------------------------------------
94507                                                 646,148             1.27
-------------------------------------------------------------------------------
95020                                                 630,259             1.24
-------------------------------------------------------------------------------
95135                                                 582,215             1.14
-------------------------------------------------------------------------------
94563                                                 572,174             1.12
-------------------------------------------------------------------------------
95762                                                 544,330             1.07
-------------------------------------------------------------------------------
94618                                                 536,324             1.05
-------------------------------------------------------------------------------
94517                                                 525,703             1.03
-------------------------------------------------------------------------------
95148                                                 499,356             0.98
-------------------------------------------------------------------------------
94560                                                 471,110             0.92
-------------------------------------------------------------------------------
94579                                                 468,000             0.92
-------------------------------------------------------------------------------
94131                                                 459,421             0.90
-------------------------------------------------------------------------------
94040                                                 452,800             0.89
-------------------------------------------------------------------------------
94566                                                 449,407             0.88
-------------------------------------------------------------------------------
95066                                                 448,000             0.88
-------------------------------------------------------------------------------
94015                                                 447,510             0.88
-------------------------------------------------------------------------------
94931                                                 425,000             0.83
-------------------------------------------------------------------------------
94019                                                 402,016             0.79
-------------------------------------------------------------------------------
94960                                                 399,508             0.78
-------------------------------------------------------------------------------
95051                                                 399,485             0.78
-------------------------------------------------------------------------------
95032                                                 393,750             0.77
-------------------------------------------------------------------------------
94080                                                 392,000             0.77
-------------------------------------------------------------------------------
95121                                                 392,000             0.77
-------------------------------------------------------------------------------
94954                                                 375,538             0.74
-------------------------------------------------------------------------------
94087                                                 368,557             0.72
-------------------------------------------------------------------------------
94707                                                 367,568             0.72
-------------------------------------------------------------------------------
95466                                                 366,000             0.72
-------------------------------------------------------------------------------
94513                                                 365,000             0.72
-------------------------------------------------------------------------------
94930                                                 355,000             0.70
-------------------------------------------------------------------------------
94952                                                 354,000             0.69
-------------------------------------------------------------------------------
95003                                                 350,000             0.69
-------------------------------------------------------------------------------
94577                                                 337,600             0.66
-------------------------------------------------------------------------------
95223                                                 332,800             0.65
-------------------------------------------------------------------------------
95377                                                 331,573             0.65
-------------------------------------------------------------------------------
95476                                                 324,000             0.64
-------------------------------------------------------------------------------
94526                                                 323,602             0.63
-------------------------------------------------------------------------------
Total:                                            $50,973,278           100.00%
-------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

Banc of America Securities [LOGO]

                     BoAMS 2003-B Group 2 (5/1 ARMS & Net5)
                            CA Zip Code Concentration

     ------------------------------------------------------------------------
         Concentration                        Balance           % of CA loans
     ------------------------------------------------------------------------
     Northern CA                         $319,198,967                   54.14%
     Southern CA                          270,334,406                   45.86
                            -------------------------------------------------
     Total                               $589,533,373                  100.00%


     ** The northern and southern breakout is based off of the centralized zip code of 93500

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

Banc of America Securities [LOGO]


                     BoAMS 2003-B Group 2 (5/1 ARMS & Net5)
                           N-CA Zip Code Concentration


----------------------------------------------------------------
                                                   % of Total
     ZIP                  BALANCE                    Balance
----------------------------------------------------------------
95070                            13,933,527               4.37
----------------------------------------------------------------
94583                             8,917,472               2.79
----------------------------------------------------------------
94539                             7,934,594               2.49
----------------------------------------------------------------
94010                             7,438,351               2.33
----------------------------------------------------------------
94566                             7,101,849               2.22
----------------------------------------------------------------
95030                             6,933,518               2.17
----------------------------------------------------------------
94550                             5,446,722               1.71
----------------------------------------------------------------
94941                             5,430,589               1.70
----------------------------------------------------------------
94123                             5,261,020               1.65
----------------------------------------------------------------
94301                             4,982,200               1.56
----------------------------------------------------------------
95032                             4,578,996               1.43
----------------------------------------------------------------
94402                             4,361,012               1.37
----------------------------------------------------------------
94549                             4,219,670               1.32
----------------------------------------------------------------
94114                             4,082,062               1.28
----------------------------------------------------------------
94025                             3,985,486               1.25
----------------------------------------------------------------
94070                             3,856,911               1.21
----------------------------------------------------------------
95746                             3,783,000               1.19
----------------------------------------------------------------
94024                             3,761,111               1.18
----------------------------------------------------------------
94507                             3,726,125               1.17
----------------------------------------------------------------
95120                             3,688,333               1.16
----------------------------------------------------------------
94588                             3,682,133               1.15
----------------------------------------------------------------
95135                             3,666,198               1.15
----------------------------------------------------------------
94110                             3,546,577               1.11
----------------------------------------------------------------
94611                             3,527,802               1.11
----------------------------------------------------------------
94303                             3,501,000               1.10
----------------------------------------------------------------
94087                             3,399,606               1.07
----------------------------------------------------------------
94506                             3,242,793               1.02
----------------------------------------------------------------
94117                             3,141,470               0.98
----------------------------------------------------------------
94109                             3,094,743               0.97
----------------------------------------------------------------
94920                             2,980,000               0.93
----------------------------------------------------------------
94062                             2,907,500               0.91
----------------------------------------------------------------
94558                             2,873,300               0.90
----------------------------------------------------------------
94107                             2,854,513               0.89
----------------------------------------------------------------
94526                             2,752,263               0.86
----------------------------------------------------------------
94043                             2,741,254               0.86
----------------------------------------------------------------
94404                             2,727,962               0.85
----------------------------------------------------------------
95138                             2,720,500               0.85
----------------------------------------------------------------
95124                             2,710,166               0.85
----------------------------------------------------------------
95129                             2,620,420               0.82
----------------------------------------------------------------
94118                             2,602,379               0.82
----------------------------------------------------------------
94040                             2,593,532               0.81
----------------------------------------------------------------
94952                             2,567,600               0.80
----------------------------------------------------------------
94403                             2,515,088               0.79
----------------------------------------------------------------
95148                             2,466,150               0.77
----------------------------------------------------------------
94587                             2,452,194               0.77
----------------------------------------------------------------
94501                             2,414,447               0.76
----------------------------------------------------------------
94536                             2,343,375               0.73
----------------------------------------------------------------
94965                             2,282,910               0.72
----------------------------------------------------------------
93923                             2,230,634               0.70
----------------------------------------------------------------
94306                             2,214,750               0.69
----------------------------------------------------------------
94121                             2,209,813               0.69
----------------------------------------------------------------
94598                             2,197,042               0.69
----------------------------------------------------------------
95054                             2,173,995               0.68
----------------------------------------------------------------
94002                             2,143,289               0.67
----------------------------------------------------------------
94574                             2,124,000               0.67
----------------------------------------------------------------
95020                             2,119,451               0.66
----------------------------------------------------------------
94563                             2,057,608               0.64
----------------------------------------------------------------
95035                             1,987,110               0.62
----------------------------------------------------------------
94080                             1,979,417               0.62
----------------------------------------------------------------
94131                             1,968,900               0.62
----------------------------------------------------------------
94022                             1,950,000               0.61
----------------------------------------------------------------
94127                             1,908,525               0.60
----------------------------------------------------------------
94945                             1,753,554               0.55
----------------------------------------------------------------
95476                             1,712,399               0.54
----------------------------------------------------------------
93924                             1,673,500               0.52
----------------------------------------------------------------
94115                             1,634,978               0.51
----------------------------------------------------------------
95125                             1,629,000               0.51
----------------------------------------------------------------
94111                             1,625,963               0.51
----------------------------------------------------------------
Other                            85,554,616              26.80
----------------------------------------------------------------
Total:                         $319,198,967             100.00%
----------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                      [LOGO OF BANC OF AMERICA SECURITIES]

--------------------------------------------------------------------------------

MBS New Issue Term Sheet

Banc of America Mortgage Securities, Inc.

Mortgage Pass-Through Certificates, Series 2003-B
$853,791,000 (approximate)

Classes 1-A-1, 2-A-1, 2-A-2, 2-A-3, 2-A-4, 2-A-5, 2-A-6 and 2-A-7
(Offered Certificates)

Bank of America, N.A.
Seller and Servicer

[LOGO OF BANK OF AMERICA]

February 10, 2003

----------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2003-B $853,791,000 (approximate)

------------------------------------------------------------------------------------------------------------------------------
                                                       To Roll/(1)/
------------------------------------------------------------------------------------------------------------------------------
                                                             Est.  Est. Prin.    Expected                      Expected
                  Approx.                                    WAL    Window    Maturity to Roll    Delay         Ratings
     Class       Size/(2)/    Interest - Principal Type     (yrs)    (mos)       @ 25 CPR         Days       (Moody's/S&P)
  Offered Certificates
  --------------------
     1-A-1     $ 89,979,000   Variable - Pass-thru/(3)/      1.93    1 - 35      01/25/2006        24          Aaa /AAA
     2-A-1     $200,000,000   Variable - Pass-thru/(4)/      2.58    1 - 59      01/25/2008        24          Aaa /AAA
     2-A-2     $200,000,000   Variable - Pass-thru/(4)/      2.58    1 - 59      01/25/2008        24          Aaa /AAA
     2-A-3     $ 91,851,000   Variable - Sequential/(5)/     0.50    1 - 12      02/25/2004        0           Aaa /AAA
     2-A-4     $ 75,072,000   Variable - Sequential/(5)/     1.50   12 - 25      03/25/2005        24          Aaa /AAA
     2-A-5     $ 59,097,000   Variable - Sequential/(5)/     2.60   25 - 39      05/25/2006        24          Aaa /AAA
     2-A-6     $ 54,021,000   Variable - Sequential/(4)/     4.00   39 - 59      01/25/2008        24          Aaa /AAA
     2-A-7     $ 83,771,000   Variable - Sequential/(5)/     4.92   59 - 59      01/25/2008        24          Aaa /AAA

  Not Offered Hereunder
  ---------------------
      B-1      $ 11,423,000                                                                                   Not Rated/AA
      B-2      $  4,832,000                                                                                    Not Rated/A
      B-3      $  3,514,000                                                                                   Not Rated/BBB
      B-4      $  1,757,000                                                                                    Not Rated/BB
      B-5      $  1,318,000                                                                                    Not Rated/B
      B-6      $  1,759,317                                                                               Not Rated/Not Rated
     1-A-P          TBD        Principal Only/(6)/                                                              Aaa/AAA
     2-A-P          TBD        Principal Only/(7)/                                                              Aaa/AAA
      SES           TBD         Interest Only/(8)/                                                                N.A.
      WIO           TBD         Interest Only/(9)/                                                                N.A.
------------------------------------------------------------------------------------------------------------------------------

(1) Assumes any outstanding principal balance on the Class 1-A Certificates and the Class 2-A Certificates will be paid in full on the Distribution Date occurring in the month of January 2006 and January 2008, respectively.

(2)  Class sizes are subject to change.

(3) For each Distribution Date occurring in the month of and prior to July 2005, interest will accrue on the Class 1-A Certificates at a rate equal to the fixed rate applicable to such certificates. For the Distribution Date occurring in the month of August 2005 and prior to February 2006 interest will accrue on the Class 1-A Certificates at a rate equal to the Adjusted Net WAC of the Group 1 Mortgage Loans. For each Distribution Date occurring in the month of or after February 2006, interest will accrue on the Class 1-A Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(4) For each Distribution Date occurring in the month of and prior to July 2007, interest will accrue on the Class 2-A-1, Class 2-A-2 and Class 2-A-6 Certificates at a rate equal to the fixed rate applicable to such certificates. For each Distribution Date occurring in the month of August 2007 and prior to February 2008, interest will accrue on the Class 2-A-1 and 2-A-6 Certificates at a rate equal to the Adjusted Net WAC of the Group 2 Mortgage Loans minus [ ]% and [ ]%, respectively, and for the Class 2-A-2 Certificates at a rate equal to the Adjusted Net WAC of the Group 2 Mortgage Loans plus [ ]%. For each Distribution Date occurring in the month of or after February 2008, interest will accrue on the Class 2-A-1, 2-A-2 and the Class 2-A-6 Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(5) For each Distribution Date occurring in the month of and prior to July 2007, interest will accrue on the Class 2-A-3, 2-A-4, 2-A-5 and 2-A-7 Certificates at a rate equal to the fixed rate applicable to such certificates. For each Distribution Date occurring in the month of August 2007 and prior to February 2008, interest will accrue on these Certificates at a rate equal to the lesser of (i) the Adjusted Net WAC of the Group 2 Mortgage Loans minus [ ]% or (ii) [ ]%, [ ]%, [ ]%, [ ]% and [ ]% for the Class 2-A-3, 2-A-4, 2-A-5 and 2-A-7 Certificates, respectively. For each Distribution Date occurring in the month of or after February 2008, interest will accrue on these Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(6) For each Distribution Date occurring in the month of or after February 2006, interest will accrue on the Class 1-A-P Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(7) For each Distribution Date occurring in the month of or after February 2008, interest will accrue on the Class 2-A-P Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(8) For each Distribution Date, interest will accrue on the Class SES Component for Group 1 at a rate equal to 0.325% per annum and for Group 2 at a rate equal to 0.200% per annum.


Banc of America Securities LLC
----------------------------------------------------------------------------   2
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2003-B $853,791,000 (approximate)

(9) Interest will accrue on each Class WIO Component at a per annum rate equal to (i) for the Class 1-WIO Component, the weighted average of the WIO Rates of the Premium Mortgage Loans in Loan Group 1 and (ii) for the Class 2-WIO Component, the weighted average of the WIO Rates of the Premium Mortgage Loans in Loan Group 2.


Banc of America Securities LLC
----------------------------------------------------------------------------   3
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2003-B $853,791,000 (approximate)

---------------------------------------------------------------------------------------------------------------------
                          Preliminary Summary of Terms
Transaction:                           Banc of America Mortgage Securities, Inc.
                                       Mortgage Pass-Through Certificates,
                                       Series 2003-B

Lead Manager (Book Runner):            Banc of America Securities LLC

Co-Managers:                           Bear, Stearns & Co. and Lehman Brothers

Seller and Servicer:                   Bank of America, N.A.

Trustee:                               Wells Fargo Bank Minnesota, N.A.

Transaction Size:                      $878,677,952

Securities Offered:                    $89,979,000 Class 1-A-1 Certificates
                                       $200,000,000 Class 2-A-1 Certificates
                                       $200,000,000 Class 2-A-2 Certificates
                                       $91,851,000 Class 2-A-3 Certificates
                                       $75,072,000 Class 2-A-4 Certificates
                                       $59,097,000 Class 2-A-5 Certificates
                                       $54,021,000 Class 2-A-6 Certificates
                                       $83,771,000 Class 2-A-7 Certificates

Group 1 Collateral:                    3/1 Hybrid ARM Residential Mortgage Loans: fully amortizing, one-to-four family, residential first lien mortgage loans. The Mortgage Loans have a fixed interest rate for approximately 3 years and thereafter the Mortgage
                                       Loans have a variable interest rate.

Group 2 Collateral:                    5/1 Hybrid ARM Residential Mortgage Loans: one-to-four family, residential first lien mortgage loans. The Mortgage Loans have a fixed interest rate for approximately 5 years and thereafter the Mortgage Loans have a variable interest rate. Approximately 57.85% of the Group 2 Mortgage Loans require only payments of interest until the month following the first rate adjustment date.

Rating Agencies:                       Moody's Investor Service, Inc. and Standard & Poor's (Class A Certificates)
                                       and Standard & Poor's (Subordinate Certificates except for the Class B-6
                                       Certificates)

Expected Pricing Date:                 Week of  February 10, 2003

Expected Closing Date:                 February 25, 2003

Collection Period:                     The calendar month preceding the current Distribution Date

---------------------------------------------------------------------------------------------------------------------



Banc of America Securities LLC
----------------------------------------------------------------------------   4
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2003-B $853,791,000 (approximate)

---------------------------------------------------------------------------------------------------------------------
                          Preliminary Summary of Terms
Distribution Date:                     25/th/ of each month, or the next succeeding Business Date (First Payment
                                       Date: March 25, 2003)

Cut-Off Date:                          February 1, 2003

Class A Certificates:                  Class 1-A-1, 2-A-1, 2-A-2, 2-A-3, 2-A-4, 2-A-5, 2-A-6, 2-A-7, 1-A-P and
                                       2-A-P Certificates (the "Class A Certificates").

Subordinate Certificates:              Class B-1, B-2, B-3, B-4, B-5 and B-6 Certificates (the "Class B
                                       Certificates"). The Subordinate Certificates are not offered hereunder.

Group 1-A  Certificates:               Class 1-A-1

Group 2-A Certificates:                Class 2-A-1, 2-A-2, 2-A-3, 2-A-4, 2-A-5, 2-A-6 and 2-A-7

Class A-P Certificates:                Class 1-A-P and 2-A-P

Day Count:                             30/360

Group 1 and Group 2 Prepayment Speed:  25% CPR

Clearing:                              DTC, Clearstream and Euroclear

                                        Original Certificate      Minimum         Incremental
Certificates:                                  Form            Denominations     Denominations
                                               ----            -------------     -------------
      Class 1-A-1, 2-A-1, 2-A-2,            Book Entry            $1,000              $1
            2-A-3, 2-A-4, 2-A-5,
            2-A-6, 2-A-7

SMMEA Eligibility:                     The Class A Certificates and the Class B-1 Certificates are expected to constitute "mortgage related securities" for purposes of SMMEA.

ERISA Eligibility:                     All of the Offered Certificates are expected to be ERISA eligible.

Tax Structure:                         REMIC

Optional Clean-up Call:                Any Distribution Date on or after which the Aggregate Principal Balance of the Mortgage Loans declines to 10% or less of the Aggregate Principal
                                       Balance as of the Cut-Off Date ("Cut-Off Date Pool Principal Balance").

---------------------------------------------------------------------------------------------------------------------



Banc of America Securities LLC
----------------------------------------------------------------------------   5
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2003-B $853,791,000 (approximate)

---------------------------------------------------------------------------------------------------------------------
                                       Preliminary Summary of Terms
Principal:                             Principal will be allocated to the  certificates  according to the Priority of  Distributions:  The Group 1 Senior Principal  Distribution  Amount will generally be allocated to the Group 1-A  Certificates  pro-rata until their class  balances  have  been  reduced  to  zero.  The  Group 1  Ratio  Strip
                                       Principal   Amount  will   generally   be  allocated  to  the  Class  1-A-P
                                       Certificates.  The  Group  2  Senior  Principal  Distribution  Amount  will
                                       generally  be  allocated  to  the  Group  2-A   Certificates   as  follows:
                                       approximately  [52.3689075322]%  to the Class 2-A-1 and 2-A-2  Certificates
                                       pro-rata  until  their  class  balances  have  been  reduced  to  zero  and approximately  [47.6310924678]%  sequentially  to the Class  2-A-3,  2-A-4,
                                       2-A-5,  2-A-6 and 2-A-7  Certificates,  in that  order,  until  their class balances have been reduced to zero.  The Group 2 Ratio  Stripped  Principal
                                       Amount will  generally be allocated  to the Class 2-A-P  Certificates.  The
                                       Subordinate  Principal  Distribution  Amount will generally be allocated to the  Subordinate  Certificates  on a pro-rata basis but will be distributed sequentially in accordance with their numerical class  designations.  After the class  balance of the Class A  Certificates  of a Group (other than the
                                       Class A-P  Certificates  of such Group) has been  reduced to zero,  certain amounts  otherwise  payable to the Subordinate  Certificates may be paid to the Class A  Certificates  of the  other  Group  (other  than the Class A-P
                                       Certificates  of such  Group).  (Please see the  Priority of  Distributions section.)

Interest Accrual:                      Interest  will accrue on each class of  Certificates  (other than the Class
                                       2-A-3 and Class A-P  Certificates;  interest will accrue on the Class 1-A-P
                                       Certificates  beginning in January 2006 and on the Class 2-A-P Certificates
                                       beginning in January 2008) during each one-month  period ending on the last day of the  month  preceding  the  month in which  each  Distribution  Date occurs (each, a "Regular  Interest  Accrual  Period").  The initial Regular
                                       Interest  Accrual  Period will be deemed to have  commenced  on February 1,
                                       2003.  Interest  will  accrue on the Class 2-A-3  Certificates  during each one-month  period  commencing  on the 25th day of the month  preceding  the month in which the  Distribution  Date occurs and ending on the 24th day of the month in which such  Distribution  Date occurs  (each,  a "Class  2-A-3
                                       Interest  Accrual  Period" and  together  with a Regular  Interest  Accrual
                                       Period,  an "Interest  Accrual  Period").  The initial Class 2-A-3 Interest
                                       Accrual  Period  will be deemed to have  commenced  on February  25,  2003.
                                       Interest  which  accrues on such class of  Certificates  during an Interest
                                       Accrual  Period will be calculated  on the  assumption  that  distributions which reduce the principal  balances  thereof on the  Distribution  Date in that  Interest  Accrual  Period  are made on the first day of the  Interest
                                       Accrual Period.

---------------------------------------------------------------------------------------------------------------------



Banc of America Securities LLC
----------------------------------------------------------------------------   6
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2003-B $853,791,000 (approximate)

---------------------------------------------------------------------------------------------------------------------
                                       Preliminary Summary of Terms
Administrative Fee:                    The  Administrative  Fees with  respect to the Trust are payable out of the interest  payments  received on each  Mortgage  Loan.  The  "Administrative
                                       Fees"  consist of (a)  servicing  compensation  payable to the  Servicer in respect of its  servicing  activities  (the  "Servicing  Fee") and (b) fees paid to the  Trustee.  The  Administrative  Fees will  accrue on the Stated
                                       Principal Balance of each Mortgage Loan at a rate (the  "Administrative Fee
                                       Rate") equal to the sum of the  Servicing  Fee for such  Mortgage  Loan and the  Trustee Fee Rate.  The Trustee Fee Rate will be 0.003% per annum.  The
                                       Servicing  Fee Rate for all Loan  Groups  will be the equal to  0.050%  per annum with respect to any Mortgage Loan.

Compensating Interest:                 The aggregate servicing  compensation payable to the Servicer for any month and  the  interest  payable  on the  Class  SES  Certificates  will  in the aggregate  be  reduced  by an  amount  equal  to  the  lesser  of  (i)  the prepayment  interest  shortfall  for the  such  Distribution  Date and (ii)
                                       one-twelfth  of 0.25% of the balance of the  Mortgage  Loans.  Such amounts will be used to cover full or partial prepayment  interest  shortfalls,  if any, of the Loan Groups.

Net Mortgage Interest Rate:            As to any Mortgage Loan and Distribution Date, the excess of its mortgage interest rate over the sum of (i) the Administrative Fee, (ii) the pass-through rate of the Class SES Component in the related Group and (iii)
                                       the applicable WIO Rate.

WIO Rate:                              The WIO Rate of a  Mortgage  Loan is the  excess of its  mortgage  interest
                                       rate  as  of  the  closing  date  over  the  sum  of  (i)  the   applicable
                                       Administrative  Fee, (ii) the pass-through  rate of the Class SES Component in the  related  group  and  (iii) [ ]% for Loan  Group 1 and [ ]% for Loan
                                       Group  2.  Notwithstanding  the  foregoing,   for  each  Distribution  Date
                                       occurring  on or after the  month  following  the  month of the first  rate adjustment  date for any Mortgage  Loan,  the WIO Rate with respect to such
                                       Mortgage Loan will be zero.

Adjusted Net WAC:                      The Adjusted  Net WAC of the Mortgage  Loans of each Loan Group is equal to
                                       (A) the sum of the product,  for each Mortgage Loan of such Loan Group,  of
                                       (i) the Net Mortgage  Interest Rate for such  Mortgage  Loan  multiplied by
                                       (ii) the Stated Principal  Balance of such Mortgage Loan on the due date of the month preceding the month of such  Distribution Date divided by (B) the sum of the product of, for each  Mortgage  Loan of such Loan Group,  of (i)
                                       the Non-Ratio  Strip  Percentage for such Mortgage Loan  multiplied by (ii)
                                       the Stated  Principal  Balance of such Mortgage Loan on the due date of the month preceding the month of such Distribution Date.

---------------------------------------------------------------------------------------------------------------------



Banc of America Securities LLC
----------------------------------------------------------------------------   7
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2003-B $853,791,000 (approximate)

---------------------------------------------------------------------------------------------------------------------
                                 Preliminary Summary of Terms
Pool Distribution Amount:     The Pool  Distribution  Amount for each Loan Group with respect to any  Distribution
                              Date will be equal to the sum of (i) all scheduled  installments of interest (net of the related  Servicing Fee) and principal  corresponding  to the related  Collection
                              Period for such Loan Group,  together  with any  advances in respect  thereof or any
                              Servicer compensating  interest;  (ii) all proceeds of any primary mortgage guaranty insurance  policies  and any other  insurance  policies  with  respect  to such Loan
                              Group,  to the  extent  such  proceeds  are not  applied to the  restoration  of the related  mortgaged  property or released to the  mortgagor  in  accordance  with the
                              Servicer's  normal  servicing  procedures  and all other cash  amounts  received and retained in connection  with the  liquidation  of defaulted  Mortgage  Loans in such
                              Loan Group, by foreclosure or otherwise,  during the related  Collection  Period (in each case, net of  unreimbursed  expenses  incurred in connection with a liquidation or  foreclosure  and  unreimbursed  advances,  if any);  (iii) all  partial  or full prepayments  on the Mortgage Loans in such Loan Group  corresponding  to the related
                              Collection Period; and (iv) any substitution  adjustment payments in connection with any  defective  Mortgage  Loan in such Loan  Group  received  with  respect  to such
                              Distribution  Date or amounts  received in connection with the optional  termination of the Trust as of such Distribution  Date,  reduced by amounts in reimbursement for advances  previously  made and other amounts as to which the Servicer is entitled to be reimbursed  pursuant to the Pooling Agreement.  The Pool Distribution Amount will not include any profit  received by the  Servicer on the  foreclosure  of a Mortgage
                              Loan.  Such  amounts,  if any,  will  be  retained  by the  Servicer  as  additional servicing compensation.

Senior Percentage:            The Senior Percentage for a Loan Group on any Distribution Date will equal, (i) the aggregate principal balance of the Class A Certificates (other than the Class A-P
                              Certificates) of such Group immediately prior to such date, divided by (ii) the aggregate principal balance (Non-Ratio Strip Portion) of the related Loan Group for such date.

Subordinate Percentage:       The Subordinate Percentage for a Loan Group for any Distribution Date will equal
                              100% minus the Senior Percentage for such Loan Group for such date.

Subordinate Prepayment       The Subordinate  Prepayment  Percentage for a Loan Group for any  Distribution  Date
Percentage:                   will equal 100% minus the Senior Prepayment  Percentage for such Loan Group for such date.

---------------------------------------------------------------------------------------------------------------------



Banc of America Securities LLC
----------------------------------------------------------------------------   8
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2003-B $853,791,000 (approximate)

-------------------------------------------------------------------------------------------------------------------
                                  Preliminary Summary of Terms
Group 1 and Group 2 Senior     For the following Distribution Dates, will be as follows:
Prepayment Percentage:
                               Distribution Date                      Senior Prepayment Percentage
                               -----------------                      ----------------------------
                               March 2003 through February 2010       100%;

                               March 2010 through February 2011        the applicable  Senior Percentage plus, 70%
                                                                      of the applicable Subordinate Percentage;

                               March 2011 through February 2012        the applicable  Senior Percentage plus, 60%
                                                                      of the applicable Subordinate Percentage;

                               March 2012 through February 2013        the applicable  Senior Percentage plus, 40%
                                                                      of the applicable Subordinate Percentage;

                               March 2013 through February 2014        the applicable  Senior Percentage plus, 20%
                                                                      of the applicable Subordinate Percentage;

                               March 2014 and thereafter               the applicable  Senior Percentage;


                                 provided, however,

                               (i)     if on any Distribution Date the percentage equal to (x) the sum of the class balances of the Class A Certificates other than the Class A-P
                                       Certificates of both Groups divided by (y) the aggregate Pool Principal
                                       Balance (Non-Ratio Strip Portion) of both loan groups (such percentage, the
                                       "Total Senior Percentage") exceeds such percentage calculated as of the
                                       Closing Date, then the Senior Prepayment Percentage for both Groups for such Distribution Date will equal 100%,

                               (ii)    if for each Group of  Certificates on any  Distribution  Date prior to the
                                       March 2006 Distribution  Date, prior to giving effect to any distributions, the  percentage  equal to the aggregate  class  balance of the  Subordinate
                                       Certificates  divided by the aggregate  Pool Principal  Balance  (Non-Ratio
                                       Strip   Portion)   of  both  loan  groups   (the   "Aggregate   Subordinate
                                       Percentage") is greater than or equal to twice such  percentage  calculated as of the Closing  Date,  then the Senior  Prepayment  Percentage  for each
                                       Group  for  that   Distribution  Date  will  equal  the  applicable  Senior
                                       Percentage for each Group plus 50% of the  Subordinate  Percentage for each
                                       Group, and

                               (iii)   if for each Group of Certificates on or after the March 2006 Distribution
                                       Date, prior to giving effect to any distributions, the Aggregate
                                       Subordinate Percentage is greater than or equal to twice such percentage calculated as of the Closing Date, then the Senior Prepayment Percentage for each Group for that Distribution Date will equal the Senior Percentage for each Group.

-------------------------------------------------------------------------------------------------------------------



Banc of America Securities LLC
----------------------------------------------------------------------------   9
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2003-B $853,791,000 (approximate)

-----------------------------------------------------------------------------------------------------------------
                                       Preliminary Summary of Terms
Group 1 Discount Mortgage Loan:        Any Group 1 Mortgage Loan with a Net Mortgage Interest Rate on the closing date that is less than [ %] per annum.

Group 1 Premium Mortgage Loan:         Any Group 1 Mortgage Loan with a Net Mortgage Interest Rate on the closing date that is equal to or greater than [ %] per annum.

Group 2 Discount Mortgage Loan:        Any Group 2 Mortgage Loan with a Net Mortgage Interest Rate on the closing date that is less than [ %] per annum.

Group 2 Premium Mortgage Loan:         Any Group 2 Mortgage Loan with a Net Mortgage Interest Rate on the closing date that is equal to or greater than [ %] per annum.

Non-Ratio Strip Percentage:            As to any Group 1 Discount Mortgage Loan, a fraction (expressed as a percentage), the numerator of which is the Net Mortgage Interest Rate of such Group 1 Discount Mortgage Loan on the closing date and the denominator of which is [ %]. As to any Group 2 Discount Mortgage Loan, a fraction
                                       (expressed as a percentage), the numerator of which is the Net Mortgage
                                       Interest Rate of such Group 2 Discount Mortgage Loan on the closing date and the denominator of which is [ %]. As to any Mortgage Loan that is not a
                                       Discount Mortgage Loan, 100%.

Ratio Strip Percentage:                As to any Discount Mortgage Loan, 100% minus the Non-Ratio Strip Percentage for such Mortgage Loan. As to any Mortgage Loan that is not a Discount
                                       Mortgage Loan, 0%.

-----------------------------------------------------------------------------------------------------------------



Banc of America Securities LLC
----------------------------------------------------------------------------  10
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2003-B $853,791,000 (approximate)

-----------------------------------------------------------------------------------------------------------------
                                       Preliminary Summary of Terms
Ratio Strip Principal Amount:          As to any Distribution Date and any Loan Group, the sum of the applicable
                                       Ratio Strip Percentage of (a) the principal portion of each Monthly Payment
                                       (without giving effect to payments to certain reductions thereof due on each Mortgage Loan in such Loan Group on the related Due Date), (b) the
                                       Stated Principal Balance, as of the date of repurchase, of each Mortgage
                                       Loan in such Loan Group that was repurchased by the Depositor pursuant to the Pooling and Servicing Agreement as of such Distribution Date, (c) any substitution adjustment payments in connection with any defective Mortgage
                                       Loan in such Loan Group received with respect to such Distribution Date,
                                       (d) any liquidation proceeds allocable to recoveries of principal of any
                                       Mortgage Loans in such Loan Group that are not yet liquidated Mortgage
                                       Loans received during the calendar month preceding the month of such
                                       Distribution Date, (e) with respect to each Mortgage Loan in such Loan
                                       Group that became a liquidated Mortgage Loan during the calendar month preceding the month of such Distribution Date, the amount of liquidation proceeds allocable to principal received with respect to such Mortgage Loan during the calendar month preceding the month of such Distribution Date with respect to such Mortgage Loan and (f) all Principal Prepayments on any
                                       Mortgage Loans in such Loan Group received during the calendar month preceding the month of such Distribution.

Senior Principal Distribution Amount:  The Senior Principal Distribution Amount for a Loan Group for any
                                       Distribution Date will equal the sum of (i) the Senior Percentage of the applicable Non-Ratio Strip Percentage for such Loan Group of all amounts described in clauses (a) through (d) of the definition of "Ratio Strip
                                       Principal Amount" for such Loan Group and such Distribution Date and (ii)
                                       the Senior Prepayment Percentage of the amounts described in clauses (e)
                                       and (f) of the definition of "Ratio Strip Principal Amount" for such Loan
                                       Group and such Distribution Date subject to certain reductions due to losses.

Subordinate Principal                  The Subordinate  Principal  Distribution  Amount for a Loan Group for any
Distribution Amount:                   Distribution Date will equal the sum of (i) the Subordinate Percentage for such Loan Group of the amounts described in clauses (a) and (d) of the definition of "Ratio Strip Principal Amount" for such Loan Group and such
                                       Distribution Date and (ii) the Subordinate Prepayment Percentage for such
                                       Loan group of the amounts described in clauses (e) and (f) of the definition of "Ratio Strip Principal Amount" for such Loan Group and such
                                       Distribution Date.

-----------------------------------------------------------------------------------------------------------------



Banc of America Securities LLC
----------------------------------------------------------------------------  11
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2003-B $853,791,000 (approximate)

--------------------------------------------------------------------------------
                                 Credit Support
--------------------------------------------------------------------------------
The Class B Certificates are Cross-Collateralized and provide credit support for both Groups. The outstanding balances of the Class B Certificates could be reduced to zero as a result of a disproportionate amount of Realized Losses on the Mortgage Loans in one Loan Group. In addition, under certain circumstances principal otherwise payable to the Class B Certificates will be paid to the Class A Certificates. Please see the diagram below. Additional credit enhancement is provided by the allocation of all principal prepayments to the Class A Certificates (except for the Class A-P Certificates), subject to certain exceptions, for the first seven years and the disproportionately greater allocation of prepayments to the Class A Certificates over the following four years. The disproportionate allocation of prepayments will accelerate the amortization of those Class A Certificates relative to the amortization of the Subordinate Certificates. As a result, the credit support percentage for the Class A Certificates should be maintained and may be increased during the first eleven years.

                      Subordination of Class B Certificates
                             -----------------------
                                     Class A
                             Credit Support (2.80%)
                             -----------------------
                                    Class B-1
                             Credit Support (1.50%)
                             -----------------------
                                    Class B-2
         Priority of         Credit Support (0.95%)     Order of
          Payment            -----------------------      Loss
                                    Class B-3          Allocation
                             Credit Support (0.55%)
                             -----------------------
                                    Class B-4
                             Credit Support (0.35%)
                             -----------------------
                                    Class B-5
                             Credit Support (0.20%)
                             -----------------------
                                    Class B-6
                             Credit Support (0.00%)
                             -----------------------

--------------------------------------------------------------------------------
                            Priority of Distributions

Distributions to each Group and the Class B Certificates will be made on each Distribution Date from the Pool Distribution Amount for each Loan Group in the following order of priority:

--------------------------------------------------------------------------------

                            Priority of Distributions

         --------------------------------------------------------------
                              First, to the Trustee
         --------------------------------------------------------------

         --------------------------------------------------------------
            Second, to the Class SES and Class WIO Components of each
                             Group to pay Interest;
         --------------------------------------------------------------

         --------------------------------------------------------------
             Third, to the Class A Certificates of each Group to pay
                                    Interest;
         --------------------------------------------------------------

         --------------------------------------------------------------
            Fourth, to the Class A Certificates of each group to pay
                                   Principal.
         --------------------------------------------------------------

         --------------------------------------------------------------
            Fifth, to the Class A-P Certificates of each group to pay
                 any applicable Ratio-Stripped Deferred Amounts;
         --------------------------------------------------------------

         --------------------------------------------------------------
                Sixth, sequentially, to each class of Subordinate
           Certificates to pay Interest and Principal in the order of numerical class designations, beginning with Class B-1
               Certificates, until each class balance is zero; and
         --------------------------------------------------------------

         --------------------------------------------------------------
          Seventh, to the residual certificate, any remaining amounts.

         --------------------------------------------------------------



Banc of America Securities LLC
----------------------------------------------------------------------------  12
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2003-B $853,791,000 (approximate)

                                            Bond Summary to Roll(1)(2)

1-A-1
-------------------------------------------------------------------------------------------------------------------------
  CPR                                        5%         15%        20%         25%        30%         35%        50%
-------------------------------------------------------------------------------------------------------------------------
  Yield at 100-00                          2.900       2.887      2.879       2.871      2.862       2.852      2.812
  Average Life (Years)                     2.648       2.273      2.099       1.933      1.777       1.630      1.236
  Modified Duration                        2.508       2.159      1.996       1.841      1.695       1.557      1.188
  First Principal Payment Date            3/25/03     3/25/03    3/25/03     3/25/03    3/25/03     3/25/03    3/25/03
  Last Principal Payment Date             1/25/06     1/25/06    1/25/06     1/25/06    1/25/06     1/25/06    1/25/06
  Principal Payment Window (Months)          35         35          35         35          35         35          35

2-A-1
-------------------------------------------------------------------------------------------------------------------------
  CPR                                        5%         15%        20%         25%        30%         35%        50%
-------------------------------------------------------------------------------------------------------------------------
  Yield at 100-00                          3.749       3.733      3.723       3.711      3.698       3.683      3.625
  Average Life (Years)                     4.276       3.322      2.930       2.584      2.278       2.008      1.380
  Modified Duration                        3.855       3.022      2.678       2.373      2.103       1.863      1.299
  First Principal Payment Date            3/25/03     3/25/03    3/25/03     3/25/03    3/25/03     3/25/03    3/25/03
  Last Principal Payment Date             1/25/08     1/25/08    1/25/08     1/25/08    1/25/08     1/25/08    1/25/08
  Principal Payment Window (Months)          59         59          59         59          59         59          59

2-A-2
-------------------------------------------------------------------------------------------------------------------------
  CPR                                        5%         15%        20%         25%        30%         35%        50%
-------------------------------------------------------------------------------------------------------------------------
  Yield at 101-00                          4.067       3.976      3.922       3.861      3.792       3.714      3.417
  Average Life (Years)                     4.276       3.322      2.930       2.584      2.278       2.008      1.380
  Modified Duration                        3.806       2.994      2.658       2.360      2.094       1.859      1.302
  First Principal Payment Date            3/25/03     3/25/03    3/25/03     3/25/03    3/25/03     3/25/03    3/25/03
  Last Principal Payment Date             1/25/08     1/25/08    1/25/08     1/25/08    1/25/08     1/25/08    1/25/08
  Principal Payment Window (Months)          59         59          59         59          59         59          59

2-A-3
-------------------------------------------------------------------------------------------------------------------------
  CPR                                        5%         15%        20%         25%        30%         35%        50%
-------------------------------------------------------------------------------------------------------------------------
  Yield at 100-00                          1.656       1.656      1.656       1.656      1.656       1.656      1.656
  Average Life (Years)                     2.378       0.839      0.629       0.500      0.413       0.350      0.235
  Modified Duration                        2.298       0.825      0.620       0.494      0.408       0.346      0.233
  First Principal Payment Date            3/25/03     3/25/03    3/25/03     3/25/03    3/25/03     3/25/03    3/25/03
  Last Principal Payment Date             1/25/08    11/25/04    5/25/04     2/25/04    12/25/03   10/25/03    7/25/03
  Principal Payment Window (Months)          59         21          15         12          10          8          5

     (1) Assumes any outstanding principal balance on the Group 1-A Certificates will be paid in full on the Distribution Date occurring in the month of January 2006.

     (2) Assumes any outstanding principal balance on the Group 2-A Certificates will be paid in full on the Distribution Date occurring in the month of January 2008.



Banc of America Securities LLC
----------------------------------------------------------------------------  13
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2003-B $853,791,000 (approximate)

                             Bond Summary to Roll(1)

2-A-4
-------------------------------------------------------------------------------------------------------------------------
  CPR                                        5%         15%        20%         25%        30%         35%        50%
-------------------------------------------------------------------------------------------------------------------------
  Yield at 100-00                          2.765       2.731      2.705       2.678      2.650       2.620      2.516
  Average Life (Years)                     4.917       2.582      1.911       1.500      1.223       1.022      0.654
  Modified Duration                        4.538       2.458      1.836       1.450      1.187       0.996      0.641
  First Principal Payment Date            1/25/08    11/25/04    5/25/04     2/25/04    12/25/03   10/25/03    7/25/03
  Last Principal Payment Date             1/25/08     9/25/06    9/25/05     3/25/05    10/25/04    7/25/04    1/25/04
  Principal Payment Window (Months)          1          23          17         14          11         10          7

2-A-5
-------------------------------------------------------------------------------------------------------------------------
  CPR                                        5%         15%        20%         25%        30%         35%        50%
-------------------------------------------------------------------------------------------------------------------------
  Yield at 100-00                          3.563       3.557      3.539       3.519      3.497       3.475      3.395
  Average Life (Years)                     4.917       4.402      3.325       2.600      2.112       1.761      1.116
  Modified Duration                        4.436       4.005      3.082       2.442      2.001       1.680      1.077
  First Principal Payment Date            1/25/08     9/25/06    9/25/05     3/25/05    10/25/04    7/25/04    1/25/04
  Last Principal Payment Date             1/25/08     1/25/08    4/25/07     5/25/06    9/25/05     4/25/05    7/25/04
  Principal Payment Window (Months)          1          17          20         15          12         10          7

2-A-6
-------------------------------------------------------------------------------------------------------------------------
  CPR                                        5%         15%        20%         25%        30%         35%        50%
-------------------------------------------------------------------------------------------------------------------------
  Yield at 100-00                          4.027       4.027      4.027       4.020      4.004       3.986      3.926
  Average Life (Years)                     4.917       4.917      4.749       4.000      3.231       2.682      1.694
  Modified Duration                        4.378       4.378      4.241       3.623      2.972       2.494      1.607
  First Principal Payment Date            1/25/08     1/25/08    4/25/07     5/25/06    9/25/05     4/25/05    7/25/04
  Last Principal Payment Date             1/25/08     1/25/08    1/25/08     1/25/08    2/25/07     5/25/06    3/25/05
  Principal Payment Window (Months)          1           1          10         21          18         14          9

2-A-7
-------------------------------------------------------------------------------------------------------------------------
  CPR                                        5%         15%        20%         25%        30%         35%        50%
-------------------------------------------------------------------------------------------------------------------------
  Yield at 100-00                          3.938       3.938      3.938       3.938      3.938       3.934      3.914
  Average Life (Years)                     4.917       4.917      4.917       4.917      4.770       4.450      3.268
  Modified Duration                        4.389       4.389      4.389       4.389      4.269       4.003      2.997
  First Principal Payment Date            1/25/08     1/25/08    1/25/08     1/25/08    2/25/07     5/25/06    3/25/05
  Last Principal Payment Date             1/25/08     1/25/08    1/25/08     1/25/08    1/25/08     1/25/08    1/25/08
  Principal Payment Window (Months)          1           1          1           1          12         21          35

     (1) Assumes any outstanding principal balance on the Group 2-A Certificates will be paid in full on the Distribution Date occurring in the month of January 2006.



Banc of America Securities LLC
----------------------------------------------------------------------------  14
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2003-B $853,791,000 (approximate)

                            Bond Summary to Maturity

1-A-1
-------------------------------------------------------------------------------------------------------------------------
  CPR                                        5%         15%        20%         25%        30%         35%        50%
-------------------------------------------------------------------------------------------------------------------------
  Yield at 100-00                          3.200       3.115      3.074       3.035      2.998       2.963      2.866
  Average Life (Years)                     10.738      5.239      4.023       3.209      2.632       2.204      1.402
  Modified Duration                        8.353       4.503      3.562       2.902      2.418       2.049      1.333
  First Principal Payment Date            3/25/03     3/25/03    3/25/03     3/25/03    3/25/03     3/25/03    3/25/03
  Last Principal Payment Date             8/25/32     8/25/32    8/25/32     8/25/32    8/25/32     8/25/32    8/25/32
  Principal Payment Window (Months)         354         354        354         354        354         354        354

2-A-1
-------------------------------------------------------------------------------------------------------------------------
  CPR                                        5%         15%        20%         25%        30%         35%        50%
-------------------------------------------------------------------------------------------------------------------------
  Yield at 100-00                          3.594       3.644      3.658       3.666      3.668       3.663      3.621
  Average Life (Years)                     11.338      5.452      4.164       3.306      2.700       2.253      1.421
  Modified Duration                        8.405       4.508      3.563       2.902      2.417       2.048      1.331
  First Principal Payment Date            3/25/03     3/25/03    3/25/03     3/25/03    3/25/03     3/25/03    3/25/03
  Last Principal Payment Date             12/25/32   12/25/32    12/25/32   12/25/32    12/25/32   12/25/32    12/25/32
  Principal Payment Window (Months)         358         358        358         358        358         358        358

2-A-2
-------------------------------------------------------------------------------------------------------------------------
  CPR                                        5%         15%        20%         25%        30%         35%        50%
-------------------------------------------------------------------------------------------------------------------------
  Yield at 101-00                          3.742       3.809      3.810       3.790      3.750       3.692      3.418
  Average Life (Years)                     11.338      5.452      4.164       3.306      2.700       2.253      1.421
  Modified Duration                        8.195       4.432      3.518       2.876      2.403       2.042      1.335
  First Principal Payment Date            3/25/03     3/25/03    3/25/03     3/25/03    3/25/03     3/25/03    3/25/03
  Last Principal Payment Date             12/25/32   12/25/32    12/25/32   12/25/32    12/25/32   12/25/32    12/25/32
  Principal Payment Window (Months)         358         358        358         358        358         358        358

2-A-3
-------------------------------------------------------------------------------------------------------------------------
  CPR                                        5%         15%        20%         25%        30%         35%        50%
-------------------------------------------------------------------------------------------------------------------------
  Yield at 100-00                          1.656       1.656      1.656       1.656      1.656       1.656      1.656
  Average Life (Years)                     2.378       0.839      0.629       0.500      0.413       0.350      0.235
  Modified Duration                        2.298       0.825      0.620       0.494      0.408       0.346      0.233
  First Principal Payment Date            3/25/03     3/25/03    3/25/03     3/25/03    3/25/03     3/25/03    3/25/03
  Last Principal Payment Date             1/25/08    11/25/04    5/25/04     2/25/04    12/25/03   10/25/03    7/25/03
  Principal Payment Window (Months)          59         21          15         12          10          8          5



Banc of America Securities LLC
----------------------------------------------------------------------------  15
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2003-B $853,791,000 (approximate)

                            Bond Summary to Maturity

2-A-4

-------------------------------------------------------------------------------------------------------------------------
  CPR                                        5%         15%        20%         25%        30%         35%        50%
-------------------------------------------------------------------------------------------------------------------------
  Yield at 100-00                          2.947       2.731      2.705       2.678      2.650       2.620      2.516
  Average Life (Years)                     6.828       2.582      1.911       1.500      1.223       1.022      0.654
  Modified Duration                        6.115       2.458      1.836       1.450      1.187       0.996      0.641
  First Principal Payment Date            1/25/08    11/25/04    5/25/04     2/25/04    12/25/03   10/25/03    7/25/03
  Last Principal Payment Date             1/25/12     9/25/06    9/25/05     3/25/05    10/25/04    7/25/04    1/25/04
  Principal Payment Window (Months)          49         23          17         14          11         10          7


2-A-5
-------------------------------------------------------------------------------------------------------------------------
  CPR                                        5%         15%        20%         25%        30%         35%        50%
-------------------------------------------------------------------------------------------------------------------------
  Yield at 100-00                          3.513       3.557      3.539       3.519      3.497       3.475      3.395
  Average Life (Years)                     10.842      4.489      3.325       2.600      2.112       1.761      1.116
  Modified Duration                        8.843       4.075      3.082       2.442      2.001       1.680      1.077
  First Principal Payment Date            1/25/12     9/25/06    9/25/05     3/25/05    10/25/04    7/25/04    1/25/04
  Last Principal Payment Date             1/25/16     8/25/08    4/25/07     5/25/06    9/25/05     4/25/05    7/25/04
  Principal Payment Window (Months)          49         24          20         15          12         10          7

2-A-6
-------------------------------------------------------------------------------------------------------------------------
  CPR                                        5%         15%        20%         25%        30%         35%        50%
-------------------------------------------------------------------------------------------------------------------------
  Yield at 100-00                          3.680       3.891      3.994       4.020      4.004       3.986      3.926
  Average Life (Years)                     15.227      6.740      5.100       4.000      3.231       2.682      1.694
  Modified Duration                        11.334      5.792      4.519       3.623      2.972       2.494      1.607
  First Principal Payment Date            1/25/16     8/25/08    4/25/07     5/25/06    9/25/05     4/25/05    7/25/04
  Last Principal Payment Date             11/25/20    4/25/11    4/25/09     1/25/08    2/25/07     5/25/06    3/25/05
  Principal Payment Window (Months)          59         33          25         21          18         14          9

2-A-7
-------------------------------------------------------------------------------------------------------------------------
  CPR                                        5%         15%        20%         25%        30%         35%        50%
-------------------------------------------------------------------------------------------------------------------------
  Yield at 100-00                          3.599       3.674      3.723       3.777      3.824       3.857      3.894
  Average Life (Years)                     23.048     12.929      10.047      8.050      6.603       5.514      3.450
  Modified Duration                        15.173      9.847      8.027       6.664      5.618       4.795      3.136
  First Principal Payment Date            11/25/20    4/25/11    4/25/09     1/25/08    2/25/07     5/25/06    3/25/05
  Last Principal Payment Date             12/25/32   12/25/32    12/25/32   12/25/32    12/25/32   12/25/32    12/25/32
  Principal Payment Window (Months)         146         261        285         300        311         320        334



Banc of America Securities LLC
----------------------------------------------------------------------------  16
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2003-B $853,791,000 (approximate)

--------------------------------------------------------------------------------
                  Collateral Summary of Group 1 Mortgage Loans

Description of The Group 1 Mortgage Loans

The Group 1 Mortgage Loans consist of 3/1 One-Year LIBOR Hybrid ARM secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 3 years after origination and thereafter the Mortgage Loans have a variable interest rate. The mortgage loan interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either
(i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 2% for the first adjustment date and for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 6% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time without penalty.

--------------------------------------------------------------------------------

The approximate collateral statistics for the Group 1 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.

------------------------------------------------------------------------------------------------------------------
                                                              Collateral Summary          Range (if applicable)
                                                              ------------------          ---------------------
Total Outstanding Loan Balance                                            $92,571,315

Total Number of Loans                                                             179

Average Loan Principal Balance                                               $517,158         $323,602 to $998,798

WA Gross Coupon                                                                4.773%             4.000% to 5.625%

WA FICO                                                                           739                   622 to 812

WA Original Term (mos.)                                                           354                   180 to 360

WA Remaining Term (mos.)                                                          354                   179 to 360

WA OLTV                                                                        66.56%             16.27% to 94.71%

WA Months to First Rate Adjustment Date                                            35                     29 to 36

Gross Margin                                                                   2.250%

WA Rate Ceiling                                                               10.773%           10.000% to 11.625%

Geographic Concentration of  Mortgaged Properties (Top               CA        70.04%
5 States) based on the Aggregate Stated Principal                    IL         3.40%
Balance                                                              SC         3.35%
                                                                     WA         3.06%
                                                                     FL         2.53%
-------------------------------------------------------------------------------------------------------------------



Banc of America Securities LLC
----------------------------------------------------------------------------  17
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2003-B $853,791,000 (approximate)

--------------------------------------------------------------------------------
                  Collateral Summary of Group 1 Mortgage Loans
--------------------------------------------------------------------------------
The approximate collateral statistics for the Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.


 Occupancy of Mortgaged Properties of the Group 1 Mortgage Loans (1)

                                              Aggregate               % of
                           Number Of       Stated Principal      Cut-Off Date
                           Mortgage         Balance as of      Pool Principal
      Occupancy             Loans            Cut-Off Date          Balance
--------------------------------------------------------------------------------
Primary Residence                167        $86,648,372.46         93.60%
Second Home                        8          4,414,777.74          4.77
Investor Property                  4          1,508,164.34          1.63
--------------------------------------------------------------------------------
           Total:                179        $92,571,314.54        100.00%
================================================================================

(1) Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                   Property Types of the Group 1 Mortgage Loans

-------------------------------------------------------------------------------
                                              Aggregate               % of
                           Number Of       Stated Principal      Cut-Off Date
                           Mortgage         Balance as of      Pool Principal
      Property Type         Loans            Cut-Off Date          Balance
-------------------------------------------------------------------------------
Single Family Residence          127        $65,685,479.78         70.96%
PUD-Detached                      31         16,165,910.37          17.46
Condominium                        9          4,315,115.08           4.66
PUD-Attached                       8          3,511,354.02           3.79
2-Family                           2          1,610,500.43           1.74
4-Family                           1            848,954.86           0.92
Townhouse                          1            434,000.00           0.47
-------------------------------------------------------------------------------
           Total:                179        $92,571,314.54        100.00%
===============================================================================


         Mortgage Loan Purpose of the Group 1 Mortgage Loans

--------------------------------------------------------------------------------
                                              Aggregate               % of
                           Number Of       Stated Principal      Cut-Off Date
                           Mortgage         Balance as of      Pool Principal
      Purpose               Loans            Cut-Off Date          Balance
--------------------------------------------------------------------------------
Refinance-Rate/Term              108        $58,111,217.61         62.77%
Purchase                          47         23,414,947.89          25.29
Refinance-Cashout                 24         11,045,149.04          11.93
--------------------------------------------------------------------------------
           Total:                179        $92,571,314.54        100.00%
================================================================================


Banc of America Securities LLC
------------------------------------------------------------------------------18
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2003-B $853,791,000 (approximate)

Geographical Distribution of the Mortgage Properties of the Group 1 Mortgage Loans (1)

--------------------------------------------------------------------------------
                                              Aggregate               % of
                           Number Of       Stated Principal      Cut-Off Date
                           Mortgage         Balance as of      Pool Principal
      Geographic Area       Loans            Cut-Off Date          Balance
--------------------------------------------------------------------------------
California                       128        $64,833,101.04         70.04%
Illinois                           5          3,150,696.46          3.40
South Carolina                     6          3,099,847.45          3.35
Washington                         5          2,836,626.21          3.06
Florida                            5          2,341,046.82          2.53
Massachusetts                      4          2,208,948.59          2.39
Maryland                           3          1,987,929.39          2.15
Nevada                             2          1,915,686.49          2.07
Missouri                           3          1,613,949.67          1.74
Arizona                            3          1,327,600.00          1.43
Colorado                           2          1,032,319.38          1.12
Idaho                              1            998,652.97          1.08
Ohio                               2            860,354.19          0.93
Virginia                           2            859,340.46          0.93
Texas                              2            765,257.35          0.83
Georgia                            1            612,500.00          0.66
Minnesota                          1            526,336.95          0.57
Oregon                             1            430,000.00          0.46
Wisconsin                          1            413,091.44          0.45
North Carolina                     1            382,029.68          0.41
New Mexico                         1            376,000.00          0.41
--------------------------------------------------------------------------------
           Total:                179        $92,571,314.54        100.00%
================================================================================

(1) As of the Cut-Off Date, no more than approximately 2.98% of the Group 1 Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.


Banc of America Securities LLC
------------------------------------------------------------------------------19
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2003-B $853,791,000 (approximate)

   Current Mortgage Loan Principal Balances of the Group 1 Mortgage Loans (1)

--------------------------------------------------------------------------------
                                              Aggregate              % of
                              Number Of    Stated Principal       Cut-Off Date
Current Mortgage Loan         Mortgage       Balance as of       Pool Principal
Principal Balances ($)         Loans          Cut-Off Date          Balance
--------------------------------------------------------------------------------
300,000.01 - 350,000.00           16        $ 5,388,459.38           5.82%
350,000.01 - 400,000.00           40         15,205,878.42          16.43
400,000.01 - 450,000.00           32         13,710,638.73          14.81
450,000.01 - 500,000.00           21          9,958,891.69          10.76
500,000.01 - 550,000.00           17          8,971,849.00           9.69
550,000.01 - 600,000.00           10          5,732,930.18           6.19
600,000.01 - 650,000.00            8          5,062,266.15           5.47
650,000.01 - 700,000.00            9          6,129,070.14           6.62
700,000.01 - 750,000.00           10          7,284,086.53           7.87
800,000.01 - 850,000.00            3          2,518,036.01           2.72
850,000.01 - 900,000.00            2          1,773,320.43           1.92
900,000.01 - 950,000.00            1            944,686.49           1.02
950,000.01 - 1,000,000.00         10          9,891,201.39          10.68
--------------------------------------------------------------------------------
           Total:                179        $92,571,314.54         100.00%
================================================================================

(1) As of the Cut-Off Date, the average outstanding principal balance of the Group 1 Mortgage Loans is expected to be approximately $517,158.

           Original Loan-To-Value Ratios of the Group 1 Mortgage Loans (1)

--------------------------------------------------------------------------------

                                                   Aggregate            % of
                                    Number Of  Stated Principal   Cut-Off Date
                                    Mortgage     Balance as of   Pool Principal
Original Loan-To-Value Ratios (%)     Loans      Cut-Off Date         Balance
--------------------------------------------------------------------------------
15.01 - 20.00                           2        $1,425,433.83            1.54%
25.01 - 30.00                           3         1,617,971.79            1.75
30.01 - 35.00                           2         1,060,000.00            1.15
35.01 - 40.00                           2           779,559.65            0.84
40.01 - 45.00                           6         2,801,748.69            3.03
45.01 - 50.00                          12         6,843,936.76            7.39
50.01 - 55.00                          10         5,489,059.31            5.93
55.01 - 60.00                          11         7,127,038.60            7.70
60.01 - 65.00                          12         6,019,863.02            6.50
65.01 - 70.00                          27        14,645,970.71           15.82
70.01 - 75.00                          18        10,271,062.70           11.10
75.01 - 80.00                          72        33,702,043.27           36.41
80.01 - 85.00                           1           422,626.21            0.46
90.01 - 95.00                           1           365,000.00            0.39
--------------------------------------------------------------------------------
            Total:                    179       $92,571,314.54          100.00%
================================================================================

(1) As of the Cut-Off Date, the weighted average Loan-To-Value Ratio at origination of the Group 1 Mortgage Loans is expected to be approximately 66.56%.


Banc of America Securities LLC
------------------------------------------------------------------------------20
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2003-B $853,791,000 (approximate)

        Current Mortgage Interest Rates of the Group 1 Mortgage Loans (1)

--------------------------------------------------------------------------------
                                                   Aggregate            % of
                                Number Of      Stated Principal    Cut-Off Date
                                Mortgage         Balance as of    Pool Principal
Mortgage Interest Rates (%)       Loans          Cut-Off Date          Balance
--------------------------------------------------------------------------------
3.751 - 4.000                         1           $572,174.41           0.62%
4.001 - 4.250                         5          3,232,799.61            3.49
4.251 - 4.500                        24         13,644,623.08           14.74
4.501 - 4.750                        66         33,213,939.91           35.88
4.751 - 5.000                        65         32,619,725.77           35.24
5.001 - 5.250                        11          5,959,361.19            6.44
5.251 - 5.500                         4          2,112,242.44            2.28
5.501 - 5.750                         3          1,216,448.13            1.31
------------------------------------------------------------------------------
             Total:                 179        $92,571,314.54         100.00%
===============================================================================

(1) As of the Cut-Off Date, the weighted average Current Mortgage Interest Rate of the Group 1 Mortgage Loans is expected to be approximately 4.773%.

                  Gross Margins of the Group 1 Mortgage Loans

-----------------------------------------------------------------------------------------
                                                        Aggregate               % of
                                     Number Of      Stated Principal       Cut-Off Date
                                     Mortgage         Balance as of       Pool Principal
Gross Margin (%)                       Loans          Cut-Off Date             Balance
-----------------------------------------------------------------------------------------
2.250                                    179         $92,571,314.54            100.00%
---------------------------------------------------------------------------------------
             Total:                      179         $92,571,314.54            100.00%
=========================================================================================





Banc of America Securities LLC                                               21
-------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2003-B $853,791,000 (approximate)

                 Rate Ceilings of the Group 1 Mortgage Loans (1)

----------------------------------------------------------------------------------------------
                                                            Aggregate               % of
                                           Number Of     Stated Principal       Cut-Off Date
        Maximum Lifetime                   Mortgage         Balance as of       Pool Principal
    Mortgage Interest Rates (%)              Loans          Cut-Off Date           Balance
----------------------------------------------------------------------------------------------
9.751 - 10.000                                   1           $572,174.41              0.62%
10.001 - 10.250                                  5          3,232,799.61               3.49
10.251 - 10.500                                 24         13,644,623.08              14.74
10.501 - 10.750                                 66         33,213,939.91              35.88
10.751 - 11.000                                 65         32,619,725.77              35.24
11.001 - 11.250                                 11          5,959,361.19               6.44
11.251 - 11.500                                  4          2,112,242.44               2.28
11.501 - 11.750                                  3          1,216,448.13               1.31
--------------------------------------------------------------------------------------------
              Total:                           179        $92,571,314.54            100.00%
==============================================================================================

(1) As of the Cut-Off Date, the weighted average Rate Ceiling of the Group 1 Mortgage Loans is expected to be approximately 10.773%.

             First Rate Adjustment Date of the Group 1 Mortgage Loans (1)

----------------------------------------------------------------------------------------------
                                                       Aggregate               % of
                                       Number Of     Stated Principal      Cut-Off Date
                                       Mortgage        Balance as of       Pool Principal
    First Rate Adjustment Date          Loans          Cut-Off Date           Balance
----------------------------------------------------------------------------------------------
July 1, 2005                                1            $422,626.21              0.46%
January 1, 2006                            84          44,211,194.33              47.76
February 1, 2006                           94          47,937,494.00              51.78
------------------------------------------------------------------------------------------ ---
              Total:                      179         $92,571,314.54            100.00%
==============================================================================================

(1) As of the Cut-Off Date, the weighted average months to First Rate Adjustment Date for the Group 1 Mortgage Loans is expected to be approximately 35 months.



Banc of America Securities LLC                                               22
-------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2003-B $853,791,000 (approximate)

                Remaining Terms of the Group 1 Mortgage Loans (1)

-----------------------------------------------------------------------------------------------
                                                  Aggregate                    % of
                              Number Of        Stated Principal             Cut-Off Date
                               Mortgage          Balance as of             Pool Principal
Remaining Term (Months)         Loans            Cut-Off Date                 Balance
-----------------------------------------------------------------------------------------------
161 - 180                          4               $2,884,386.49                  3.12%
341 - 360                        175               89,686,928.05                  96.88
-----------------------------------------------------------------------------------------------
           Total:                179              $92,571,314.54                 100.00%
===============================================================================================

(1) As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group 1 Mortgage Loans is expected to be approximately 354 months.

         Credit Scoring of Mortgagors of the Group 1 Mortgage Loans (1)

-----------------------------------------------------------------------------------------------
                                                     Aggregate                    % of
                                Number Of         Stated Principal             Cut-Off Date
                                 Mortgage           Balance as of             Pool Principal
Credit Scores                      Loans             Cut-Off Date                  Balance
-----------------------------------------------------------------------------------------------
801 - 850                             2                  $713,527.84                 0.77%
751 - 800                            79                41,792,169.70                 45.15
701 - 750                            68                35,349,933.53                 38.19
651 - 700                            21                10,086,518.09                 10.90
601 - 650                             9                 4,629,165.38                  5.00
-----------------------------------------------------------------------------------------------
           Total:                   179               $92,571,314.54               100.00%
===============================================================================================

(1) The scores shown are Bureau Credit Scores from Experiean (FICO), Equifax (Beacon) and TransUnion (Empirica).




Banc of America Securities LLC                                               23
-------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2003-B $853,791,000 (approximate)

                  Collateral Summary of Group 2 Mortgage Loans


Description of The Group 2 Mortgage Loans
-----------------------------------------

The Group 2 Mortgage Loans consist of 5/1 One-Year LIBOR Hybrid ARM secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 5 years after origination and thereafter the Mortgage Loans have a variable interest rate. Approximately 57.85% of the Group 2 Mortgage Loans require only the payment of interest until the month following the first rate adjustment date. The mortgage loan interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 5% for the first adjustment date and 2% for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 5% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time without penalty.
--------------------------------------------------------------------------------

The approximate collateral statistics for the Group 2 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.

-------------------------------------------------------------------------------------------------------------------
                                                              Collateral Summary          Range (if applicable)
                                                              ------------------          ---------------------
Total Outstanding Loan Balance                                           $786,106,638
Total Number of Loans                                                           1,449
Average Loan Principal Balance                                               $542,517       $322,701 to $1,000,000
WA Gross Coupon                                                                 5.314%             3.750% to 6.625%
WA FICO                                                                           735                   621 to 819
WA Original Term (mos.)                                                           359                   120 to 360
WA Remaining Term (mos.)                                                          358                   120 to 360
WA OLTV                                                                         63.95%             12.00% to 95.00%
WA Months to First Rate Adjustment Date                                            59                     53 to 60
Gross Margin                                                                    2.250%
WA Rate Ceiling                                                                10.314%            8.750% to 11.625%
Geographic Concentration of Mortgaged Properties (Top                CA         74.99%
5 States) based on the Aggregate Stated Principal                    FL          2.60%
Balance                                                              VA          2.06%
                                                                     GA          1.94%
                                                                     NC          1.92%
-------------------------------------------------------------------------------------------------------------------



Banc of America Securities LLC                                               24
-------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2003-B $853,791,000 (approximate)

                  Collateral Summary of Group 2 Mortgage Loans

The approximate collateral statistics for the Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.


       Occupancy of Mortgaged Properties of the Group 2 Mortgage Loans (1)

---------------------------------------------------------------------------------------
                                                     Aggregate              % of
                                  Number Of      Stated Principal        Cut-Off Date
                                   Mortgage        Balance as of        Pool Principal
Occupancy                           Loans           Cut-Off Date           Balance
---------------------------------------------------------------------------------------
Primary Residence                    1,351          $734,996,701.96           93.50%
Second Home                             85            45,902,575.79             5.84
Investor Property                       13             5,207,360.22             0.66
-------------------------------------------------------------------------------------
           Total:                    1,449          $786,106,637.97          100.00%
=======================================================================================

(1) Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                   Property Types of the Group 2 Mortgage Loans

----------------------------------------------------------------------------------------
                                                      Aggregate              % of
                                   Number Of      Stated Principal        Cut-Off Date
                                    Mortgage        Balance as of        Pool Principal
 Property Type                       Loans           Cut-Off Date           Balance
----------------------------------------------------------------------------------------
Single Family Residence                  916          $501,020,681.40         63.73%
PUD-Detached                             358           201,957,286.68          25.69
Condominium                              121            57,640,358.22           7.33
PUD-Attached                              38            16,270,670.65           2.07
2-Family                                   9             5,477,208.41           0.70
3-Family                                   2             1,263,655.88           0.16
4-Family                                   2             1,185,214.55           0.15
Townhouse                                  2               892,000.01           0.11
Co-Op                                      1               399,562.17           0.05
-------------------------------------------------------------------------------------
           Total:                      1,449          $786,106,637.97        100.00%
=====================================================================================


         Mortgage Loan Purpose of the Group 2 Mortgage Loans

-------------------------------------------------------------------------------------
                                                      Aggregate              % of
                                   Number Of      Stated Principal        Cut-Off Date
                                    Mortgage        Balance as of        Pool Principal
 Purpose                             Loans           Cut-Off Date           Balance
-------------------------------------------------------------------------------------
Refinance-Rate/Term                   844             $466,218,081.82         59.31%
Purchase                              386              207,815,446.74          26.44
Refinance-Cashout                     219              112,073,109.41          14.26
-------------------------------------------------------------------------------------
           Total:                   1,449             $786,106,637.97        100.00%
=====================================================================================




Banc of America Securities LLC                                              25
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2003-B $853,791,000 (approximate)

Geographical Distribution of the Mortgage Properties of the Group 2 Mortgage Loans (1)

----------------------------------------------------------------------------
                                                Aggregate          % of
                              Number Of     Stated Principal   Cut-Off Date
                              Mortgage       Balance as of    Pool Principal
    Geographic Area            Loans          Cut-Off Date       Balance
----------------------------------------------------------------------------
California                        1,078      $589,533,373.23         74.99%
Florida                              37        20,413,366.26           2.60
Virginia                             31        16,193,111.32           2.06
Georgia                              30        15,280,822.59           1.94
North Carolina                       33        15,129,678.15           1.92
Illinois                             27        14,430,076.68           1.84
Maryland                             28        13,884,604.67           1.77
South Carolina                       18        12,120,412.60           1.54
Colorado                             20        11,593,325.06           1.47
Texas                                22        11,028,655.84           1.40
Nevada                               18        10,419,056.34           1.33
Arizona                              19         9,565,529.45           1.22
Massachusetts                        18         9,122,851.59           1.16
Washington                           12         5,714,983.32           0.73
Connecticut                           9         5,525,633.99           0.70
New Mexico                            4         3,085,000.00           0.39
Minnesota                             6         2,921,617.45           0.37
District of Columbia                  5         2,637,235.89           0.34
Missouri                              5         2,621,835.43           0.33
Pennsylvania                          4         1,714,000.00           0.22
Michigan                              3         1,619,109.88           0.21
Oregon                                3         1,589,703.97           0.20
Utah                                  3         1,288,614.15           0.16
Vermont                               2         1,193,500.00           0.15
Kansas                                2         1,049,849.61           0.13
New Hampshire                         1           995,529.01           0.13
New Jersey                            2           893,381.23           0.11
Rhode Island                          2           785,028.63           0.10
Indiana                               1           750,000.00           0.10
Idaho                                 1           700,000.00           0.09
Wyoming                               1           650,000.00           0.08
Tennessee                             1           460,220.24           0.06
Wisconsin                             1           440,000.00           0.06
Delaware                              1           389,531.39           0.05
New York                              1           367,000.00           0.05
----------------------------------------------------------------------------
           Total:                 1,449      $786,106,637.97        100.00%
============================================================================

(1) As of the Cut-Off Date, no more than approximately 1.77% of the Group 2 Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.

Banc of America Securities LLC                                               26
-------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2003-B $853,791,000 (approximate)

   Current Mortgage Loan Principal Balances of the Group 2 Mortgage Loans (1)

--------------------------------------------------------------------------------
                                                 Aggregate            % of
                             Number Of        Stated Principal     Cut-Off Date
Current Mortgage Loan        Mortgage          Balance as of      Pool Principal
Principal Balances ($)        Loans            Cut-Off Date           Balance
--------------------------------------------------------------------------------
300,000.01 - 350,000.00           110          $37,198,535.72            4.73%
350,000.01 - 400,000.00           273          103,454,698.87            13.16
400,000.01 - 450,000.00           214           91,370,273.53            11.62
450,000.01 - 500,000.00           196           93,825,596.17            11.94
500,000.01 - 550,000.00           112           58,747,683.87             7.47
550,000.01 - 600,000.00           111           64,082,733.70             8.15
600,000.01 - 650,000.00            97           61,496,299.58             7.82
650,000.01 - 700,000.00            68           46,302,635.57             5.89
700,000.01 - 750,000.00            97           70,990,423.28             9.03
750,000.01 - 800,000.00            15           11,739,023.11             1.49
800,000.01 - 850,000.00            32           26,603,556.25             3.38
850,000.01 - 900,000.00            17           15,041,783.93             1.91
900,000.01 - 950,000.00            11           10,132,742.96             1.29
950,000.01 - 1,000,000.00          96           95,120,651.43            12.10
--------------------------------------------------------------------------------
           Total:               1,449         $786,106,637.97          100.00%
================================================================================

(1) As of the Cut-Off Date, the average outstanding principal balance of the Group 2 Mortgage Loans is expected to be approximately $542,517.

Banc of America Securities LLC                                                27
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2003-B $853,791,000 (approximate)

         Original Loan-To-Value Ratios of the Group 2 Mortgage Loans (1)

--------------------------------------------------------------------------------
                                                   Aggregate           % of
                                    Number Of   Stated Principal   Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
Original Loan-To-Value Ratios (%)     Loans      Cut-Off Date         Balance
--------------------------------------------------------------------------------
10.01 - 15.00                               5     $3,305,574.00           0.42%
15.01 - 20.00                               7      4,820,440.64            0.61
20.01 - 25.00                              15      9,115,493.99            1.16
25.01 - 30.00                              22     12,227,162.92            1.56
30.01 - 35.00                              39     23,644,428.10            3.01
35.01 - 40.00                              50     30,852,300.48            3.92
40.01 - 45.00                              58     32,529,736.44            4.14
45.01 - 50.00                              79     46,428,123.96            5.91
50.01 - 55.00                              97     56,436,411.62            7.18
55.01 - 60.00                              94     51,584,354.42            6.56
60.01 - 65.00                              94     55,292,936.59            7.03
65.01 - 70.00                             205    116,601,844.55           14.83
70.01 - 75.00                             193    110,173,816.30           14.02
75.01 - 80.00                             473    226,011,335.21           28.75
80.01 - 85.00                               4      1,467,857.09            0.19
85.01 - 90.00                               7      2,910,768.25            0.37
90.01 - 95.00                               7      2,704,053.41            0.34
--------------------------------------------------------------------------------
                Total:                  1,449   $786,106,637.97         100.00%
================================================================================

(1) As of the Cut-Off Date, the weighted average Loan-To-Value Ratio at origination of the Group 2 Mortgage Loans is expected to be approximately 63.95%.

Banc of America Securities LLC                                                28
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2003-B $853,791,000 (approximate)

        Current Mortgage Interest Rates of the Group 2 Mortgage Loans (1)

--------------------------------------------------------------------------------
                                                  Aggregate            % of
                                Number Of     Stated Principal     Cut-Off Date
                                 Mortgage      Balance as of      Pool Principal
 Mortgage Interest Rates (%)      Loans         Cut-Off Date          Balance
--------------------------------------------------------------------------------
3.501 - 3.750                           1           $620,000.00           0.08%
3.751 - 4.000                           1            583,957.00            0.07
4.001 - 4.250                           9          4,539,471.31            0.58
4.251 - 4.500                          22         13,078,938.65            1.66
4.501 - 4.750                          62         33,249,299.72            4.23
4.751 - 5.000                         201        105,393,692.60           13.41
5.001 - 5.250                         391        211,809,280.03           26.94
5.251 - 5.500                         488        266,212,596.82           33.86
5.501 - 5.750                         201        108,694,362.58           13.83
5.751 - 6.000                          66         37,912,369.78            4.82
6.001 - 6.250                           4          2,879,000.00            0.37
6.251 - 6.500                           2            799,669.48            0.10
6.501 - 6.750                           1            334,000.00            0.04
--------------------------------------------------------------------------------
             Total:                 1,449       $786,106,637.97         100.00%
================================================================================

(1) As of the Cut-Off Date, the weighted average Current Mortgage Interest Rate of the Group 2 Mortgage Loans is expected to be approximately 5.314%.

                   Gross Margins of the Group 2 Mortgage Loans

--------------------------------------------------------------------------------
                                                 Aggregate             % of
                                Number Of     Stated Principal     Cut-Off Date
                                 Mortgage      Balance as of      Pool Principal
Gross Margin (%)                  Loans         Cut-Off Date          Balance
--------------------------------------------------------------------------------
2.250                               1,449       $786,106,637.97         100.00%
--------------------------------------------------------------------------------
             Total:                 1,449       $786,106,637.97         100.00%
================================================================================

Banc of America Securities LLC                                               29
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2003-B $853,791,000 (approximate)

                 Rate Ceilings of the Group 2 Mortgage Loans (1)

--------------------------------------------------------------------------------
                                                  Aggregate           % of
                                 Number Of    Stated Principal    Cut-Off Date
     Maximum Lifetime             Mortgage     Balance as of     Pool Principal
 Mortgage Interest Rates (%)       Loans        Cut-Off Date         Balance
--------------------------------------------------------------------------------
8.501 - 8.750                            1         $620,000.00            0.08%
8.751 - 9.000                            1          583,957.00             0.07
9.001 - 9.250                            9        4,539,471.31             0.58
9.251 - 9.500                           22       13,078,938.65             1.66
9.501 - 9.750                           62       33,249,299.72             4.23
9.751 - 10.000                         201      105,393,692.60            13.41
10.001 - 10.250                        391      211,809,280.03            26.94
10.251 - 10.500                        488      266,212,596.82            33.86
10.501 - 10.750                        201      108,694,362.58            13.83
10.751 - 11.000                         66       37,912,369.78             4.82
11.001 - 11.250                          4        2,879,000.00             0.37
11.251 - 11.500                          2          799,669.48             0.10
11.501 - 11.750                          1          334,000.00             0.04
--------------------------------------------------------------------------------
              Total:                 1,449     $786,106,637.97          100.00%
================================================================================

(1) As of the Cut-Off Date, the weighted average Rate Ceiling of the Group 2 Mortgage Loans is expected to be approximately 10.314%.

          First Rate Adjustment Date of the Group 2 Mortgage Loans (1)

--------------------------------------------------------------------------------
                                               Aggregate             % of
                              Number of   Statistical Principal   Cut-Off Date
                               Mortgage      Balance as of       Pool Principal
 First Rate Adjustment Date     Loans         Cut-Off Date           Balance
--------------------------------------------------------------------------------
July 1, 2007                          2         $791,970.70                0.10%
August 1, 2007                        1          400,000.00                 0.05
September 1, 2007                    24       15,635,811.89                 1.99
October 1, 2007                     101       59,322,291.48                 7.55
November 1, 2007                    193      111,910,256.06                14.24
December 1, 2007                    190      108,231,556.91                13.77
January 1, 2008                     541      282,731,681.38                35.97
February 1, 2008                    397      207,083,069.55                26.34
--------------------------------------------------------------------------------
              Total:              1,449     $786,106,637.97              100.00%
================================================================================

(1) As of the Cut-Off Date, the weighted average months to First Rate Adjustment Date for the Group 2 Mortgage Loans is expected to be approximately 59 months.

Banc of America Securities LLC                                                30
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2003-B $853,791,000 (approximate)

                Remaining Terms of the Group 2 Mortgage Loans (1)

--------------------------------------------------------------------------------
                                                 Aggregate            % of
                                 Number Of    Stated Principal    Cut-Off Date
                                  Mortgage      Balance as of    Pool Principal
Remaining Term (Months)            Loans         Cut-Off Date        Balance
--------------------------------------------------------------------------------
101 - 120                                1         $350,000.00            0.04%
161 - 180                                3        1,461,289.90             0.19
201 - 220                                1          652,000.00             0.08
281 - 300                                2        1,273,540.16             0.16
341 - 360                            1,442      782,369,807.91            99.52
--------------------------------------------------------------------------------
           Total:                    1,449     $786,106,637.97          100.00%
================================================================================

(1) As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group 2 Mortgage Loans is expected to be approximately 358 months.

         Credit Scoring of Mortgagors of the Group 2 Mortgage Loans (1)

--------------------------------------------------------------------------------
                                                 Aggregate            % of
                                 Number Of    Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of     Pool Principal
  Credit Scores                    Loans        Cut-Off Date        Balance
--------------------------------------------------------------------------------
801 - 850                               33      $17,519,987.78            2.23%
751 - 800                              604      324,162,359.93            41.24
701 - 750                              500      270,799,520.40            34.45
651 - 700                              257      141,163,434.42            17.96
601 - 650                               51       29,955,457.39             3.81
Not Scored                               4        2,505,878.05             0.32
--------------------------------------------------------------------------------
           Total:                    1,449     $786,106,637.97          100.00%
================================================================================

(1) The scores shown are Bureau Credit Scores from Experiean (FICO), Equifax (Beacon) and TransUnion (Empirica).

Banc of America Securities LLC                                                31
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

    Lehman Brothers                        Mortgage Backed Securities

--------------------------------------------------------------------------------

MBS New Issue Term Sheet

Banc of America Mortgage Securities, Inc.

Mortgage Pass-Through Certificates, Series 2003-B
$853,791,000 (approximate)

Classes 1-A-1, 2-A-1, 2-A-2, 2-A-3, 2-A-4, 2-A-5, 2-A-6 and 2-A-7
(Offered Certificates)

Bank of America, N.A.
Seller and Servicer

[BANK OF AMERICA LOGO]

February 10, 2003

--------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

      Lehman Brothers                        Mortgage Backed Securities

------------------------------------------------------------------------------------------------------------------------------------
                                                             To Roll/(1)/
------------------------------------------------------------------------------------------------------------------------------------
                                                              Est.   Est. Prin.       Expected                        Expected
               Approx.                                        WAL     Window       Maturity to Roll   Delay            Ratings
   Class       Size/(2)/    Interest - Principal Type        (yrs)     (mos)           @ 25 CPR        Days         (Moody's/S&P)
Offered Certificates
--------------------
   1-A-1     $ 89,979,000   Variable - Pass-thru/(3)/         1.93     1 - 35         01/25/2006        24            Aaa /AAA
   2-A-1     $200,000,000   Variable - Pass-thru/(4)/         2.58     1 - 59         01/25/2008        24            Aaa /AAA
   2-A-2     $200,000,000   Variable - Pass-thru/(4)/         2.58     1 - 59         01/25/2008        24            Aaa /AAA
   2-A-3     $ 91,851,000   Variable - Sequential/(5)/        0.50     1 - 12         02/25/2004        0             Aaa /AAA
   2-A-4     $ 75,072,000   Variable - Sequential/(5)/        1.50    12 - 25         03/25/2005        24            Aaa /AAA
   2-A-5     $ 59,097,000   Variable - Sequential/(5)/        2.60    25 - 39         05/25/2006        24            Aaa /AAA
   2-A-6     $ 54,021,000   Variable - Sequential/(4)/        4.00    39 - 59         01/25/2008        24            Aaa /AAA
   2-A-7     $ 83,771,000   Variable - Sequential/(5)/        4.92    59 - 59         01/25/2008        24            Aaa /AAA

Not Offered Hereunder
---------------------
    B-1      $ 11,423,000                                                                                           Not Rated/AA
    B-2      $  4,832,000                                                                                           Not Rated/A
    B-3      $  3,514,000                                                                                          Not Rated/BBB
    B-4      $  1,757,000                                                                                           Not Rated/BB
    B-5      $  1,318,000                                                                                           Not Rated/B
    B-6      $  1,759,317                                                                                       Not Rated/Not Rated
   1-A-P          TBD        Principal Only/(6)/                                                                      Aaa/AAA
   2-A-P          TBD        Principal Only/(7)/                                                                      Aaa/AAA
    SES           TBD         Interest Only/(8)/                                                                        N.A.
    WIO           TBD         Interest Only/(9)/                                                                        N.A.
------------------------------------------------------------------------------------------------------------------------------------

(1) Assumes any outstanding principal balance on the Class 1-A Certificates and the Class 2-A Certificates will be paid in full on the Distribution Date occurring in the month of January 2006 and January 2008, respectively.

(2)  Class sizes are subject to change.

(3) For each Distribution Date occurring in the month of and prior to July 2005, interest will accrue on the Class 1-A Certificates at a rate equal to the fixed rate applicable to such certificates. For the Distribution Date occurring in the month of August 2005 and prior to February 2006 interest will accrue on the Class 1-A Certificates at a rate equal to the Adjusted Net WAC of the Group 1 Mortgage Loans. For each Distribution Date occurring in the month of or after February 2006, interest will accrue on the Class 1-A Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(4) For each Distribution Date occurring in the month of and prior to July 2007, interest will accrue on the Class 2-A-1, Class 2-A-2 and Class 2-A-6 Certificates at a rate equal to the fixed rate applicable to such certificates. For each Distribution Date occurring in the month of August 2007 and prior to February 2008, interest will accrue on the Class 2-A-1 and 2-A-6 Certificates at a rate equal to the Adjusted Net WAC of the Group 2 Mortgage Loans minus [ ]% and [ ]%, respectively, and for the Class 2-A-2 Certificates at a rate equal to the Adjusted Net WAC of the Group 2 Mortgage Loans plus [ ]%. For each Distribution Date occurring in the month of or after February 2008, interest will accrue on the Class 2-A-1, 2-A-2 and the Class 2-A-6 Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(5) For each Distribution Date occurring in the month of and prior to July 2007, interest will accrue on the Class 2-A-3, 2-A-4, 2-A-5 and 2-A-7 Certificates at a rate equal to the fixed rate applicable to such certificates. For each Distribution Date occurring in the month of August 2007 and prior to February 2008, interest will accrue on these Certificates at a rate equal to the lesser of (i) the Adjusted Net WAC of the Group 2 Mortgage Loans minus [ ]% or (ii) [ ]%, [ ]%, [ ]%, [ ]% and [ ]% for the Class 2-A-3, 2-A-4, 2-A-5 and 2-A-7 Certificates, respectively. For each Distribution Date occurring in the month of or after February 2008, interest will accrue on these Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(6) For each Distribution Date occurring in the month of or after February 2006, interest will accrue on the Class 1-A-P Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(7) For each Distribution Date occurring in the month of or after February 2008, interest will accrue on the Class 2-A-P Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

       Lehman Brothers                          Mortgage Backed Securities

(8) For each Distribution Date, interest will accrue on the Class SES Component for Group 1 at a rate equal to 0.325% per annum and for Group 2 at a rate equal to 0.200% per annum.

(9) Interest will accrue on each Class WIO Component at a per annum rate equal to (i) for the Class 1-WIO Component, the weighted average of the WIO Rates of the Premium Mortgage Loans in Loan Group 1 and (ii) for the Class 2-WIO Component, the weighted average of the WIO Rates of the Premium Mortgage Loans in Loan Group 2.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                 Lehman Brothers       Mortgage Backed Securities

----------------------------------------------------------------------------------------------------------
                                 Preliminary Summary of Terms
----------------------------------------------------------------------------------------------------------
Transaction:                  Banc of America Mortgage Securities,
                              Inc. Mortgage Pass-Through Certificates, Series 2003-B

Lead Manager (Book Runner):   Banc of America Securities LLC

Co-Managers:                  Bear, Stearns & Co. and Lehman Brothers

Seller and Servicer:          Bank of America, N.A.

Trustee:                      Wells Fargo Bank Minnesota, N.A.

Transaction Size:             $878,677,952

Securities Offered:           $89,979,000 Class 1-A-1 Certificates
                              $200,000,000 Class 2-A-1 Certificates
                              $200,000,000 Class 2-A-2 Certificates
                              $91,851,000 Class 2-A-3 Certificates
                              $75,072,000 Class 2-A-4 Certificates
                              $59,097,000 Class 2-A-5 Certificates
                              $54,021,000 Class 2-A-6 Certificates
                              $83,771,000 Class 2-A-7 Certificates

Group 1 Collateral:           3/1 Hybrid ARM Residential Mortgage Loans: fully amortizing, one-to-four family, residential first lien mortgage loans. The Mortgage Loans have a fixed interest rate for approximately 3 years and thereafter the Mortgage
                              Loans have a variable interest rate.

Group 2 Collateral:           5/1 Hybrid ARM Residential Mortgage Loans: one-to-four family, residential first lien mortgage loans. The Mortgage Loans have a fixed interest rate for approximately 5 years and thereafter the Mortgage Loans have a variable interest rate. Approximately 57.85% of the Group 2 Mortgage Loans require only payments of interest until the month  following the first rate adjustment date.

Rating Agencies:              Moody's Investor Service, Inc. and Standard & Poor's (Class A Certificates)
                              and Standard & Poor's (Subordinate Certificates except for the Class B-6
                              Certificates)

Expected Pricing Date:        Week of February 10, 2003

Expected Closing Date:        February 25, 2003

Collection Period:            The calendar month preceding the current Distribution Date
----------------------------------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                   Lehman Brothers           Mortgage Backed Securities

-------------------------------------------------------------------------------------------------------------------
                                        Preliminary Summary of Terms
-------------------------------------------------------------------------------------------------------------------
Distribution Date:                        25/th/ of each month, or the next succeeding Business Date
                                          (First Payment Date: March 25, 2003)

Cut-Off Date:                             February 1, 2003

Class A Certificates:                     Class 1-A-1, 2-A-1, 2-A-2, 2-A-3, 2-A-4, 2-A-5, 2-A-6, 2-A-7,
                                          1-A-P and 2-A-P Certificates (the "Class A Certificates").

Subordinate Certificates:                 Class B-1, B-2, B-3, B-4, B-5 and B-6 Certificates
                                          (the "Class B Certificates"). The Subordinate Certificates are
                                          not offered hereunder.

Group 1-A  Certificates:                  Class 1-A-1

Group 2-A Certificates:                   Class 2-A-1, 2-A-2, 2-A-3, 2-A-4, 2-A-5, 2-A-6 and 2-A-7

Class A-P Certificates:                   Class 1-A-P and 2-A-P

Day Count:                                30/360

Group 1 and Group 2 Prepayment Speed:     25% CPR

Clearing:                                 DTC, Clearstream and Euroclear

                                          Original Certificate        Minimum         Incremental
Certificates:                                    Form              Denominations     Denominations
                                                 ----              -------------     -------------
      Class  1-A-1, 2-A-1, 2-A-2,             Book Entry              $1,000              $1
             2-A-3, 2-A-4, 2-A-5,
             2-A-6, 2-A-7

SMMEA Eligibility:                        The Class A Certificates and the Class B-1 Certificates are
                                          expected to constitute "mortgage related securities" for
                                          purposes of SMMEA.

ERISA Eligibility:                        All of the Offered Certificates are expected to be ERISA eligible.

Tax Structure:                            REMIC

Optional Clean-up Call:                   Any Distribution Date on or after which the Aggregate Principal
                                          Balance of the Mortgage Loans declines to 10% or less of the
                                          Aggregate Principal Balance as of the Cut-Off Date ("Cut-Off Date
                                          Pool Principal Balance").
-------------------------------------------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

            Lehman Brothers Mortgage      Backed Securities

----------------------------------------------------------------------------------------------------
                                Preliminary Summary of Terms
----------------------------------------------------------------------------------------------------
Principal:              Principal will be allocated to the  certificates  according to the Priority of  Distributions:  The Group 1 Senior Principal  Distribution  Amount will generally be allocated to the Group 1-A  Certificates  pro-rata until their class  balances  have  been  reduced  to  zero.  The  Group 1  Ratio  Strip
                        Principal   Amount  will   generally   be  allocated  to  the  Class  1-A-P
                        Certificates.  The  Group  2  Senior  Principal  Distribution  Amount  will
                        generally  be  allocated  to  the  Group  2-A   Certificates   as  follows:
                        approximately  [52.3689075322]%  to the Class 2-A-1 and 2-A-2  Certificates
                        pro-rata  until  their  class  balances  have  been  reduced  to  zero  and approximately  [47.6310924678]%  sequentially  to the Class  2-A-3,  2-A-4,
                        2-A-5,  2-A-6 and 2-A-7  Certificates,  in that  order,  until  their class balances have been reduced to zero.  The Group 2 Ratio  Stripped  Principal
                        Amount will  generally be allocated  to the Class 2-A-P  Certificates.  The
                        Subordinate  Principal  Distribution  Amount will generally be allocated to the  Subordinate  Certificates  on a pro-rata basis but will be distributed sequentially in accordance with their numerical class  designations.  After the class  balance of the Class A  Certificates  of a Group (other than the
                        Class A-P  Certificates  of such Group) has been  reduced to zero,  certain amounts  otherwise  payable to the Subordinate  Certificates may be paid to the Class A  Certificates  of the  other  Group  (other  than the Class A-P
                        Certificates  of such  Group).  (Please see the  Priority of  Distributions section.)

Interest Accrual:       Interest  will accrue on each class of  Certificates  (other than the Class
                        2-A-3 and Class A-P  Certificates;  interest will accrue on the Class 1-A-P
                        Certificates  beginning in January 2006 and on the Class 2-A-P Certificates
                        beginning in January 2008) during each one-month  period ending on the last day of the  month  preceding  the  month in which  each  Distribution  Date occurs (each, a "Regular  Interest  Accrual  Period").  The initial Regular
                        Interest  Accrual  Period will be deemed to have  commenced  on February 1,
                        2003.  Interest  will  accrue on the Class 2-A-3  Certificates  during each one-month  period  commencing  on the 25th day of the month  preceding  the month in which the  Distribution  Date occurs and ending on the 24th day of the month in which such  Distribution  Date occurs  (each,  a "Class  2-A-3
                        Interest  Accrual  Period" and  together  with a Regular  Interest  Accrual
                        Period,  an "Interest  Accrual  Period").  The initial Class 2-A-3 Interest
                        Accrual  Period  will be deemed to have  commenced  on February  25,  2003.
                        Interest  which  accrues on such class of  Certificates  during an Interest
                        Accrual  Period will be calculated  on the  assumption  that  distributions which reduce the principal  balances  thereof on the  Distribution  Date in that  Interest  Accrual  Period  are made on the first day of the  Interest
                        Accrual Period.
----------------------------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                Lehman Brothers            Mortgage Backed Securities

                          Preliminary Summary of Terms

Administrative Fee:            The Administrative Fees with respect to the Trust
                               are payable out of the interest payments received on each Mortgage Loan. The "Administrative Fees" consist of (a) servicing compensation payable to the Servicer in respect of its servicing activities (the "Servicing Fee") and (b) fees paid to the Trustee. The Administrative Fees will accrue on the Stated Principal Balance of each Mortgage Loan at a rate (the "Administrative Fee
                               Rate") equal to the sum of the Servicing Fee for such Mortgage Loan and the Trustee Fee Rate. The
                               Trustee Fee Rate will be 0.003% per annum. The
                               Servicing Fee Rate for all Loan Groups will be the equal to 0.050% per annum with respect to any Mortgage Loan.

Compensating Interest:         The aggregate servicing compensation payable to
                               the Servicer for any month and the interest payable on the Class SES Certificates will in the aggregate be reduced by an amount equal to the lesser of (i) the prepayment interest shortfall for the such Distribution Date and (ii) one-twelfth of 0.25% of the balance of the Mortgage Loans. Such amounts will be used to cover full or partial prepayment interest shortfalls, if any, of the Loan Groups.

Net Mortgage Interest Rate:    As to any Mortgage Loan and Distribution Date,
                               the excess of its mortgage interest rate over the sum of (i) the Administrative Fee, (ii) the pass-through rate of the Class SES Component in the related Group and (iii) the applicable WIO
                               Rate.

WIO Rate:                      The WIO Rate of a Mortgage Loan is the excess of
                               its mortgage interest rate as of the closing date over the sum of (i) the applicable Administrative
                               Fee, (ii) the pass-through rate of the Class SES
                               Component in the related group and (iii) [ ]% for Loan Group 1 and [ ]% for Loan Group 2.
                               Notwithstanding the foregoing, for each
                               Distribution Date occurring on or after the month following the month of the first rate adjustment date for any Mortgage Loan, the WIO Rate with respect to such Mortgage Loan will be zero.

Adjusted Net WAC:              The Adjusted Net WAC of the Mortgage Loans of
                               each Loan Group is equal to (A) the sum of the product, for each Mortgage Loan of such Loan
                               Group, of (i) the Net Mortgage Interest Rate for such Mortgage Loan multiplied by (ii) the Stated
                               Principal Balance of such Mortgage Loan on the due date of the month preceding the month of such Distribution Date divided by (B) the sum of the product of, for each Mortgage Loan of such Loan
                               Group, of (i) the Non-Ratio Strip Percentage for such Mortgage Loan multiplied by (ii) the Stated
                               Principal Balance of such Mortgage Loan on the due date of the month preceding the month of such Distribution Date.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                Lehman Brothers            Mortgage Backed Securities

                          Preliminary Summary of Terms

Pool Distribution Amount:     The Pool Distribution Amount for each Loan Group
                              with respect to any Distribution Date will be equal to the sum of (i) all scheduled installments of interest (net of the related Servicing Fee) and principal corresponding to the related Collection
                              Period for such Loan Group, together with any advances in respect thereof or any Servicer compensating interest; (ii) all proceeds of any primary mortgage guaranty insurance policies and any other insurance policies with respect to such Loan Group, to the extent such proceeds are not applied to the restoration of the related mortgaged property or released to the mortgagor in accordance with the Servicer's normal servicing procedures and all other cash amounts received and retained in connection with the liquidation of defaulted Mortgage Loans in such Loan Group, by foreclosure or otherwise, during the related
                              Collection Period (in each case, net of
                              unreimbursed expenses incurred in connection with a liquidation or foreclosure and unreimbursed advances, if any); (iii) all partial or full prepayments on the Mortgage Loans in such Loan
                              Group corresponding to the related Collection
                              Period; and (iv) any substitution adjustment payments in connection with any defective Mortgage
                              Loan in such Loan Group received with respect to such Distribution Date or amounts received in connection with the optional termination of the Trust as of such Distribution Date, reduced by amounts in reimbursement for advances previously made and other amounts as to which the Servicer is entitled to be reimbursed pursuant to the Pooling
                              Agreement. The Pool Distribution Amount will not include any profit received by the Servicer on the foreclosure of a Mortgage Loan. Such amounts, if any, will be retained by the Servicer as additional servicing compensation.

Senior Percentage:            The Senior Percentage for a Loan Group
                              on any Distribution Date will equal, (i) the aggregate principal balance of the Class A
                              Certificates (other than the Class A-P
                              Certificates) of such Group immediately prior to such date, divided by (ii) the aggregate principal balance (Non-Ratio Strip Portion) of the related
                              Loan Group for such date.

Subordinate Percentage:       The Subordinate Percentage for a Loan
                              Group for any Distribution Date will equal 100% minus the Senior Percentage for such Loan Group for such date.

Subordinate Prepayment        The Subordinate Prepayment Percentage for a Loan
Percentage:                   Group for any Distribution Date will equal 100%
                              minus the Senior Prepayment Percentage for such Loan Group for such date.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                Lehman Brothers            Mortgage Backed Securities

                          Preliminary Summary of Terms

Group 1 and Group 2    For the following Distribution Dates, will be as follows:
Senior Prepayment
Percentage:

                       Distribution Date                    Senior Prepayment  Percentage
                       -----------------                    -----------------------------
                       March 2003 through February 2010     100%;

                       March 2010 through February 2011     the applicable  Senior Percentage plus, 70%
                                                            of the applicable Subordinate Percentage;

                       March 2011 through February 2012     the applicable  Senior Percentage plus, 60%
                                                            of the applicable Subordinate Percentage;

                       March 2012 through February 2013     the applicable  Senior Percentage plus, 40%
                                                            of the applicable Subordinate Percentage;

                       March 2013 through February 2014     the applicable  Senior Percentage plus, 20%
                                                            of the applicable Subordinate Percentage;

                       March 2014 and thereafter            the applicable  Senior Percentage;

                         provided, however,

                            (i) if on any Distribution Date the percentage equal to (x) the sum of the class balances of the Class A Certificates other than the Class A-P Certificates of both Groups divided by (y) the aggregate Pool Principal Balance (Non-Ratio Strip Portion) of both loan groups (such percentage, the "Total Senior Percentage") exceeds such percentage calculated as of the Closing Date, then the Senior Prepayment Percentage for both Groups for such Distribution Date will equal 100%,

                            (ii) if for each Group of Certificates on any Distribution Date prior to the March 2006 Distribution Date, prior to giving effect to any distributions, the percentage equal to the aggregate class balance of the Subordinate Certificates divided by the aggregate Pool Principal Balance (Non-Ratio Strip Portion) of both loan groups (the "Aggregate Subordinate Percentage") is greater than or equal to twice such percentage calculated as of the Closing Date, then the Senior Prepayment Percentage for each Group for that Distribution Date will equal the applicable Senior Percentage for each Group plus 50% of the Subordinate Percentage for each Group, and

                            (iii) if for each Group of Certificates on or after
                                  the March 2006 Distribution Date, prior to giving effect to any distributions, the Aggregate Subordinate Percentage is greater than or equal to twice such percentage calculated as of the Closing Date, then the Senior Prepayment Percentage for each Group for that Distribution Date will equal the Senior Percentage for each Group.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                 Lehman Brothers            Mortgage Backed Securities

                          Preliminary Summary of Terms

Group 1 Discount Mortgage Loan:  Any Group 1 Mortgage Loan with a Net Mortgage
                                 Interest Rate on the closing date that is less than [ %] per annum.

Group 1 Premium Mortgage Loan:   Any Group 1 Mortgage Loan with a Net Mortgage
                                 Interest Rate on the closing date that is equal to or greater than [ %] per annum.

Group 2 Discount Mortgage Loan:  Any Group 2 Mortgage Loan with a Net Mortgage
                                 Interest Rate on the closing date that is less than [ %] per annum.

Group 2 Premium Mortgage Loan:   Any Group 2 Mortgage Loan with a Net Mortgage
                                 Interest Rate on the closing date that is equal to or greater than [ %] per annum.

Non-Ratio Strip Percentage:      As to any Group 1 Discount Mortgage  Loan, a
                                 fraction (expressed as a percentage), the numerator of which is the Net Mortgage Interest
                                 Rate of such Group 1 Discount Mortgage Loan on the closing date and the denominator of which is [ %]. As to any Group 2 Discount Mortgage
                                 Loan, a fraction (expressed as a percentage), the numerator of which is the Net Mortgage
                                 Interest Rate of such Group 2 Discount Mortgage
                                 Loan on the closing date and the denominator of which is [ %]. As to any Mortgage Loan that is not a Discount Mortgage Loan, 100%.

Ratio Strip Percentage:          As to any Discount Mortgage Loan, 100% minus
                                 the Non-Ratio Strip Percentage for such
                                 Mortgage Loan. As to any Mortgage Loan that is not a Discount Mortgage Loan, 0%.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

             Lehman Brothers                Mortgage Backed Securities

                          Preliminary Summary of Terms

Ratio Strip Principal Amount:    As to any Distribution Date and any Loan Group,
                                 1 the sum of the applicable Ratio Strip
                                 Percentage of (a) the principal portion of each Monthly Payment (without giving effect to payments to certain reductions thereof due on each Mortgage Loan in such Loan Group on the related Due Date), (b) the Stated Principal
                                 Balance, as of the date of repurchase, of each Mortgage Loan in such Loan Group that was repurchased by the Depositor pursuant to the Pooling and Servicing Agreement as of such Distribution Date, (c) any substitution adjustment payments in connection with any defective Mortgage Loan in such Loan Group received with respect to such Distribution
                                 Date, (d) any liquidation proceeds allocable to recoveries of principal of any Mortgage Loans in such Loan Group that are not yet liquidated
                                 Mortgage Loans received during the calendar month preceding the month of such Distribution
                                 Date, (e) with respect to each Mortgage Loan in such Loan Group that became a liquidated
                                 Mortgage Loan during the calendar month
                                 preceding the month of such Distribution Date, the amount of liquidation proceeds allocable to principal received with respect to such Mortgage Loan during the calendar month preceding the month of such Distribution Date with respect to such Mortgage Loan and (f) all Principal Prepayments on any Mortgage Loans in such Loan Group received during the calendar month preceding the month of such Distribution.

Senior Principal Distribution    The Senior Principal Distribution Amount for a
Amount:                          Loan Group for any Distribution Date will equal
                                 the sum of (i) the Senior Percentage of the applicable Non-Ratio Strip Percentage for such Loan Group of all amounts described in clauses
                                 (a) through (d) of the definition of "Ratio
                                 Strip Principal Amount" for such Loan Group and such Distribution Date and (ii) the Senior
                                 Prepayment Percentage of the amounts described in clauses (e) and (f) of the definition of "Ratio Strip Principal Amount" for such Loan
                                 Group and such Distribution Date subject to certain reductions due to losses.

Subordinate Principal            The Subordinate Principal Distribution Amount
Distribution Amount:             for a Loan Group for any Distribution Date will
                                 equal the sum of (i) the Subordinate Percentage for such Loan Group of the amounts described in clauses (a) and (d) of the definition of "Ratio
                                 Strip Principal Amount" for such Loan Group and such Distribution Date and (ii) the Subordinate
                                 Prepayment Percentage for such Loan group of the amounts described in clauses (e) and (f) of the definition of "Ratio Strip Principal
                                 Amount" for such Loan Group and such
                                 Distribution Date.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

              Lehman Brothers                   Mortgage Backed Securities

                                 Credit Support

The Class B Certificates are Cross-Collateralized and provide credit support for both Groups. The outstanding balances of the Class B Certificates could be reduced to zero as a result of a disproportionate amount of Realized Losses on the Mortgage Loans in one Loan Group. In addition, under certain circumstances principal otherwise payable to the Class B Certificates will be paid to the Class A Certificates. Please see the diagram below. Additional credit enhancement is provided by the allocation of all principal prepayments to the Class A Certificates (except for the Class A-P Certificates), subject to certain exceptions, for the first seven years and the disproportionately greater allocation of prepayments to the Class A Certificates over the following four years. The disproportionate allocation of prepayments will accelerate the amortization of those Class A Certificates relative to the amortization of the Subordinate Certificates. As a result, the credit support percentage for the Class A Certificates should be maintained and may be increased during the first eleven years.


                       Subordination of Class B Certificates
                             -----------------------
                                     Class A
                             Credit Support (2.80%)
                             -----------------------
                                    Class B-1
                             Credit Support (1.50%)
                             -----------------------
                                    Class B-2
               Priority of   Credit Support (0.95%)      Order of
                 Payment     -----------------------       Loss
                                    Class B-3            Allocation
                             Credit Support (0.55%)
                             -----------------------
                                    Class B-4
                             Credit Support (0.35%)
                             -----------------------
                                    Class B-5
                             Credit Support (0.20%)
                             -----------------------
                                    Class B-6
                             Credit Support (0.00%)
                             -----------------------

                            Priority of Distributions

Distributions to each Group and the Class B Certificates will be made on each Distribution Date from the Pool Distribution Amount for each Loan Group in the following order of priority:

                            Priority of Distributions
         --------------------------------------------------------------
                              First, to the Trustee
         --------------------------------------------------------------

         --------------------------------------------------------------
            Second, to the Class SES and Class WIO Components of each
                             Group to pay Interest;
         --------------------------------------------------------------

         --------------------------------------------------------------
             Third, to the Class A Certificates of each Group to pay
                                    Interest;
         --------------------------------------------------------------

         --------------------------------------------------------------
            Fourth, to the Class A Certificates of each group to pay
                                   Principal.
         --------------------------------------------------------------

         --------------------------------------------------------------

            Fifth, to the Class A-P Certificates of each group to pay
                 any applicable Ratio-Stripped Deferred Amounts;
         --------------------------------------------------------------

         --------------------------------------------------------------
                Sixth, sequentially, to each class of Subordinate
           Certificates to pay Interest and Principal in the order of numerical class designations, beginning with Class B-1
               Certificates, until each class balance is zero; and
         --------------------------------------------------------------

         --------------------------------------------------------------
          Seventh, to the residual certificate, any remaining amounts.
         --------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                   Lehman Brothers       Mortgage Backed Securities

                           Bond Summary to Roll/(1)(2)/

1-A-1

-------------------------------------------------------------------------------------------------------------------------
  CPR                                        5%         15%        20%         25%        30%         35%        50%
-------------------------------------------------------------------------------------------------------------------------
  Yield at 100-00                          2.900       2.887      2.879       2.871      2.862       2.852      2.812
  Average Life (Years)                     2.648       2.273      2.099       1.933      1.777       1.630      1.236
  Modified Duration                        2.508       2.159      1.996       1.841      1.695       1.557      1.188
  First Principal Payment Date            3/25/03     3/25/03    3/25/03     3/25/03    3/25/03     3/25/03    3/25/03
  Last Principal Payment Date             1/25/06     1/25/06    1/25/06     1/25/06    1/25/06     1/25/06    1/25/06
  Principal Payment Window (Months)          35         35          35         35          35         35          35


2-A-1

-------------------------------------------------------------------------------------------------------------------------
  CPR                                        5%         15%        20%         25%        30%         35%        50%
-------------------------------------------------------------------------------------------------------------------------
  Yield at 100-00                          3.749       3.733      3.723       3.711      3.698       3.683      3.625
  Average Life (Years)                     4.276       3.322      2.930       2.584      2.278       2.008      1.380
  Modified Duration                        3.855       3.022      2.678       2.373      2.103       1.863      1.299
  First Principal Payment Date            3/25/03     3/25/03    3/25/03     3/25/03    3/25/03     3/25/03    3/25/03
  Last Principal Payment Date             1/25/08     1/25/08    1/25/08     1/25/08    1/25/08     1/25/08    1/25/08
  Principal Payment Window (Months)          59         59          59         59          59         59          59

2-A-2

-------------------------------------------------------------------------------------------------------------------------
  CPR                                        5%         15%        20%         25%        30%         35%        50%
-------------------------------------------------------------------------------------------------------------------------
  Yield at 101-00                          4.067       3.976      3.922       3.861      3.792       3.714      3.417
  Average Life (Years)                     4.276       3.322      2.930       2.584      2.278       2.008      1.380
  Modified Duration                        3.806       2.994      2.658       2.360      2.094       1.859      1.302
  First Principal Payment Date            3/25/03     3/25/03    3/25/03     3/25/03    3/25/03     3/25/03    3/25/03
  Last Principal Payment Date             1/25/08     1/25/08    1/25/08     1/25/08    1/25/08     1/25/08    1/25/08
  Principal Payment Window (Months)          59         59          59         59          59         59          59

2-A-3

-------------------------------------------------------------------------------------------------------------------------
  CPR                                        5%         15%        20%         25%        30%         35%        50%
-------------------------------------------------------------------------------------------------------------------------
  Yield at 100-00                          1.656       1.656      1.656       1.656      1.656       1.656      1.656
  Average Life (Years)                     2.378       0.839      0.629       0.500      0.413       0.350      0.235
  Modified Duration                        2.298       0.825      0.620       0.494      0.408       0.346      0.233
  First Principal Payment Date            3/25/03     3/25/03    3/25/03     3/25/03    3/25/03     3/25/03    3/25/03
  Last Principal Payment Date             1/25/08    11/25/04    5/25/04     2/25/04    12/25/03   10/25/03    7/25/03
  Principal Payment Window (Months)          59         21          15         12          10          8          5


(1) Assumes any outstanding principal balance on the Group 1-A Certificates will be paid in full on the Distribution Date occurring in the month of January 2006.
(2) Assumes any outstanding principal balance on the Group 2-A Certificates will be paid in full on the Distribution Date occurring in the month of January 2008.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                 Lehman Brothers      Mortgage Backed Securities

                           Bond Summary to Roll/(1)/

2-A-4
-------------------------------------------------------------------------------------------------------------------------
  CPR                                        5%         15%        20%         25%        30%         35%        50%
-------------------------------------------------------------------------------------------------------------------------
  Yield at 100-00                          2.765       2.731      2.705       2.678      2.650       2.620      2.516
  Average Life (Years)                     4.917       2.582      1.911       1.500      1.223       1.022      0.654
  Modified Duration                        4.538       2.458      1.836       1.450      1.187       0.996      0.641
  First Principal Payment Date            1/25/08    11/25/04    5/25/04     2/25/04    12/25/03   10/25/03    7/25/03
  Last Principal Payment Date             1/25/08     9/25/06    9/25/05     3/25/05    10/25/04    7/25/04    1/25/04
  Principal Payment Window (Months)          1          23          17         14          11         10          7

2-A-5
-------------------------------------------------------------------------------------------------------------------------
  CPR                                        5%         15%        20%         25%        30%         35%        50%
-------------------------------------------------------------------------------------------------------------------------
  Yield at 100-00                          3.563       3.557      3.539       3.519      3.497       3.475      3.395
  Average Life (Years)                     4.917       4.402      3.325       2.600      2.112       1.761      1.116
  Modified Duration                        4.436       4.005      3.082       2.442      2.001       1.680      1.077
  First Principal Payment Date            1/25/08     9/25/06    9/25/05     3/25/05    10/25/04    7/25/04    1/25/04
  Last Principal Payment Date             1/25/08     1/25/08    4/25/07     5/25/06    9/25/05     4/25/05    7/25/04
  Principal Payment Window (Months)          1          17          20         15          12         10          7

2-A-6
-------------------------------------------------------------------------------------------------------------------------
  CPR                                        5%         15%        20%         25%        30%         35%        50%
-------------------------------------------------------------------------------------------------------------------------
  Yield at 100-00                          4.027       4.027      4.027       4.020      4.004       3.986      3.926
  Average Life (Years)                     4.917       4.917      4.749       4.000      3.231       2.682      1.694
  Modified Duration                        4.378       4.378      4.241       3.623      2.972       2.494      1.607
  First Principal Payment Date            1/25/08     1/25/08    4/25/07     5/25/06    9/25/05     4/25/05    7/25/04
  Last Principal Payment Date             1/25/08     1/25/08    1/25/08     1/25/08    2/25/07     5/25/06    3/25/05
  Principal Payment Window (Months)          1           1          10         21          18         14          9

2-A-7
-------------------------------------------------------------------------------------------------------------------------
  CPR                                        5%         15%        20%         25%        30%         35%        50%
-------------------------------------------------------------------------------------------------------------------------
  Yield at 100-00                          3.938       3.938      3.938       3.938      3.938       3.934      3.914
  Average Life (Years)                     4.917       4.917      4.917       4.917      4.770       4.450      3.268
  Modified Duration                        4.389       4.389      4.389       4.389      4.269       4.003      2.997
  First Principal Payment Date            1/25/08     1/25/08    1/25/08     1/25/08    2/25/07     5/25/06    3/25/05
  Last Principal Payment Date             1/25/08     1/25/08    1/25/08     1/25/08    1/25/08     1/25/08    1/25/08
  Principal Payment Window (Months)          1           1          1           1          12         21          35

     (1) Assumes any outstanding principal balance on the Group 2-A Certificates will be paid in full on the Distribution Date occurring in the month of January 2006.

     This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

            Lehman Brothers                  Mortgage Backed Securities

                            Bond Summary to Maturity

1-A-1
-------------------------------------------------------------------------------------------------------------------------
  CPR                                        5%         15%        20%         25%        30%         35%        50%
-------------------------------------------------------------------------------------------------------------------------
  Yield at 100-00                          3.200       3.115      3.074       3.035      2.998       2.963      2.866
  Average Life (Years)                     10.738      5.239      4.023       3.209      2.632       2.204      1.402
  Modified Duration                        8.353       4.503      3.562       2.902      2.418       2.049      1.333
  First Principal Payment Date            3/25/03     3/25/03    3/25/03     3/25/03    3/25/03     3/25/03    3/25/03
  Last Principal Payment Date             8/25/32     8/25/32    8/25/32     8/25/32    8/25/32     8/25/32    8/25/32
  Principal Payment Window (Months)         354         354        354         354        354         354        354

2-A-1
-------------------------------------------------------------------------------------------------------------------------
  CPR                                        5%         15%        20%         25%        30%         35%        50%
-------------------------------------------------------------------------------------------------------------------------
  Yield at 100-00                          3.594       3.644      3.658       3.666      3.668       3.663      3.621
  Average Life (Years)                     11.338      5.452      4.164       3.306      2.700       2.253      1.421
  Modified Duration                        8.405       4.508      3.563       2.902      2.417       2.048      1.331
  First Principal Payment Date            3/25/03     3/25/03    3/25/03     3/25/03    3/25/03     3/25/03    3/25/03
  Last Principal Payment Date             12/25/32   12/25/32    12/25/32   12/25/32    12/25/32   12/25/32    12/25/32
  Principal Payment Window (Months)         358        358         358        358         358        358         358

2-A-2
-------------------------------------------------------------------------------------------------------------------------
  CPR                                        5%         15%        20%         25%        30%         35%        50%
-------------------------------------------------------------------------------------------------------------------------
  Yield at 101-00                          3.742       3.809      3.810       3.790      3.750       3.692      3.418
  Average Life (Years)                     11.338      5.452      4.164       3.306      2.700       2.253      1.421
  Modified Duration                        8.195       4.432      3.518       2.876      2.403       2.042      1.335
  First Principal Payment Date            3/25/03     3/25/03    3/25/03     3/25/03    3/25/03     3/25/03    3/25/03
  Last Principal Payment Date             12/25/32   12/25/32    12/25/32   12/25/32    12/25/32   12/25/32    12/25/32
  Principal Payment Window (Months)         358        358         358        358         358        358         358

2-A-3
-------------------------------------------------------------------------------------------------------------------------
  CPR                                        5%         15%        20%         25%        30%         35%        50%
-------------------------------------------------------------------------------------------------------------------------
  Yield at 100-00                          1.656       1.656      1.656       1.656      1.656       1.656      1.656
  Average Life (Years)                     2.378       0.839      0.629       0.500      0.413       0.350      0.235
  Modified Duration                        2.298       0.825      0.620       0.494      0.408       0.346      0.233
  First Principal Payment Date            3/25/03     3/25/03    3/25/03     3/25/03    3/25/03     3/25/03    3/25/03
  Last Principal Payment Date             1/25/08    11/25/04    5/25/04     2/25/04    12/25/03   10/25/03    7/25/03
  Principal Payment Window (Months)         59          21         15          12          10          8          5

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

              Lehman Brothers          Mortgage Backed Securities

                            Bond Summary to Maturity

2-A-4

-------------------------------------------------------------------------------------------------------------------------
  CPR                                        5%         15%        20%         25%        30%         35%        50%
-------------------------------------------------------------------------------------------------------------------------
  Yield at 100-00                          2.947       2.731      2.705       2.678      2.650       2.620      2.516
  Average Life (Years)                     6.828       2.582      1.911       1.500      1.223       1.022      0.654
  Modified Duration                        6.115       2.458      1.836       1.450      1.187       0.996      0.641
  First Principal Payment Date            1/25/08    11/25/04    5/25/04     2/25/04    12/25/03   10/25/03    7/25/03
  Last Principal Payment Date             1/25/12     9/25/06    9/25/05     3/25/05    10/25/04    7/25/04    1/25/04
  Principal Payment Window (Months)          49         23          17         14          11         10          7

2-A-5

-------------------------------------------------------------------------------------------------------------------------
  CPR                                        5%         15%        20%         25%        30%         35%        50%
-------------------------------------------------------------------------------------------------------------------------
  Yield at 100-00                          3.513       3.557      3.539       3.519      3.497       3.475      3.395
  Average Life (Years)                     10.842      4.489      3.325       2.600      2.112       1.761      1.116
  Modified Duration                        8.843       4.075      3.082       2.442      2.001       1.680      1.077
  First Principal Payment Date            1/25/12     9/25/06    9/25/05     3/25/05    10/25/04    7/25/04    1/25/04
  Last Principal Payment Date             1/25/16     8/25/08    4/25/07     5/25/06    9/25/05     4/25/05    7/25/04
  Principal Payment Window (Months)          49         24          20         15          12         10          7

2-A-6

-------------------------------------------------------------------------------------------------------------------------
  CPR                                        5%         15%        20%         25%        30%         35%        50%
-------------------------------------------------------------------------------------------------------------------------
  Yield at 100-00                          3.680       3.891      3.994       4.020      4.004       3.986      3.926
  Average Life (Years)                     15.227      6.740      5.100       4.000      3.231       2.682      1.694
  Modified Duration                        11.334      5.792      4.519       3.623      2.972       2.494      1.607
  First Principal Payment Date            1/25/16     8/25/08    4/25/07     5/25/06    9/25/05     4/25/05    7/25/04
  Last Principal Payment Date             11/25/20    4/25/11    4/25/09     1/25/08    2/25/07     5/25/06    3/25/05
  Principal Payment Window (Months)          59         33          25         21          18         14          9

2-A-7

-------------------------------------------------------------------------------------------------------------------------
  CPR                                        5%         15%        20%         25%        30%         35%        50%
-------------------------------------------------------------------------------------------------------------------------
  Yield at 100-00                          3.599       3.674      3.723       3.777      3.824       3.857      3.894
  Average Life (Years)                     23.048     12.929      10.047      8.050      6.603       5.514      3.450
  Modified Duration                        15.173      9.847      8.027       6.664      5.618       4.795      3.136
  First Principal Payment Date            11/25/20    4/25/11    4/25/09     1/25/08    2/25/07     5/25/06    3/25/05
  Last Principal Payment Date             12/25/32   12/25/32    12/25/32   12/25/32    12/25/32   12/25/32    12/25/32
  Principal Payment Window (Months)         146         261        285         300        311         320        334

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                Lehman Brothers        Mortgage Backed Securities

--------------------------------------------------------------------------------
                  Collateral Summary of Group 1 Mortgage Loans
--------------------------------------------------------------------------------

Description of The Group 1 Mortgage Loans

The Group 1 Mortgage Loans consist of 3/1 One-Year LIBOR Hybrid ARM secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 3 years after origination and thereafter the Mortgage Loans have a variable interest rate. The mortgage loan interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either
(i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 2% for the first adjustment date and for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 6% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time without penalty.

--------------------------------------------------------------------------------
The approximate collateral statistics for the Group 1 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.
--------------------------------------------------------------------------------

                                          Collateral Summary   Range (if applicable)
                                          ------------------   ---------------------
Total Outstanding Loan Balance                   $92,571,315
Total Number of Loans                                    179
Average Loan Principal Balance                      $517,158    $323,602 to $998,798
WA Gross Coupon                                       4.773%        4.000% to 5.625%
WA FICO                                                  739              622 to 812
WA Original Term (mos.)                                  354              180 to 360
WA Remaining Term (mos.)                                 354              179 to 360
WA OLTV                                               66.56%        16.27% to 94.71%
WA Months to First Rate Adjustment Date                   35                29 to 36
Gross Margin                                          2.250%
WA Rate Ceiling                                      10.773%      10.000% to 11.625%
-------------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                Lehman Brothers        Mortgage Backed Securities

--------------------------------------------------------------------------------
Geographic Concentration of  Mortgaged Properties (Top        CA     70.04%
5 States) based on the Aggregate Stated Principal             IL      3.40%
Balance                                                       SC      3.35%
                                                              WA      3.06%
                                                              FL      2.53%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  Collateral Summary of Group 1 Mortgage Loans
--------------------------------------------------------------------------------
The approximate collateral statistics for the Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.
--------------------------------------------------------------------------------

Occupancy of Mortgaged Properties of the Group 1 Mortgage Loans (1)

================================================================================
                                               Aggregate              % of
                             Number Of     Stated Principal        Cut-Off Date
                             Mortgage        Balance as of        Pool Principal
          Occupancy            Loans         Cut-Off Date            Balance
================================================================================

Primary Residence                  167           $86,648,372.46           93.60%
Second Home                          8             4,414,777.74            4.77
Investor Property                    4             1,508,164.34            1.63
--------------------------------------------------------------------------------
           Total:                  179           $92,571,314.54          100.00%
================================================================================

(1) Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                   Property Types of the Group 1 Mortgage Loans

================================================================================
                                               Aggregate              % of
                             Number Of     Stated Principal        Cut-Off Date
                             Mortgage        Balance as of        Pool Principal
          Occupancy            Loans         Cut-Off Date            Balance
================================================================================
Single Family Residence            127           $65,685,479.78           70.96%
PUD-Detached                        31            16,165,910.37           17.46
Condominium                          9             4,315,115.08            4.66
PUD-Attached                         8             3,511,354.02            3.79
2-Family                             2             1,610,500.43            1.74
4-Family                             1               848,954.86            0.92
Townhouse                            1               434,000.00            0.47
--------------------------------------------------------------------------------
           Total:                  179           $92,571,314.54          100.00%
================================================================================

         Mortgage Loan Purpose of the Group 1 Mortgage Loans

================================================================================
                                               Aggregate              % of
                             Number Of     Stated Principal        Cut-Off Date
                             Mortgage        Balance as of        Pool Principal
          Occupancy            Loans         Cut-Off Date            Balance
================================================================================
Refinance-Rate/Term                108           $58,111,217.61           62.77%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                Lehman Brothers        Mortgage Backed Securities


Purchase                             47            23,414,947.89         25.29
Refinance-Cashout                    24            11,045,149.04         11.93
--------------------------------------------------------------------------------
           Total:                   179           $92,571,314.54        100.00%
================================================================================

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

        Lehman Brothers                              Mortgage Backed Securities

  Geographical Distribution of the Mortgage Properties of the Group 1 Mortgage
                                  Loans (1)

--------------------------------------------------------------------------------
                                            Aggregate               % of
                           Number Of    Stated Principal        Cut-Off Date
                           Mortgage       Balance as of        Pool Principal
     Geographic Area         Loans        Cut-Off Date             Balance
--------------------------------------------------------------------------------
California                       128           $64,833,101.04          70.04%
Illinois                           5             3,150,696.46           3.40
South Carolina                     6             3,099,847.45           3.35
Washington                         5             2,836,626.21           3.06
Florida                            5             2,341,046.82           2.53
Massachusetts                      4             2,208,948.59           2.39
Maryland                           3             1,987,929.39           2.15
Nevada                             2             1,915,686.49           2.07
Missouri                           3             1,613,949.67           1.74
Arizona                            3             1,327,600.00           1.43
Colorado                           2             1,032,319.38           1.12
Idaho                              1               998,652.97           1.08
Ohio                               2               860,354.19           0.93
Virginia                           2               859,340.46           0.93
Texas                              2               765,257.35           0.83
Georgia                            1               612,500.00           0.66
Minnesota                          1               526,336.95           0.57
Oregon                             1               430,000.00           0.46
Wisconsin                          1               413,091.44           0.45
North Carolina                     1               382,029.68           0.41
New Mexico                         1               376,000.00           0.41
--------------------------------------------------------------------------------
           Total:                179           $92,571,314.54         100.00%
================================================================================

(1) As of the Cut-Off Date, no more than approximately 2.98% of the Group 1 Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

        Lehman Brothers                            Mortgage Backed Securities

   Current Mortgage Loan Principal Balances of the Group 1 Mortgage Loans (1)

----------------------------------------------------------------------------------------------------
                                                               Aggregate                % of
                                      Number Of            Stated Principal         Cut-Off Date
Current Mortgage Loan                 Mortgage               Balance as of         Pool Principal
Principal Balances ($)                  Loans                Cut-Off Date              Balance
----------------------------------------------------------------------------------------------------
300,000.01 - 350,000.00                           16             $ 5,388,459.38                5.82%
350,000.01 - 400,000.00                           40              15,205,878.42               16.43
400,000.01 - 450,000.00                           32              13,710,638.73               14.81
450,000.01 - 500,000.00                           21               9,958,891.69               10.76
500,000.01 - 550,000.00                           17               8,971,849.00                9.69
550,000.01 - 600,000.00                           10               5,732,930.18                6.19
600,000.01 - 650,000.00                            8               5,062,266.15                5.47
650,000.01 - 700,000.00                            9               6,129,070.14                6.62
700,000.01 - 750,000.00                           10               7,284,086.53                7.87
800,000.01 - 850,000.00                            3               2,518,036.01                2.72
850,000.01 - 900,000.00                            2               1,773,320.43                1.92
900,000.01 - 950,000.00                            1                 944,686.49                1.02
950,000.01 - 1,000,000.00                         10               9,891,201.39               10.68
----------------------------------------------------------------------------------------------------
           Total:                                179             $92,571,314.54              100.00%
====================================================================================================

(1) As of the Cut-Off Date, the average outstanding principal balance of the Group 1 Mortgage Loans is expected to be approximately $517,158.

         Original Loan-To-Value Ratios of the Group 1 Mortgage Loans (1)

-------------------------------------------------------------------------------------------------
                                                              Aggregate               % of
                                         Number Of        Stated Principal        Cut-Off Date
                                         Mortgage           Balance as of        Pool Principal
Original Loan-To-Value Ratios (%)         Loans             Cut-Off Date             Balance
-------------------------------------------------------------------------------------------------
15.01 - 20.00                                      2         $ 1,425,433.83                 1.54%
25.01 - 30.00                                      3           1,617,971.79                 1.75
30.01 - 35.00                                      2           1,060,000.00                 1.15
35.01 - 40.00                                      2             779,559.65                 0.84
40.01 - 45.00                                      6           2,801,748.69                 3.03
45.01 - 50.00                                     12           6,843,936.76                 7.39
50.01 - 55.00                                     10           5,489,059.31                 5.93
55.01 - 60.00                                     11           7,127,038.60                 7.70
60.01 - 65.00                                     12           6,019,863.02                 6.50
65.01 - 70.00                                     27          14,645,970.71                15.82
70.01 - 75.00                                     18          10,271,062.70                11.10
75.01 - 80.00                                     72          33,702,043.27                36.41
80.01 - 85.00                                      1             422,626.21                 0.46
90.01 - 95.00                                      1             365,000.00                 0.39
-------------------------------------------------------------------------------------------------
                Total:                           179         $92,571,314.54               100.00%
=================================================================================================

(1) As of the Cut-Off Date, the weighted average Loan-To-Value Ratio at origination of the Group 1 Mortgage Loans is expected to be approximately 66.56%.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

              Lehman Brothers            Mortgage Backed Securities

        Current Mortgage Interest Rates of the Group 1 Mortgage Loans (1)

-------------------------------------------------------------------------------------------
                                                         Aggregate             % of
                                     Number Of       Stated Principal       Cut-Off Date
                                     Mortgage         Balance as of       Pool Principal
Mortgage Interest Rates (%)            Loans          Cut-Off Date            Balance
-------------------------------------------------------------------------------------------
3.751 - 4.000                                   1           $572,174.41              0.62%
4.001 - 4.250                                   5          3,232,799.61               3.49
4.251 - 4.500                                  24         13,644,623.08              14.74
4.501 - 4.750                                  66         33,213,939.91              35.88
4.751 - 5.000                                  65         32,619,725.77              35.24
5.001 - 5.250                                  11          5,959,361.19               6.44
5.251 - 5.500                                   4          2,112,242.44               2.28
5.501 - 5.750                                   3          1,216,448.13               1.31
-------------------------------------------------------------------------------------------
             Total:                           179        $92,571,314.54             100.00%
===========================================================================================

(1) As of the Cut-Off Date, the weighted average Current Mortgage Interest Rate of the Group 1 Mortgage Loans is expected to be approximately 4.773%.

                   Gross Margins of the Group 1 Mortgage Loans

-------------------------------------------------------------------------------------------
                                                        Aggregate              % of
                                     Number of      Stated Principal       Cut-Off Date
                                     Mortgage         Balance as of       Pool Principal
Gross Margin (%)                       Loans          Cut-Off Date            Balance
-------------------------------------------------------------------------------------------
2.250                                         179        $92,571,314.54            100.00%
-------------------------------------------------------------------------------------------
             Total:                           179        $92,571,314.54            100.00%
===========================================================================================

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

               Lehman Brothers          Mortgage Backed Securities

                 Rate Ceilings of the Group 1 Mortgage Loans (1)

----------------------------------------------------------------------------------------------
                                                          Aggregate             % of
                                       Number Of      Stated Principal       Cut-Off Date
          Maximum Lifetime             Mortgage         Balance as of       Pool Principal
    Mortgage Interest Rates (%)          Loans          Cut-Off Date           Balance
----------------------------------------------------------------------------------------------
9.751 - 10.000                                    1           $572,174.41               0.62%
10.001 - 10.250                                   5          3,232,799.61                3.49
10.251 - 10.500                                  24         13,644,623.08               14.74
10.501 - 10.750                                  66         33,213,939.91               35.88
10.751 - 11.000                                  65         32,619,725.77               35.24
11.001 - 11.250                                  11          5,959,361.19                6.44
11.251 - 11.500                                   4          2,112,242.44                2.28
11.501 - 11.750                                   3          1,216,448.13                1.31
----------------------------------------------------------------------------------------------
              Total:                            179        $92,571,314.54             100.00%
==============================================================================================

(1) As of the Cut-Off Date, the weighted average Rate Ceiling of the Group 1 Mortgage Loans is expected to be approximately 10.773%.

          First Rate Adjustment Date of the Group 1 Mortgage Loans (1)

----------------------------------------------------------------------------------------------
                                                         Aggregate               % of
                                       Number Of      Stated Principal       Cut-Off Date
                                       Mortgage        Balance as of       Pool Principal
    First Rate Adjustment Date           Loans         Cut-Off Date            Balance
----------------------------------------------------------------------------------------------
July 1, 2005                                      1         $422,626.21                 0.46%
January 1, 2006                                  84       44,211,194.33                 47.76
February 1, 2006                                 94       47,937,494.00                 51.78
----------------------------------------------------------------------------------------------
              Total:                            179      $92,571,314.54               100.00%
==============================================================================================

(1) As of the Cut-Off Date, the weighted average months to First Rate Adjustment Date for the Group 1 Mortgage Loans is expected to be approximately 35 months.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

        Lehman Brothers                 Mortgage Backed Securities


                Remaining Terms of the Group 1 Mortgage Loans (1)

--------------------------------------------------------------------------------
                                            Aggregate                  % of
                            Number Of   Stated Principal         Cut-Off Date
                             Mortgage     Balance as of         Pool Principal
Remaining Term (Months)       Loans        Cut-Off Date             Balance
--------------------------------------------------------------------------------
161 - 180                          4          $ 2,884,386.49               3.12%
341 - 360                        175           89,686,928.05              96.88
--------------------------------------------------------------------------------
           Total:                179          $92,571,314.54             100.00%
================================================================================

(1) As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group 1 Mortgage Loans is expected to be approximately 354 months.


         Credit Scoring of Mortgagors of the Group 1 Mortgage Loans (1)

--------------------------------------------------------------------------------
                                           Aggregate                   % of
                          Number Of    Stated Principal          Cut-Off Date
                          Mortgage       Balance as of          Pool Principal
       Credit Scores       Loans         Cut-Off Date               Balance
--------------------------------------------------------------------------------
801 - 850                        2           $   713,527.84                0.77%
751 - 800                       79            41,792,169.70               45.15
701 - 750                       68            35,349,933.53               38.19
651 - 700                       21            10,086,518.09               10.90
601 - 650                        9             4,629,165.38                5.00
--------------------------------------------------------------------------------
           Total:              179           $92,571,314.54              100.00%
================================================================================

(1) The scores shown are Bureau Credit Scores from Experiean (FICO), Equifax (Beacon) and TransUnion (Empirica).

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

        Lehman Brothers                 Mortgage Backed Securities

--------------------------------------------------------------------------------
                  Collateral Summary of Group 2 Mortgage Loans
================================================================================

Description of The Group 2 Mortgage Loans

The Group 2 Mortgage Loans consist of 5/1 One-Year LIBOR Hybrid ARM secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 5 years after origination and thereafter the Mortgage Loans have a variable interest rate. Approximately 57.85% of the Group 2 Mortgage Loans require only the payment of interest until the month following the first rate adjustment date. The mortgage loan interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 5% for the first adjustment date and 2% for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 5% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time without penalty.

The approximate collateral statistics for the Group 2 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.

                                                              Collateral Summary    Range (if applicable)
                                                              ------------------    ----------------------
Total Outstanding Loan Balance                                      $786,106,638
Total Number of Loans                                                      1,449
Average Loan Principal Balance                                      $    542,517    $322,701 to $1,000,000
WA Gross Coupon                                                            5.314%          3.750% to 6.625%
WA FICO                                                                      735                621 to 819
WA Original Term (mos.)                                                      359                120 to 360
WA Remaining Term (mos.)                                                     358                120 to 360
WA OLTV                                                                    63.95%          12.00% to 95.00%
WA Months to First Rate Adjustment Date                                       59                  53 to 60
Gross Margin                                                               2.250%
WA Rate Ceiling                                                           10.314%         8.750% to 11.625%
Geographic Concentration of Mortgaged Properties (Top           CA         74.99%
5 States) based on the Aggregate Stated Principal               FL          2.60%
Balance                                                         VA          2.06%
                                                                GA          1.94%
                                                                NC          1.92%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

        Lehman Brothers                     Mortgage Backed Securities

                  Collateral Summary of Group 2 Mortgage Loans

The approximate collateral statistics for the Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.

       Occupancy of Mortgaged Properties of the Group 2 Mortgage Loans (1)

--------------------------------------------------------------------------------
                                           Aggregate                % of
                          Number Of    Stated Principal         Cut-Off Date
                          Mortgage       Balance as of         Pool Principal
          Occupancy         Loans        Cut-Off Date              Balance
--------------------------------------------------------------------------------
Primary Residence              1,351         $734,996,701.96            93.50%
Second Home                       85           45,902,575.79             5.84
Investor Property                 13            5,207,360.22             0.66
--------------------------------------------------------------------------------
           Total:              1,449         $786,106,637.97           100.00%
================================================================================

(1) Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                  Property Types of the Group 2 Mortgage Loans

-------------------------------------------------------------------------------------
                                                   Aggregate             % of
                                 Number Of     Stated Principal      Cut-Off Date
                                 Mortgage        Balance as of      Pool Principal
         Property Type             Loans         Cut-Off Date           Balance
-------------------------------------------------------------------------------------
Single Family Residence                  916        $501,020,681.40          63.73%
PUD-Detached                             358         201,957,286.68          25.69
Condominium                              121          57,640,358.22           7.33
PUD-Attached                              38          16,270,670.65           2.07
2-Family                                   9           5,477,208.41           0.70
3-Family                                   2           1,263,655.88           0.16
4-Family                                   2           1,185,214.55           0.15
Townhouse                                  2             892,000.01           0.11
Co-Op                                      1             399,562.17           0.05
-------------------------------------------------------------------------------------
           Total:                      1,449        $786,106,637.97         100.00%
=====================================================================================

               Mortgage Loan Purpose of the Group 2 Mortgage Loans


--------------------------------------------------------------------------------
                                           Aggregate               % of
                        Number Of      Stated Principal        Cut-Off Date
                        Mortgage         Balance as of        Pool Principal
          Purpose         Loans          Cut-Off Date             Balance
--------------------------------------------------------------------------------
Refinance-Rate/Term           844            $466,218,081.82          59.31%
Purchase                      386             207,815,446.74          26.44
Refinance-Cashout             219             112,073,109.41          14.26
--------------------------------------------------------------------------------
           Total:           1,449            $786,106,637.97         100.00%
================================================================================

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

        Lehman Brothers                               Mortgage Backed Securities

  Geographical Distribution of the Mortgage Properties of the Group 2 Mortgage
                                   Loans (1)

----------------------------------------------------------------------------
                                         Aggregate                % of
                         Number Of    Stated Principal        Cut-Off Date
                          Mortgage      Balance as of        Pool Principal
    Geographic Area        Loans        Cut-Off Date            Balance
----------------------------------------------------------------------------
California                       1,078    $589,533,373.23          74.99%
Florida                             37      20,413,366.26           2.60
Virginia                            31      16,193,111.32           2.06
Georgia                             30      15,280,822.59           1.94
North Carolina                      33      15,129,678.15           1.92
Illinois                            27      14,430,076.68           1.84
Maryland                            28      13,884,604.67           1.77
South Carolina                      18      12,120,412.60           1.54
Colorado                            20      11,593,325.06           1.47
Texas                               22      11,028,655.84           1.40
Nevada                              18      10,419,056.34           1.33
Arizona                             19       9,565,529.45           1.22
Massachusetts                       18       9,122,851.59           1.16
Washington                          12       5,714,983.32           0.73
Connecticut                          9       5,525,633.99           0.70
New Mexico                           4       3,085,000.00           0.39
Minnesota                            6       2,921,617.45           0.37
District of Columbia                 5       2,637,235.89           0.34
Missouri                             5       2,621,835.43           0.33
Pennsylvania                         4       1,714,000.00           0.22
Michigan                             3       1,619,109.88           0.21
Oregon                               3       1,589,703.97           0.20
Utah                                 3       1,288,614.15           0.16
Vermont                              2       1,193,500.00           0.15
Kansas                               2       1,049,849.61           0.13
New Hampshire                        1         995,529.01           0.13
New Jersey                           2         893,381.23           0.11
Rhode Island                         2         785,028.63           0.10
Indiana                              1         750,000.00           0.10
Idaho                                1         700,000.00           0.09
Wyoming                              1         650,000.00           0.08
Tennessee                            1         460,220.24           0.06
Wisconsin                            1         440,000.00           0.06
Delaware                             1         389,531.39           0.05
New York                             1         367,000.00           0.05
-------------------------------------------------------------------------
           Total:                1,449    $786,106,637.97         100.00%
=========================================================================

(1) As of the Cut-Off Date, no more than approximately 1.77% of the Group 2 Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

          Lehman Brothers              Mortgage Backed Securities

   Current Mortgage Loan Principal Balances of the Group 2 Mortgage Loans (1)

-------------------------------------------------------------------------------------------------
                                                             Aggregate                 % of
                                         Number Of        Stated Principal        Cut-Off Date
Current Mortgage Loan                    Mortgage           Balance as of        Pool Principal
Principal Balances ($)                     Loans            Cut-Off Date            Balance
-------------------------------------------------------------------------------------------------
300,000.01 - 350,000.00                          110            $ 37,198,535.72                4.73%
350,000.01 - 400,000.00                          273             103,454,698.87               13.16
400,000.01 - 450,000.00                          214              91,370,273.53               11.62
450,000.01 - 500,000.00                          196              93,825,596.17               11.94
500,000.01 - 550,000.00                          112              58,747,683.87                7.47
550,000.01 - 600,000.00                          111              64,082,733.70                8.15
600,000.01 - 650,000.00                           97              61,496,299.58                7.82
650,000.01 - 700,000.00                           68              46,302,635.57                5.89
700,000.01 - 750,000.00                           97              70,990,423.28                9.03
750,000.01 - 800,000.00                           15              11,739,023.11                1.49
800,000.01 - 850,000.00                           32              26,603,556.25                3.38
850,000.01 - 900,000.00                           17              15,041,783.93                1.91
900,000.01 - 950,000.00                           11              10,132,742.96                1.29
950,000.01 - 1,000,000.00                         96              95,120,651.43               12.10
----------------------------------------------------------------------------------------------------
           Total:                              1,449            $786,106,637.97              100.00%
====================================================================================================

(1) As of the Cut-Off Date, the average outstanding principal balance of the Group 2 Mortgage Loans is expected to be approximately $542,517.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

          Lehman Brothers              Mortgage Backed Securities

         Original Loan-To-Value Ratios of the Group 2 Mortgage Loans (1)

-------------------------------------------------------------------------------------------------
                                                             Aggregate                 % of
                                         Number Of        Stated Principal        Cut-Off Date
                                         Mortgage           Balance as of        Pool Principal
Original Loan-To-Value Ratios (%)          Loans            Cut-Off Date            Balance
-------------------------------------------------------------------------------------------------
10.01 - 15.00                                      5        $  3,305,574.00                 0.42%
15.01 - 20.00                                      7           4,820,440.64                 0.61
20.01 - 25.00                                     15           9,115,493.99                 1.16
25.01 - 30.00                                     22          12,227,162.92                 1.56
30.01 - 35.00                                     39          23,644,428.10                 3.01
35.01 - 40.00                                     50          30,852,300.48                 3.92
40.01 - 45.00                                     58          32,529,736.44                 4.14
45.01 - 50.00                                     79          46,428,123.96                 5.91
50.01 - 55.00                                     97          56,436,411.62                 7.18
55.01 - 60.00                                     94          51,584,354.42                 6.56
60.01 - 65.00                                     94          55,292,936.59                 7.03
65.01 - 70.00                                    205         116,601,844.55                14.83
70.01 - 75.00                                    193         110,173,816.30                14.02
75.01 - 80.00                                    473         226,011,335.21                28.75
80.01 - 85.00                                      4           1,467,857.09                 0.19
85.01 - 90.00                                      7           2,910,768.25                 0.37
90.01 - 95.00                                      7           2,704,053.41                 0.34
-------------------------------------------------------------------------------------------------
                Total:                         1,449        $786,106,637.97               100.00%
=================================================================================================

(1) As of the Cut-Off Date, the weighted average Loan-To-Value Ratio at origination of the Group 2 Mortgage Loans is expected to be approximately 63.95%.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

              Lehman Brothers       Mortgage Backed Securities

        Current Mortgage Interest Rates of the Group 2 Mortgage Loans (1)

================================================================================
                                                   Aggregate           % of
                                 Number Of    Stated Principal     Cut-Off Date
                                 Mortgage       Balance as of     Pool Principal
Mortgage Interest Rates (%)        Loans        Cut-Off Date          Balance
================================================================================
3.501 - 3.750                             1         $620,000.00            0.08%
3.751 - 4.000                             1          583,957.00            0.07
4.001 - 4.250                             9        4,539,471.31            0.58
4.251 - 4.500                            22       13,078,938.65            1.66
4.501 - 4.750                            62       33,249,299.72            4.23
4.751 - 5.000                           201      105,393,692.60           13.41
5.001 - 5.250                           391      211,809,280.03           26.94
5.251 - 5.500                           488      266,212,596.82           33.86
5.501 - 5.750                           201      108,694,362.58           13.83
5.751 - 6.000                            66       37,912,369.78            4.82
6.001 - 6.250                             4        2,879,000.00            0.37
6.251 - 6.500                             2          799,669.48            0.10
6.501 - 6.750                             1          334,000.00            0.04
--------------------------------------------------------------------------------
             Total:                   1,449     $786,106,637.97          100.00%
================================================================================

(1) As of the Cut-Off Date, the weighted average Current Mortgage Interest Rate of the Group 2 Mortgage Loans is expected to be approximately 5.314%.

                  Gross Margins of the Group 2 Mortgage Loans

================================================================================
                                                   Aggregate           % of
                                 Number Of    Stated Principal     Cut-Off Date
                                 Mortgage       Balance as of     Pool Principal
Gross Margin (%)                   Loans        Cut-Off Date          Balance
================================================================================
2.250                                 1,449     $786,106,637.97          100.00%
--------------------------------------------------------------------------------
             Total:                   1,449     $786,106,637.97          100.00%
================================================================================

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

              Lehman Brothers       Mortgage Backed Securities

                 Rate Ceilings of the Group 2 Mortgage Loans (1)

================================================================================
                                                   Aggregate           % of
                                 Number Of    Stated Principal     Cut-Off Date
    Maximum Lifetime             Mortgage       Balance as of     Pool Principal
Mortgage Interest Rates (%)        Loans        Cut-Off Date          Balance
================================================================================
8.501 - 8.750                             1          $620,000.00           0.08%
8.751 - 9.000                             1           583,957.00           0.07
9.001 - 9.250                             9         4,539,471.31           0.58
9.251 - 9.500                            22        13,078,938.65           1.66
9.501 - 9.750                            62        33,249,299.72           4.23
9.751 - 10.000                          201       105,393,692.60          13.41
10.001 - 10.250                         391       211,809,280.03          26.94
10.251 - 10.500                         488       266,212,596.82          33.86
10.501 - 10.750                         201       108,694,362.58          13.83
10.751 - 11.000                          66        37,912,369.78           4.82
11.001 - 11.250                           4         2,879,000.00           0.37
11.251 - 11.500                           2           799,669.48           0.10
11.501 - 11.750                           1           334,000.00           0.04
--------------------------------------------------------------------------------
              Total:                  1,449      $786,106,637.97         100.00%
================================================================================

(1) As of the Cut-Off Date, the weighted average Rate Ceiling of the Group 2 Mortgage Loans is expected to be approximately 10.314%.

          First Rate Adjustment Date of the Group 2 Mortgage Loans (1)

================================================================================
                                                   Aggregate           % of
                                 Number Of    Stated Principal     Cut-Off Date
                                 Mortgage       Balance as of     Pool Principal
 First Rate Adjustment Date        Loans        Cut-Off Date          Balance
================================================================================
July 1,2007                               2          $791,970.70           0.10%
August 1, 2007                            1           400,000.00           0.05
September 1, 2007                        24        15,635,811.89           1.99
October 1, 2007                         101        59,322,291.48           7.55
November 1, 2007                        193       111,910,256.06          14.24
December 1, 2007                        190       108,231,556.91          13.77
January 1, 2008                         541       282,731,681.38          35.97
February 1, 2008                        397       207,083,069.55          26.34
--------------------------------------------------------------------------------
              Total:                  1,449      $786,106,637.97         100.00%
================================================================================

(1) As of the Cut-Off Date, the weighted average months to First Rate Adjustment Date for the Group 2 Mortgage Loans is expected to be approximately 59 months.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

    Lehman Brothers            Mortgage Backed Securities

                Remaining Terms of the Group 2 Mortgage Loans (1)

--------------------------------------------------------------------------------
                                               Aggregate           % of
                              Number Of    Stated Principal     Cut-Off Date
                               Mortgage     Balance as of      Pool Principal
Remaining Term (Months)         Loans        Cut-Off Date         Balance
--------------------------------------------------------------------------------
101 - 120                             1          $350,000.00               0.04%
161 - 180                             3         1,461,289.90               0.19
201 - 220                             1           652,000.00               0.08
281 - 300                             2         1,273,540.16               0.16
341 - 360                         1,442       782,369,807.91              99.52
--------------------------------------------------------------------------------
           Total:                 1,449      $786,106,637.97             100.00%
================================================================================

(1) As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group 2 Mortgage Loans is expected to be approximately 358 months.

         Credit Scoring of Mortgagors of the Group 2 Mortgage Loans (1)

--------------------------------------------------------------------------------
                                               Aggregate           % of
                              Number Of    Stated Principal     Cut-Off Date
                               Mortgage     Balance as of      Pool Principal
        Credit Scores           Loans        Cut-Off Date         Balance
--------------------------------------------------------------------------------
801 - 850                            33       $17,519,987.78               2.23%
751 - 800                           604       324,162,359.93              41.24
701 - 750                           500       270,799,520.40              34.45
651 - 700                           257       141,163,434.42              17.96
601 - 650                            51        29,955,457.39               3.81
Not Scored                            4         2,505,878.05               0.32
--------------------------------------------------------------------------------
           Total:                 1,449      $786,106,637.97             100.00%
================================================================================

(1) The scores shown are Bureau Credit Scores from Experiean (FICO), Equifax (Beacon) and TransUnion (Empirica).





This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).